Index Advantage Income ADV, 485BPOS

Filed on September 25, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

File Nos. 333-255394; 811-05618

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 24	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 698	☒

(Check appropriate box or boxes.)

ALLIANZ LIFE VARIABLE ACCOUNT B

(Exact Name of Registered Separate Account)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Name of Insurance Company)

File No. 333-264349

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 23	☒

(Check appropriate box or boxes.)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Name of Insurance Company)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

(763) 765-7494

(Insurance Company’s Telephone Number, including Area Code)

John P. Hite, Senior Counsel, Associate General Counsel

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of each Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 7(a)(2)(B) of the Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A PROSPECTUS

Index Advantage Income ADV® ANNUITY CONTRACT
Issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
The annuity described in this prospectus is an individual flexible purchase payment index-linked and variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life.
The Contract allows you to allocate your Purchase Payments and any earnings among the Contract’s available index-linked investment options (Index Options). Please note, we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. The Contract also includes the Variable Option, a subaccount of our Allianz Life Variable Account B that invests exclusively in shares of the AZL Government Money Market Fund. Allianz Life Variable Account B is our registered separate account, and it is referred to in this prospectus as the “Separate Account”. However, you cannot instruct us to allocate Purchase Payments or earnings to the Variable Option. For additional information about each of the Contract’s Investment Options, see Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previously credited earnings.
Index Options. Each Index Option is tied (or linked) to the performance of a specific market index or exchange-traded fund (Index) for a defined time period (Term). At the end of a Term, we will apply positive, negative, or zero interest (Performance Credits) to your investment in an Index Option based, in part, on the performance of the Index.
Each available Index Option offers a certain level of protection against Index losses used in the calculation of Performance Credits. Certain Index Options offer complete protection from Index losses. Other Index Options have a Buffer or Floor feature that provides limited protection from Index losses.
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We currently offer Index Options with Buffers ranging from 10% to 30% or with a Floor of -10%. If there is poor Index performance, you could lose up to 70% to 90% of your investment in an Index Option with a Buffer after taking into account the Buffer protection and up to 10% of your investment in an Index Option with a Floor after taking into account the Floor protection. Cumulative losses over the life of the Contract could be greater.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
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If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively.
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At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.
Each available Index Option also has an upside feature, either a Trigger Rate, Cap, and/or Participation Rate, used in the calculation of Performance Credits.
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We may limit the amount you can earn on an Index Option based on the Trigger Rate, Cap, or Participation Rate, as applicable.
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The lowest Trigger Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.05%, and 5.00%, respectively.
Variable Option. The sole purpose of the Variable Option is to hold Purchase Payments until they are transferred to the Index Options. The Variable Option’s performance is based on the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in negative Market Value Adjustments (MVAs), negative Daily Adjustments, taxes, and tax penalties. The maximum potential loss from a negative MVA is -10%. The maximum potential loss from a negative Daily Adjustment is either -99% or -35% depending on the Index Option.
Income benefit riders: When purchasing this Contract, you must also select an available income benefit rider. Until October 12, 2026, the only available income benefit rider is the Income Benefit. However, if you purchase the Contract after that date, you may select either the Income Benefit or the Legacy+TM Income Benefit. Please see Appendix G – Material Contract Variations by State and Issue Date - Legacy+TM Income Benefit Availability Restrictions for more information. Both income benefits provide lifetime Income Payments for an additional charge. The Legacy+TM Income Benefit also includes the Legacy+TM Benefit that provides a guaranteed value (Legacy Value) for an additional charge that

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

is accessible through withdrawals or as a death benefit after Income Payments begin. Income Payments are subject to a waiting period and are based on Contract Value, not a guaranteed value. Income Payments may be unavailable or end prematurely if you change ownership or Beneficiary(ies). Negative earnings (including negative Performance Credits), withdrawals, and deductions of Contract fees and expenses (including any MVA) may cause Income Payments to be unavailable or end prematurely. In such cases, you may pay for your selected income benefit without receiving any of its advantages. Also, if you do not take Income Payments during the eligibility period, your selected income benefit ends and you will have paid for the benefit without receiving any of its advantages.
We designed the Contract for people who are receiving ongoing investment advice from third-party Financial Professionals who may charge an investment advisory fee for their services. The deduction of this investment advisory fee is in addition to this Contract’s fees and expenses we assess and will reduce your Contract Value, and will therefore have an indirect impact on features, benefits, and guarantees based on Contract Value. As such, if we deduct investment advisory fees on a day other than a Term End Date, we apply the Daily Adjustment (which can be negative) to the Contract Value before deducting these fees. If you authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, the deduction of these investment advisory fees is not subject to an MVA; does not reduce the Annual Contribution Amounts used to determine the MVA, your Guaranteed Death Benefit Value, or Income Payments; and is not subject to income taxes or a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The Contract may not be appropriate if you intend to pay investment advisory fees from an Index Option before the end of its Term. Please consult with a tax professional to determine the tax implications of advisory fees for state income tax.
All obligations and guarantees under the Contract, including Performance Credits, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. The availability of Investment Options, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix H – Financial Intermediary Variations for additional information. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we will apply the Daily Adjustment if the cancellation occurs after the Index Effective Date. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. If you have an Individual Retirement Annuity Contract, we refund the greater of Purchase Payments less withdrawals, or total Contract Value. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Before investing, be sure to ask your Financial Professional about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract. This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Appendix H – Financial Intermediary Variations	156
For Service or More Information	157
Our Service Center	157

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Annual Contribution Amount(s) – the total amount that is subject to an MVA when you take a full or partial withdrawal, begin Annuity Payments, or we pay a death benefit during the MVA period. We establish an Annual Contribution Amount on the Index Effective Date, and we establish additional Annual Contribution Amounts on each subsequent Index Anniversary if you make additional Purchase Payments. We do not reduce Annual Contribution Amounts for deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary, and the maximum Annuity Date is age 100.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for each Index Option with the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Precision Strategy Buffer is 10%, and Index Performance Strategy and Index Dual Precision Strategy Buffers are either 10%, 20%, or 30%. Buffers do not change. Restrictions on the availability of the Buffers are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Cash Value – the amount available upon surrender (full withdrawal), and it’s one of the values available if you annuitize the Contract, or when we pay a death benefit. It is the Contract Value (including any Daily Adjustment) less any final product and rider fees and contract maintenance charge, and increased or decreased for any MVA.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA) and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. All withdrawals you take reduce the Charge Base, even MVA-Free Withdrawals. We use the Charge Base to determine the next product and rider fees we deduct.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is in the Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Performance Credits, which can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even MVA-Free Withdrawals. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The Cash Value reflects all Contract fees and expenses we would apply on surrender (including any MVA).
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Income Payments as discussed in section 2. The Covered Person(s) is also the person(s) upon whose life we base the death benefit provided by the Legacy+TM Benefit if you select the Legacy+TM Income Benefit. Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date.
Crediting Method – a method we use to calculate Performance Credits for the Index Options.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in section 7, Expenses and Adjustments – Daily Adjustment; and Appendix C. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Declared Protection Strategy Credit (DPSC) – as described in Appendix G, this terminology was used for Contracts issued before May 1, 2023, to describe the positive credit you receive on a Term End Date from the Index Protection Strategy with DPSC Index Options if Index performance is zero or positive. DPSC also refers to the rate we set for these Index Options on each Term Start Date. For Contracts issued on or after May 1, 2023, this is called a “Performance Credit” when referring to the credit, and a “Trigger Rate” when referring to the rate.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Early Reallocation – a feature that allows you to move all assets out of locked Index Options on days other than an Index Anniversary or a Term End Date. Not available to Contracts issued before May 1, 2023, as detailed in Appendix G.
Eligible Person(s) – the person(s) whose age determines each Income Percentage and Income Percentage Increase that we use to calculate the Lifetime Income Percentages and Income Payments, and on whose lifetime we base Income Payments. There are restrictions on who can become an Eligible Person as stated in section 2.
Excess Withdrawal – if you have the Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. If you have the Legacy+TM Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year, when the Contract Value is greater than the Legacy Value, that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract to be Excess Withdrawals. Excess Withdrawals reduce your Contract Value, Legacy Value (if applicable), future Income Payments, Guaranteed Death Benefit Value, and may end your Contract.
Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a registered representative of a broker-dealer and/or an investment adviser representative of a registered investment adviser. However, we do not pay a commission to broker-dealers or their registered representatives in connection with sales of the Contract. The Contract is intended to be used by purchasers who are working with a Financial Professional registered or affiliated with an investment adviser, offering advisory services for a fee.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. The Floors are -10% and do not change.
Fund – the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase with the Traditional Death Benefit or Maximum Anniversary Value Death Benefit (whichever is applicable). The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Income Benefit – the name of a currently available income benefit rider that may be selected at Contract issue which has an additional rider fee and is described in section 11. In your Contract, this benefit is called the Income Benefit Rider. Until October 12, 2026, your Contract will automatically include the Income Benefit. However, if you purchase a Contract after that date, at Contract issue you must select between either the Income Benefit or the Legacy+TM Income Benefit.
Income Benefit Anniversary – a twelve-month anniversary of the Income Benefit Date or any subsequent Income Benefit Anniversary. It is the date we determine Income Payment increases. Income Benefit Anniversaries always occur on Index Anniversaries.
Income Benefit Date – the date you choose to begin receiving Income Payments under the Income Benefit and the Income Period begins. The Income Benefit Date must be on an Index Anniversary.
Income Benefit Supplement – the supplement that must accompany this prospectus which contains the terms used to calculate Income Payments for your Contract under the income benefits, and the Legacy Value for the Legacy+TM Benefit that is included in the Legacy+TM Income Benefit. Please note that terms can differ between these two income benefits. The Income Benefit Supplement includes the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. The supplement also includes the income multiplier factor, income multiplier benefit wait period for the Income Multiplier Benefit, and the Legacy Value Percentage for the Legacy+TM Benefit. We cannot change these terms for your Contract once they are established. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at https://www.allianzlife.com/RILAincomeadvrates. The Income Benefit Supplement is also filed on EDGAR at https://www.sec.gov under Form N-4 File Numbers 333-264349 and 333-255394.
Income Benefit Year – a twelve-month period beginning on the Income Benefit Date or a subsequent Income Benefit Anniversary.
Income Multiplier Benefit – a benefit automatically included with the income benefits, which is described in section 11. The Income Multiplier Benefit has no additional charge and after the required wait period can increase your income to help pay for care if you should need it.
Income Payments – the payments we make to you under your selected income benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Income Payments are discussed in section 11.
Income Percentages – amounts we use to calculate the Lifetime Income Percentages. We establish Income Percentages for each payment type. The current Income Percentages for each income benefit are stated in the Income Benefit Supplement attached to the prospectus. Please see Appendix F for historical information on the Income Percentages for previous versions of the Income Benefit.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Income Percentage Increases – the amount that each Lifetime Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date. The current Income Percentage Increases for each income benefit are stated in the Income Benefit Supplement attached to the prospectus. Please see Appendix F for historical information on the Income Percentage Increases for previous versions of the Income Benefit.
Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.
Increasing Income – a payment option available under the income benefits. It provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Performance Credit, or you execute a Performance Lock during the prior Income Benefit Year. These increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix B.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.
Index Dual Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Dual Precision Strategy calculates Performance Credits based on Index Returns subject to a Trigger Rate and a 10%, 20%, or 30% Buffer. This Crediting Method provides a positive Performance Credit for negative market movements when the loss is less than or equal to the applicable 10%, 20%, or 30% Buffer. However, you can still receive negative Performance Credits under this Crediting Method when the Index Return is negative and extends beyond the Buffer, which means you can lose principal and previous earnings. Significant losses beyond the 10%, 20%, or 30% Buffer for the Index Dual Precision Strategy can result in substantial loss of principal and previous earnings. Restrictions on the availability of the Index Dual Precision Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Guard Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and -10% Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take (including any MVA), and previous deductions we made for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease from the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, Trigger Rates, Caps, and Participation Rates for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Performance Credits received, and renewal or Early Reallocation Trigger Rates, Caps, and Participation Rates that

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

are effective for the next Term for the Index Options you selected. The Index Options Statement also shows any applicable Buffer or Floor for your selected Index Option(s). For any Index Option you selected that has not reached its Term End Date, the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment. During the Accumulation Phase and before the Income Period, the statement will also show the current Lifetime Income Percentages for each payment type available under your selected income benefit. During the Income Period it will show the maximum Income Payment available for the next year, and, if you have the Legacy+TM Income Benefit, it will show the Legacy Value for the Legacy+TM Benefit.
Index Performance Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10%, 20%, or 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Performance Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Index Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Trigger Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with Cap provides a Performance Credit based on Index Returns subject to a Cap, but does not allow negative Performance Credits.
Index Protection Strategy with DPSC – as described in Appendix G, this terminology was used for Contracts issued before May 1, 2023, to describe the "Index Protection Strategy with Trigger."
Index Protection Strategy with Trigger – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with Trigger provides Performance Credits equal to the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with Trigger does not allow negative Performance Credits. For Contracts issued before May 1, 2023, the Index Protection Strategy with Trigger is called the Index Protection Strategy with Declared Protection Strategy Credit (DPSC) as detailed in Appendix G.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Performance Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date. This method of calculation is also referred to as “point-to-point”.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Investment Options – the Index Options and Variable Option available under the Contract.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two persons designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.
Legacy+TM Benefit – a benefit included in the Legacy+TM Income Benefit. The Legacy+TM Benefit can potentially provide a guaranteed Legacy Value that is accessible through withdrawals or as a death benefit during the Income Period. The Legacy+TM Benefit is not available before Income Payments begin and provides no additional benefit until the Contract Value is less than the Legacy Value.
Legacy+TM Income Benefit – the name of a currently available income benefit rider that may be selected at Contract issue which has an additional rider fee and is described in section 11. This rider includes both an income benefit and the Legacy+TM Benefit. In your Contract, this benefit is called the Income Benefit Rider with Legacy+TM Benefit. Not available to Contracts issued before October 13, 2026, as detailed in Appendix G.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Legacy Value – an amount which is the percentage (the Legacy Value Percentage) of the Contract Value determined on the Income Benefit Date that is accessible through the Legacy+TM Benefit as withdrawals or as a death benefit during the Income Period if you have the Legacy+TM Income Benefit. Deductions we make for Contract fees and expenses will reduce the Contract Value we use to calculate the Legacy Value. However, the Legacy Value will never decrease unless you take an Excess Withdrawal or Legacy Withdrawal.
Legacy Value Percentage – an amount we use to calculate the Legacy Value for the Legacy+TM Benefit. The current Legacy Value Percentage for the Legacy+TM Benefit is stated in the Income Benefit Supplement attached to the prospectus.
Legacy Withdrawals – if you have the Legacy+TM Income Benefit, this is the amount of any withdrawal you take during an Income Benefit Year when the Legacy Value is greater than or equal to the Contract Value, including any withdrawal taken when the Contract Value is equal to zero, that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program to be Legacy Withdrawals. Legacy Withdrawals reduce your Contract Value, Legacy Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract.
Level Income – a payment option associated with the income benefits that provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next during the Income Period.
Level Income Guarantee Payment Percentage – the minimum percentage of total Purchase Payments reduced proportionately for withdrawals you took (including any MVA) that you can receive as an Income Payment if you choose the Level Income payment option available with the income benefits and meet certain age requirements as stated in section 11, Calculating Your Income Payments.
Lifetime Income Percentage – the maximum percentage of Contract Value you can receive as an Income Payment on the Income Benefit Date.
Lock Date – this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before a Term End Date.
Market Value Adjustment (MVA) – an increase or decrease to Contract Value based on changes in interest rates if within seven Index Years of the establishment of an Annual Contribution Amount you take a full or partial withdrawal, begin Annuity Payments, or we pay a death benefit. We do not apply an MVA to MVA-Free Withdrawals, or to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract.
Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA), used to determine the Maximum Anniversary Value Death Benefit as discussed in section 12. All withdrawals you take reduce your Maximum Anniversary Value, even MVA-Free Withdrawals. Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not reduce the Maximum Anniversary Value. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Maximum Anniversary Value Death Benefit – an optional benefit described in section 12 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue and is not available if you select the Legacy+TM Income Benefit.
MVA-Free Withdrawals – withdrawals you take that are not subject to an MVA. MVA-Free Withdrawals include Income Payments, Legacy Withdrawals, withdrawals you take under the free withdrawal privilege, and required minimum distribution payments (RMD payments) you take under our minimum distribution program.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. This method of calculation is also referred to as “enhanced upside”. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Performance Credit – the return you receive on a Term End Date from the Index Option(s). We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap, any Trigger Rate, or any Buffer or Floor. Performance Credits cannot be negative with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options. However, Performance Credits can be negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment is zero. However, we continue to allow Performance Locks if the Daily Adjustment is zero for Contracts issued before May 1, 2023, as detailed in Appendix G.
Precision Rate – as described in Appendix G, this terminology was used for Contracts issued before May 1, 2023, to describe the positive Performance Credit you receive for the Index Precision Strategy Index Options if Index performance is zero or positive. Precision Rate also refers to the rate we set for these Index Options on each Term Start Date. For Contracts issued on or after May 1, 2023, this is called a "Trigger Rate."
Protection Credit – as described in Appendix G, this terminology was used for Contracts issued before May 1, 2023, to describe the credit you receive on the Term End Date for the Index Protection Strategy with Cap Index Options. For Contracts issued on or after May 1, 2023, this is called a "Performance Credit."
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix C.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix C.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life Variable Account B is a separate investment account of Allianz Life. The variable investment portion of the Contract is issued through the Separate Account. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications, and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Performance Credits.
Term End Date – the day on which a Term ends and we apply Performance Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the Trigger Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. However, if you execute an Early Reallocation, the Term Start Date will be the Business Day we receive your Early Reallocation request in Good Order. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 12.
Trigger Rate – this is the positive Performance Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, or Index Precision Strategy. You receive the Trigger Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. For the Index Dual Precision Strategy, you also receive the Trigger Rate if the Index Return is negative and the loss is less than or equal to the Buffer. This method of calculation is also referred to as “step-up”. For the Index Protection Strategy with Trigger, you will not receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date. For the Index Dual Precision Strategy and the Index Precision Strategy, you will receive a negative Performance Credit if the Index Value decreases from the Term Start Date to the Term End Date and the negative Index Return extends beyond the Buffer. We do not apply the Trigger Rate annually on 3-year and 6-year Term Index Options. On each Term Start Date, we set a Trigger Rate for each Index Option with the Index Protection Strategy with Trigger, Index Dual Precision Strategy, and Index Precision Strategy. The Trigger Rates provide predefined upside potential. The Trigger Rates applicable to your Contract are shown on the Index Options Statement. For Contracts issued before May 1, 2023, the Trigger Rate is called the DPSC when used with the Index Protection Strategy, or the Precision Rate when used with the Index Precision Strategy as detailed in Appendix G.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the value of the units in the Variable Option attributable to your Contract.
Variable Option – a subaccount of the Separate Account, and the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. You cannot allocate Purchase Payments or other amounts in your Contract (e.g., earnings) to the Variable Option.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Overview of the Contract
What Is the Purpose of the Contract?
The Index Advantage Income ADV® is a product that offers Index Options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more Purchase Payments. Except for Purchase Payments received on the Index Effective Date or an Index Anniversary, each Purchase Payment is first invested for a limited time in the Variable Option and then transferred to the Index Option(s) that you select for investment.
Depending on several factors (e.g., Index Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize the Contract and begin receiving Annuity Payments from us based on the payment option you select (Annuity Options). The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit), or for an additional rider fee you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit. However, the Maximum Anniversary Value Death Benefit is not available if you select the Legacy+TM Income Benefit. In addition, if you select the Legacy+TM Income Benefit, it includes the Legacy+TM Benefit that provides a Legacy Value that is accessible as a death benefit after Income Payments begin. The death benefit(s) applicable to your Contract may help to financially protect your Beneficiaries. The Contract requires you to select an available income benefit rider at issue. Currently, you can select either the Income Benefit or the Legacy+TM Income Benefit. Both income benefits have a rider fee; however, the Legacy+TM Income Benefit also has an additional rider fee for the Legacy+TM Benefit as it provides additional benefits, including the Legacy Value, not offered through the Income Benefit.
We designed the Contract for people who are receiving ongoing investment advice from a Financial Professional, and who are looking for guaranteed lifetime income with continued access to Contract Value, a death benefit for a period of time, and a level of protection for their principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to MVAs or Daily Adjustments (i.e., a person that does not need access to Contract Value within seven years after we establish an Annual Contribution Amount, or before an Index Option’s Term End Date). If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include other registered index-linked annuities and fixed index annuities. These annuity products offer different features and benefits that may be more appropriate for your needs, including allocation options, and may have fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or may limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.
The product or certain product features may not be available in all states or to all Contracts or may vary in your state. For more information see Appendix G - Material Contract Variations by State and Issue Date. The availability of Investment Options, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix H – Financial Intermediary Variations for additional information.
What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
Accumulation Phase. This is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments (subject to limitations), you can take withdrawals (including Income Payments, Excess Withdrawals, and, if you selected the Legacy+TM Income Benefit, Legacy Withdrawals), and if you die, we pay a death benefit to your named

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Beneficiary(ies). If you begin Income Payments, the Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date. For more information regarding additional Purchase Payment limitations, please see section 3, Purchasing the Contract – Purchase Requirements.
Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Index Options and the Variable Option, as summarized below. Additional information about the Index Options and the Variable Option is provided in Appendix A – Investment Options Available Under the Contract.
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Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. The Contract currently offers Index Options with different types of Crediting Methods, including the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, Index Precision Strategy, Index Dual Precision Strategy, Index Guard Strategy, and Index Performance Strategy.
We credit positive, zero, or negative Performance Credits (i.e., positive, zero, or negative interest) at the end of a Term for amounts allocated to an Index Option based, in part, on the performance of the applicable Index (the Index Return).
Each Index Option offers a certain level of protection from negative Index Returns.
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The Index Protection Strategy with Trigger and Index Protection Strategy with Cap offer complete (or 100%) protection from negative Index Returns. For example, if at the end of a Term, the Index Return is -25%, we will apply a 0% Performance Credit to your investment (i.e., no loss due to the negative Index Return).
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Other Index Options include a feature, either a Buffer or Floor, that provides limited protection from negative Index Returns. Under these other Index Options, you may lose a significant amount of money if an Index declines in value.
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Buffer – A Buffer is the maximum amount of negative Index Return that we absorb before applying a negative Performance Credit. For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%, we apply a Performance Credit of -15%, meaning your Contract Value allocated to that Index Option will decrease by 15% since the Term Start Date. This reflects the negative Index Return that exceeds the protection of the 10% Buffer. The Index Precision Strategy, Index Dual Precision Strategy, and Index Performance Strategy offer Index Options with Buffers.
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Floor – A Floor, on the other hand, is the maximum amount of negative Index Return you absorb as a negative Performance Credit. We absorb any negative Index Return beyond the Floor. For example, if the Index Return is -25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your Contract Value allocated to that Index Option will decrease by 10% since the Term Start Date. This reflects the negative Index Return down to the -10% Floor and no further reduction in Index Option Value occurring as a result. The Index Guard Strategy offers Index Options with a Floor.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
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If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively.
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At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.
Each Index Option also has an upside feature, either a Trigger Rate, Cap, and/or Participation Rate, used in the calculation of positive Performance Credits, if any, that may be credited to your investment at the end of a Term. We may limit the amount you can earn on an Index Option based on the Trigger Rate, Cap or Participation Rate, as applicable.
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Trigger Rate – A Trigger Rate represents the positive Performance Credit, if any, that may apply on the Term End Date. The Index Precision Strategy, Index Dual Precision Strategy, and Index Protection Strategy with Trigger offer Index Options with a Trigger Rate.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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For the Index Precision Strategy and Index Protection Strategy with Trigger, the Trigger Rate will apply if the Index Return is positive or zero. For example, if at the end of a Term, the Index Return is 6% and the Trigger Rate is 3%, we apply a Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date.
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For the Index Dual Precision Strategy, the Trigger Rate will apply if the Index Return is positive, zero, or to a limited extent, negative. For example, assume a Trigger Rate of 3% and a Buffer of 10%. If at the end of a Term, the Index Return is positive, zero, or negative but no lower than -10% (i.e., not in excess of the Buffer), we apply a positive Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. However, if the negative Index Return were lower than -10% (i.e., in excess of the Buffer), we apply a negative Performance Credit equal to the negative Index Return plus the Buffer, as previously summarized above.
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Cap – A Cap represents the maximum positive Performance Credit, if any, applied on a Term End Date. For example, if at the end of a Term, the Index Return is 12% and the Cap is 10%, we apply a Performance Credit of 10%, meaning your Contract Value allocated to that Index Option will increase by 10% since the Term Start Date. The Index Protection Strategy with Cap, Index Guard Strategy, and Index Performance Strategy offer Index Options with a Cap. Index Performance Strategy multi-year Term Index Options have both a Cap and a Participation Rate (as described below).
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Participation Rate – A Participation Rate is the percentage that is multiplied by a positive Index Return in calculating a positive Performance Credit, if any, subject to any applicable Cap. For example, if at the end of a Term, the Participation Rate is 100%, the Cap is 15%, and the Index Return is 12% (which is lower than the Cap), we apply a Performance Credit of 12% (i.e., 100% x 12%). However, if the Index Return were instead 20% (which is higher than the Cap), we would apply the Cap and a Performance Credit of 15% would be applied. Index Performance Strategy multi-year Term Index Options have both a Participation Rate and a Cap.
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The Trigger Rate, Cap, and/or Participation Rate for an Index Option will change from Term to Term, subject to a specified guaranteed minimum that will not change for the life of that Index Option. Guaranteed minimum Trigger Rates, Caps, and/or Participation Rates vary by Index Option.
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If we add a new Index Option to the Contract in the future, the lowest Trigger Rate, Cap, and Participation Rate that we may establish are 0.05%, 0.05%, and 5.00%, respectively. For example, if the Trigger Rate or Cap for a new Index Option is 0.05% and the Index Return is 10%, a 0.05% Performance Credit would be applied. Similarly, if the Participation Rate for a new Index Option is 5.00%, the Index Option is uncapped, and the Index Return is 10%, a 0.50% Performance Credit would be applied.
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Variable Option. You cannot instruct us to allocate your Purchase Payments to the Variable Option available under your Contract. We only allow assets to move into the Index Options on Term Start Dates and Term End Dates. As a result, we hold Purchase Payments you allocate to the Index Options in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. The Variable Option invests in an underlying fund, the AZL Government Money Market Fund, which has its own investment objective, strategies, and risks. Purchase Payments held in the Variable Option are subject to Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.
Annuity Phase. If you request Annuity Payments, the Accumulation Phase (including the Income Period under your selected income benefit, if applicable) ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and the greater of your Contract Value (which reflects any previously deducted Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) less final product and rider fees, or Cash Value. If you select the Legacy+TM Income Benefit, we base Annuity Payments on the greater of your Contract Value less final product and rider fees, Cash Value, or Legacy Value. Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, your selected death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. Your selected income benefit will also end upon

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

entering the Annuity Phase unless we convert your Income Payments to Annuity Payments on the maximum Annuity Date. For more information regarding the Annuity Phase and the income benefits, see section 9, The Annuity Phase - When Annuity Payments Begin.
What Are the Contract’s Primary Features?
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Accessing Your Money. During the Accumulation Phase, you can surrender the Contract (take a full withdrawal) or take partial withdrawals. Withdrawals may be subject to negative Daily Adjustments, negative MVAs, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
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Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase and before the Income Period. However, we may terminate your ability to make additional Purchase Payments in the future. We only allow additional Purchase Payments to move into Index Options on the Index Effective Date or Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the Index Effective Date or next Index Anniversary according to your allocation instructions. For that reason, such Purchase Payments are not available to receive Performance Credits until we transfer them to your selected Index Options and those Index Options reach their respective Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to allocate a Purchase Payment into an established Index Option on an Index Anniversary that is not a Term End Date, we will allocate those assets to the same Index Option with a new Term Start Date. Purchase Payments held in the Variable Option are subject to Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.
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Income Benefit and Legacy+TM Income Benefit. When purchasing the Contract, you must select an available income benefit rider. Until October 12, 2026, the only available income benefit rider is the Income Benefit. However, if you purchase the Contract after that date, you may select either the Income Benefit or the Legacy+TM Income Benefit. Both the Income Benefit and Legacy+TM Income Benefit have additional rider fee(s). You cannot remove your selected income benefit. Both income benefits provide for guaranteed lifetime Income Payments based on a percentage of your Contract Value. Such Income Payments can continue up to the point of annuitization. If you request Income Payments, your Contract will enter the Income Period (which is part of the Accumulation Phase). If you do not take Income Payments, your Contract will not have an Income Period, and you will have paid for your selected income benefit without receiving any of its advantages. Additionally, if you do not take Income Payments and elected the Legacy+TM Income Benefit, you will not have established any Legacy Value and will have paid the additional rider fee for the Legacy+TM Benefit without receiving any of its potential advantages. The terms used to calculate Income Payments are contained in the Income Benefit Supplement. Please note these terms can differ between the two available income benefits. If the terms are less favorable for the Legacy+TM Income Benefit, you may receive lower Income Payments than would otherwise be available through the Income Benefit at a higher fee. Please discuss the appropriateness of the Legacy+TM Income Benefit with your Financial Professional. Unlike the Annuity Phase, the income benefits allow access to your Contract Value and your selected death benefit after Income Payments begin while both the Contract Value and Guaranteed Death Benefit Value are positive. The Legacy+TM Income Benefit also includes the Legacy+TM Benefit that provides a guaranteed Legacy Value that is accessible through withdrawals or as a death benefit after Income Payments begin. The Index Option Values are subject to the Daily Adjustment if we deduct Income Payments other than on a Term End Date. However, the Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative. The income benefits also include the Income Multiplier Benefit for no additional charge, which, if you qualify, can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it. The Income Multiplier Benefit is not available in all states as indicated in Appendix G. A full Excess Withdrawal or Legacy Withdrawal, and certain partial Excess Withdrawals or Legacy Withdrawals, will cause Income Payments to stop and the Contract and all of its benefits to end. For more information, please see section 11. For information on the terms used to calculate your Income Payments, please see the Income Benefit Supplement.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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Death Benefits. The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit). At the time of purchase, you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit for an additional rider fee. However, the Maximum Anniversary Value Death Benefit is not available if you select the Legacy+TM Income Benefit. Both the Traditional Death Benefit and Maximum Anniversary Value Death Benefit provide for the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value and become payable upon the first death of any Determining Life during the Accumulation Phase. Unlike the Traditional Death Benefit, however, the Maximum Anniversary Value Death Benefit locks in any annual investment gains as part of the Guaranteed Death Benefit Value to potentially provide a death benefit greater than the Traditional Death Benefit (which is based on Purchase Payments). The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal. If you select the Legacy+TM Income Benefit, its Legacy+TM Benefit (which has additional rider fees) provides the Legacy Value that is accessible as a death benefit during the Income Period upon the death of the last surviving Covered Person. Unlike the Guaranteed Death Benefit Value, which decreases with each Income Payment, the Legacy Value will never decrease unless you take an Excess Withdrawal or Legacy Withdrawal. In addition, the Legacy Value can increase on an Income Benefit Anniversary once your Contract Value is reduced to zero. The increase is equal to the amount of any remaining unpaid annual maximum Income Payment you did not take during the previous Income Benefit Year.
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Market Value Adjustment (MVA) Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Annual Contribution Amounts each Index Year during the Accumulation Phase and before the Income Period without incurring an MVA. Upon a full withdrawal, the free withdrawal privilege is not available to you. If you select the Legacy+TM Income Benefit, its Legacy+TM Benefit allows you to take Legacy Withdrawals during the Income Period once the Legacy Value is greater than or equal to the Contract Value without incurring an MVA. We do not apply an MVA to deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Also, if you own an IRA or Simplified Employee Pension (SEP) IRA Contract, RMD payments you take under our minimum distribution program are not subject to an MVA. The minimum distribution program is not available if you have a qualified plan Contract. Withdrawals under these waivers are still subject to income taxes (and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2), and to the Daily Adjustment if taken other than on a Term End Date, and may reduce Contract benefits (perhaps significantly and by more than the amount withdrawn). Legacy Withdrawals can also cause Income Payments to stop and the Contract and all of its benefits to end.
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Deduction of Investment Advisory Fees. These fees are in addition to this Contract’s fees and expenses. If you authorize your Financial Professional’s firm to receive investment advisory fees from your Contract as described in section 1, The Contract – Investment Advisory Fees, deduction of these fees is not subject to an MVA; does not reduce your Guaranteed Death Benefit Value, Income Payments, or Legacy Value; and is not subject to income taxes or a 10% additional federal tax for amounts withdrawn before than age 59 1∕2. Consult with a tax professional to determine the tax implications of advisory fees for state income tax. However, deduction of these fees is subject to the Daily Adjustment if taken other than on a Term End Date.
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Performance Lock and Early Reallocation. Performance Lock is a feature that allows you to lock in an Index Option’s Index Option Value prior to the Term End Date. After the Lock Date, Daily Adjustments do not apply to the locked Index Option for the remainder of the Term, and the locked Index Option Value will not receive a Performance Credit on the Term End Date. If you exercise a Performance Lock, the Index Option Value stays in the locked Index Option for the remainder of the current Index Year unless you execute an Early Reallocation (if available to you). Early Reallocation is a feature that allows you to transfer all assets out of a locked Index Option prior to the Term End Date, subject to certain conditions and limitations. Executing an Early Reallocation will result in the remainder of the Index Year for the locked Index Option, from the date you execute the Early Reallocation, being added to your new Term length.
What is the Daily Adjustment?
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment.
Before the end of an Index Option’s Term, if you take any type of withdrawal, execute a Performance Lock, begin Income Payments or Annuity Payments, or if we pay a death benefit or deduct a fee or expense, we base the transaction on the interim Index Option Value, which includes the Daily Adjustment. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap can only be positive or zero – it cannot be negative. However, the Daily Adjustment can be

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

positive, zero, or negative with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. The Daily Adjustment fluctuates daily and, if it is negative, you could lose a significant amount of money. The Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. Although with the Index Protection Strategy with Trigger and Index Protection Strategy with Cap the Daily Adjustment cannot be negative, deductions of Contract fees and expenses, including any negative MVA, and tax consequences, could cause you to lose principal and previously credited earnings. The Daily Adjustment could reflect significantly less gain, or more loss than we would apply to an Index Option at the end of a Term. If you have Index Options with different Term End Dates, there may be no time that any such transaction can be performed without the application of at least one Daily Adjustment. Additionally, if, within seven years after the establishment of an Annual Contribution Amount, you take a full or partial withdrawal (including an Excess Withdrawal), begin Annuity Payments, or we pay a death benefit, such transactions are subject to an MVA, which may cause you to lose a significant amount of money.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract may be subject to charges for early withdrawals. If you withdraw money within seven years after we establish an Annual Contribution Amount, an MVA based on changes in interest rates will apply. An MVA may be positive, negative, or equal to zero. The maximum negative MVA is -10% (as a percentage of Contract Value for a full withdrawal, or as a percentage of the amount withdrawn for a partial withdrawal). For example, if you take a $100,000 withdrawal during the period the MVA applies, you could lose up to $10,000 due to a negative MVA. This loss will be greater if there is a negative Daily Adjustment, income taxes, or tax penalties.

In addition, if you take a full or partial withdrawal from an Index Option on a date other than the Term End Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The Daily Adjustment also applies if before the Term End Date you take Income
Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment may be negative depending on the applicable Crediting Method. You will lose money if the Daily
Adjustment is negative.

●Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy,
and Index Performance Strategy. Daily Adjustments under these Crediting Methods may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss, and could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer;
or -10% Floor, as applicable. The maximum potential loss from a negative Daily
Adjustment is: -99% for the Index Dual Precision Strategy, Index Precision Strategy,
and Index Performance Strategy; and -35% for the Index Guard Strategy. For
example, if you allocate $100,000 to a 1-year Term Index Option with 10% Buffer and later withdraw the entire amount before the Term has ended, you could lose up to
$99,000 of your investment. This loss will be greater if you also are subject to a negative MVA, income taxes, and tax penalties.

●Index Protection Strategy with Trigger and Index Protection Strategy with Cap.
Daily Adjustments under these Crediting Methods may be positive or equal to zero, but cannot be negative.
Fee Tables 7. Expenses and Adjustments Appendix C – Daily Adjustment
Are There Transaction Charges?	No. Other than negative MVAs and Daily Adjustments that may apply to withdrawals and other transactions under the Contract, there are no other transaction charges.	Not Applicable

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any investment advisory fees paid to a Financial Professional from your Contract
Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

There is an implicit ongoing fee on Index Options to the extent that your participation in Index gains is limited by us through a Cap or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below. Additionally, if we add Index Options with a guaranteed minimum Participation Rate less than 100%, the Participation Rate would be an implicit ongoing fee and limit Index gains.

				Fee Tables 1. The Contract – Investment Advisory Fees 7. Expenses and Adjustments Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	0.96%	1.81%
	Investment Options(2) (Fund fees and expenses)	0.66%	0.66%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%

(1)
Base Contract fee is comprised of two charges referred to as the “product fee” and the “rider fee(s)” for your selected income benefit. You are required to select one of the income benefit riders at issue. As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.

	(2) As a percentage of the AZL Government Money Market Fund's average daily net assets.
	(3) As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add a negative
Daily Adjustment and/or negative MVA that could substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $2,210

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Traditional Death Benefit
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees
●No Daily Adjustment

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●1.55% Legacy+TM Income Benefit rider
fees
●No additional Purchase Payments,
transfers, or withdrawals
●No investment advisory fees
●No Daily Adjustment

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RISKS	Prospectus Location
Is There a Risk of Loss from Poor Performance?
Yes, you can lose money by investing in the Contract, including loss of principal and previous earnings.

The maximum amount of loss that you could experience from negative Index Return, after taking into account the current limits on Index loss provided under the
Contract, is: -90% with a 10% Buffer; -80% with a 20% Buffer; -70% with a 30% Buffer;
-10% with the Floor; and 0% with the Index Protection Strategy with Cap and Index
Protection Strategy with Trigger.

The limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an
Index Option. However, at least one Index Option with a Buffer no lower than 5% or
Floor no lower than -25%, or an Index Option that provides complete protection from
Index losses, will always be available for renewal under the Contract.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract – Calculating Performance Credits
Is This a Short-Term Investment?
No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within seven years after we establish an Annual Contribution Amount, you take a full or partial withdrawal or begin Annuity Payments, or we pay a death benefit, an MVA will apply. An MVA is an adjustment based on changes in interest rates and may be positive, negative, or equal to zero. An MVA will be negative if the corporate bond yield on the date of deduction is higher than the corporate bond yield on the date that the Annual
Contribution Amount was established. If you take a full withdrawal or begin Annuity
Payments, or if we pay a death benefit, the maximum negative MVA is -10% of Contract
Value. On a partial withdrawal, we limit the maximum negative MVA to -10% of the amount withdrawn.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Performance Credit. We apply a Daily Adjustment if, before the
Term End Date, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees that you authorize your
Financial Professional’s firm to receive from the Contract.
• The Daily Adjustment may be negative with the Index Dual Precision Strategy, Index
Precision Strategy, Index Guard Strategy, and Index Performance Strategy. You will lose money if the Daily Adjustment is negative.
• Withdrawals and other deductions from an Index Option prior to a Term End Date will result in a proportionate reduction to your Index Option Base. The proportionate reduction could be greater than the amount withdrawn or deducted. Reductions to your Index
Option Base will result in lower Index Option Values for the remainder of the Term and lower gains (if any) on the Term End Date.
• On the Term End Date, you can transfer assets invested in an Index Option by changing your allocation instructions. If you do not change your allocation instructions, you will continue to be invested in the same Index Option with a new Term Start Date. The new
Term will be subject to the applicable renewal Trigger Rate, Cap, and/or Participation
Rate.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract 7. Expenses and Adjustments Appendix C – Daily Adjustment

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RISKS	Prospectus Location
What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Option and the Index Options available under the Contract.
• The Variable Option and each Index Option have their own unique risks.
• You should review the Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
•  Caps and Trigger Rates will limit positive Performance Credits (e.g., limited upside). This may result in earning less than the Index Return.
– For example, if at the end of a 1-year Term, the Index Return is 25% and the Cap is
15%, we apply a Performance Credit of 15%, meaning your Contract Value allocated to that Index Option will increase by 15% since the Term Start Date. If at the end of the
Term, the Index Return is 6% and the Trigger Rate is 3%, we apply a Performance
Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date.
• The Buffer or Floor will limit negative Performance Credits (e.g., limited protection in the case of Index decline). However, you bear the risk for all Index losses that exceed the Buffer. You also bear the risk for Index losses down to the Floor.
– For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%,
we apply a Performance Credit of -15%, meaning your Contract Value allocated to that
Index Option will decrease by 15% since the Term Start Date. If the Index Return is
-25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your
Contract Value allocated to that Index Option will decrease by 10% since the Term
Start Date.
• The Indexes are price return indexes, not total return indexes. This means that the Index
Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes’ component securities. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing In the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract, including those relating to the Index Options, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
More information about Allianz Life, including our financial strength ratings, is available upon request by visiting https://www.allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Principal Risks of Investing In the Contract

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RESTRICTIONS	Prospectus Location
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• Certain Index Options may not be available under your Contract (see Appendix A).
• The availability of Investment Options may vary depending on the broker-dealer through which the Contract is sold (see Appendix H).
• We can add new Index Options to your Contract in the future.
• You cannot allocate Purchase Payments to the Variable Option. The sole purpose of the
Variable Option is to hold Purchase Payments until they are transferred to your selected
Index Options.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index
Year before the Income Period, you cannot add more than your initial amount (i.e., the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year) without our prior approval.
• We do not accept additional Purchase Payments during the Income Period (which is part of the Accumulation Phase) or the Annuity Phase.
• We typically only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchasing the
Contract – Allocation of Purchase Payments and Contract Value Transfers. However, if
you execute an Early Reallocation, we will move assets into an Index Option on the
Business Day we receive your Early Reallocation request in Good Order.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer all assets out of an Index Option before the Term End Date by first executing a
Performance Lock and then either requesting an Early Reallocation with new allocation instructions or changing your allocation instructions before the next Index Anniversary.
For more information, see section 6, Valuing Your Contract – Performance Locks and
Early Reallocations.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• We reserve the right to substitute the Fund in which the Variable Option invests. We also reserve the right to close Index Options to new Purchase Payments and transfers, and to substitute Indexes either on a Term Start Date or during a Term.
• We may terminate your ability to make additional Purchase Payments during the
Accumulation Phase because we reserve the right to decline any or all Purchase
Payments at any time on a nondiscriminatory basis.
• Caps, Trigger Rates, and Participation Rates will change from one Term to the next subject to their contractual minimum guarantees.
• The 10%, 20%, and 30% Buffers, and -10% Floors for the currently available Index
Options do not change. However, if we add a new Index Option to your Contract after the
Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchasing the
Contract –
Allocation of
Purchase
Payments and
Contract Value
Transfers

4. Index Options

5. The Variable
Option's
Underlying Fund

6. Valuing Your
Contract

11. Income
Benefits

Appendix A –
Investment
Options Available
Under the
Contract

Appendix H –
Financial
Intermediary
Variations

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	RESTRICTIONS	Prospectus Location
Are There Any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract benefits.
• The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold (see Appendix H)
• We do not allow Performance Locks to occur on Term End Dates. We will not execute your request for a Performance Lock on Index Protection Strategy with Trigger or Index
Protection Strategy with Cap Index Options if the Daily Adjustment is zero. This may limit your ability to take advantage of the benefits of the Early Reallocation feature. We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary.
On October 13, 2026, the limit for Early Reallocations increases from 12 each Index Year to 24.
• We reserve the right to discontinue or modify the Minimum Distribution Program and
Investment Advisory Fees program.
• Deductions we make for investment advisory fees reduce your Contract Value (and therefore Cash Value) by the amount withdrawn on a dollar for dollar basis. This Contract
Value reduction also decreases your initial annual maximum Income Payment which is based on Contract Value. As Contract Value is one of the components we use to calculate
RMD payments, these deductions may also reduce your RMD payments. These deductions also reduce the following proportionately by the percentage of Contract Value withdrawn: Charge Base, Index Option Base, Index Option Value, and Variable Account
Value.
• The death benefits and your selected income benefit are only available during the
Accumulation Phase. Upon annuitization, these benefits will end.
• The Income Benefit and Legacy+TM Income Benefit terms stated in the Income Benefit
Supplement may be modified before issue. A minimum waiting period applies before
Income Payments may be taken under either income benefit. In addition, even if the waiting period has expired, Income Payments cannot begin before age 50. During the
Income Period, only the Index Options with the Index Protection Strategy with Trigger and
Index Protection Strategy with Cap are available to you. Withdrawals will reduce the initial annual maximum Income Payment. Withdrawals that exceed limits specified by the terms of your selected income benefit (including Excess Withdrawals and Legacy Withdrawals, if applicable) will reduce your future annual maximum Income Payment. These reductions may be greater than the value withdrawn and could end the benefit. After the Issue Date, your selected income benefit may terminate under certain circumstances as stated in section 11, Income Benefits.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals (including Income Payments) that reduce both the Contract Value and
Guaranteed Death Benefit Value to zero. Withdrawals may reduce the Traditional Death
Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and could end the Traditional Death Benefit.
•  The Maximum Anniversary Value Death Benefit is not available if you select the
Legacy+TM Income Benefit. The optional Maximum Anniversary Value Death Benefit may not be modified. Withdrawals (including Income Payments) may reduce the Maximum
Anniversary Value Death Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and will end the Maximum Anniversary Value Death Benefit if the withdrawals reduce both the Contract Value and Guaranteed Death Benefit Value to zero.
6. Valuing Your Contract – Performance Locks and Early Reallocations 10. Benefits Available Under the Contract 11. Income Benefits 12. Death Benefit Appendix H – Financial Intermediary Variations
TAXES
What are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract as an individual retirement annuity or through a custodial individual retirement account, you do not get any additional tax benefit under the
Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
13. Taxes

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

	CONFLICTS OF INTEREST	Prospectus Location
How are Investment Professionals Compensated?
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. However, Financial Professionals and their managers may be eligible for benefits from us or our wholly-owned subsidiary distributor, such as production incentive bonuses, insurance benefits, and non-cash compensation items. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with Contract sales. This conflict of interest may influence your Financial Professional to recommend this
Contract over another investment.
1. The Contract – Investment Advisory Fees
Should I Exchange my Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
14. Other Information – Distribution

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. If investment advisory fees were reflected, fees and expenses would be higher.
This Contract has no transaction expenses that apply at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. However, state premium taxes may be deducted.
The tables below describe the Daily Adjustment and MVA that apply if all or a portion of the Contract Value is removed from an Index Option before the end of a Term.
Adjustments
	Index Protection Strategy with Trigger and Index Protection Strategy with Cap	Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	0%	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)(1)
(1)
This table shows the maximum potential loss due to the application of the Daily Adjustment (e.g., maximum loss could occur if there is a total distribution within a Term at a time when the Index price has declined to zero). The Daily Adjustment could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer; or -10% Floor. The Daily Adjustment applies if, before the Term End Date, you take a full or partial withdrawal, you

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The actual Daily Adjustment calculation is determined by a formula described in Appendix C.
Upon full or partial withdrawal, Annuity Payments, or death benefit payment
MVA Maximum Potential Loss(1)	10%(3)
(as a percentage of each Annual Contribution Amount)(2)
(1)
This table shows the maximum potential loss due to the application of the MVA (e.g., maximum loss could occur if there is a distribution within seven Index Years of the establishment of an Annual Contribution Amount at a time when the yield on corporate bonds is greater than what they were when the Annual Contribution Amount was established). The MVA applies if, within seven Index Years of the establishment of an Annual Contribution Amount, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, or we pay a death benefit. We do not apply an MVA to deductions for Contract fees and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. See section 7, Expenses and Adjustments – Market Value Adjustment (MVA).
(2)
The Contract provides a free withdrawal privilege before the Income Period that allows you to withdraw 10% of your total Annual Contribution Amounts annually without incurring an MVA, as discussed in section 8, Access to Your Money – Free Withdrawal Privilege.
(3)
The maximum total negative MVA is 10% of Contract Value if you take a full withdrawal, begin Annuity Payments, or if we pay a death benefit. On a partial withdrawal, the maximum total negative MVA is 10% of the amount withdrawn.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you purchased the optional Maximum Anniversary Value Death Benefit, you pay additional charges, as shown below.
Annual Contract Expenses
	Income Benefit	Legacy+TM Income Benefit
Administrative Expenses (or contract maintenance charge)(1) (per year)	$50	$50
Base Contract Expenses(2) (as a percentage of the Charge Base)	0.95%	1.80%
Optional Benefit Expenses – Maximum Anniversary Value Death Benefit (as a percentage of the Charge Base)	0.20%	N/A
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See section 7, Expenses and Adjustments – Contract Maintenance Charge (Administrative Expenses).
(2)
Comprised of two charges referred to as the “product fee” and the “rider fee(s)" for your selected income benefit in the Contract and elsewhere in this prospectus. The product fee is 0.25%. The rider fee for the Income Benefit is 0.70%, and the total rider fee for the Legacy+TM Income Benefit is 1.55%. The total rider fee for the Legacy+TM Income Benefit includes a 0.70% fee for the income benefit and a 0.85% additional rider fee for the Legacy+TM Benefit. See section 7, Expenses and Adjustments – Base Contract Expenses (Product and Rider Fees).
In addition to the fees described above, we may limit the amount you can earn on the Index Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
The next item shows the total operating expenses charged by the Fund that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. More information about the Fund, including its annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.66%
Example
This Example is intended to help you compare the cost of investing in the Variable Option with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

The Example assumes all Contract Value is allocated to the Variable Option, even though you cannot instruct us to allocate Purchase Payments to the Variable Option. The Example does not reflect the Daily Adjustment or MVA. It also does not reflect any investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If investment advisory fees were reflected, costs would be higher. Your costs could differ from those shown below when you invest in the Index Options.
The Example assumes that you invest $100,000 in the Variable Option for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that you elected the Legacy+TM Income Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
(1) If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:	$2,485	$7,642	$13,059	$27,831
(2) If you annuitize your Contract at the end of the applicable time period.	N/A*	$7,642	$13,059	$27,831
(3) If you do not surrender your Contract.	$2,485	$7,642	$13,059	$27,831
*
The earliest available Annuity Date is the second Index Anniversary.

Principal Risks of Investing In the Contract
The Contract involves certain risks that you should understand before investing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Index Options you choose.
Risk of Loss
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the Investment Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Securities markets are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. Depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with a Financial Professional.
The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option and such losses could be significant.
You should consider whether investing in an Index Option is consistent with your financial needs. If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may cause Performance Credits to be either negative after application of the Buffer, or negative down to the Floor. For the Index Dual Precision Strategy and Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option. Ongoing deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap you can also lose principal and previous earnings if you do not receive a Performance Credit, or if the Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract are greater than the Performance Credit.
The maximum potential negative Performance Credit for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy is based on the Buffer. If the Buffer is 10%, the maximum negative Performance Credit is -90%; if the Buffer is 20%, the maximum negative Performance Credit is -80%; and if the Buffer is 30%, the maximum negative Performance Credit is -70%. The maximum potential negative Performance Credit for the Index Guard Strategy is the -10% Floor. At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.

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In addition to any losses from negative investment performance, you may experience losses under the Contract due to any applicable negative MVAs, other Contract fees and charges, negative Daily Adjustments, taxes, and tax penalties.
Early Withdrawal and Liquidity Risk
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment. Withdrawals under the Contract may be subject to negative MVAs, other Contract fees and charges, negative Daily Adjustments, taxes, and tax penalties.
If you take a full or partial withdrawal during the MVA period, we apply an MVA unless the withdrawal is an MVA-Free Withdrawal. We also apply the MVA during the MVA period if you take Annuity Payments or if we pay a death benefit. While MVA-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will likely exceed the MVA-Free Withdrawal amounts available to you and we will apply an MVA.
The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg US Long Corporate Bond Index. In periods when bond yields have significantly decreased, the MVA limit (the maximum total positive or negative MVA is either 10% of the amount withdrawn on a partial withdrawal, or 10% of Contract Value for a full withdrawal, Annuity Payments, or payment of the death benefit) may reduce the amount you would have received from a positive MVA. In general, as the time remaining in the MVA period drops, a more substantial bond yield change is required to reach the 10% MVA limit. However, there are also other factors influencing how much bond yields would have to drop or increase to reach the 10% MVA limit including any gains or losses in the Contract and corporate bond yields at the time each Annual Contribution Amount begins. For example, assume you purchase a Contract with a single Purchase Payment of $100,000 allocated to one Index Option, the Issue Date is the Index Effective Date, the initial bond yield is 3%, and you take no partial withdrawals. On the second Index Anniversary, the Contract Value has decreased to $90,000 and you request a full withdrawal. The maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 1.96% or more. If instead you wait and take a full withdrawal on the sixth Index Anniversary when the Contract Value has increased to $120,000, the maximum negative MVA of -10% of Contract Value would occur if bond yields increased by 14.04% or more.
We calculate the MVA as a percentage (called the MVA factor) of the amount of Purchase Payment withdrawn from an Annual Contribution Amount, not a percentage of Contract Value. Consequently, if the Contract Value has declined since the Annual Contribution Amount(s) were established and the MVA is negative, it is possible that the percentage of Contract Value withdrawn to cover the negative MVA would be greater than if the MVA were deducted as a percentage of Contract Value. For example, assume you buy the Contract with a single Purchase Payment of $10,000, your Index Effective Date is the Issue Date, and the yield on the Bloomberg US Long Corporate Bond Index on the Index Effective Date is 2%. On the 5th Index Anniversary your Contract Value is $8,000 after we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract and you request a full withdrawal. If the yield on the Bloomberg US Long Corporate Bond Index has increased to 3%, the MVA factor is -1.932%. The MVA would be -$193.20 (-1.932% of $10,000). As your Contract Value is less than $100,000, we will also deduct the $50 contract maintenance charge. This results in you receiving $7,756.80. For purposes of this example, we have not factored in any final product and rider fees that may apply and be deducted in connection with a full withdrawal. This example also does not include the impact of income tax withholding which will reduce the amount you receive.
On a full withdrawal, the free withdrawal privilege is not available to you, and we apply an MVA against Annual Contribution Amounts that are still within their MVA period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your total Annual Contribution Amounts may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Annual Contribution Amounts: prior MVA-Free Withdrawals; deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; and/or poor performance.
The present interest rate environment is evolving due to a combination of factors, including market conditions (e.g., inflation) and actions by governmental authorities. Future changes in interest rates, and the potential impact on MVAs, cannot be predicted with certainty. Interest rates may increase, which could increase the risk of negative MVAs. You should consult with a Financial Professional about how the present interest rate environment may impact your future decisions related to the Contract. For more information on the MVA, including how we calculate the MVA factor, see section 7, Expenses and Adjustments – Market Value Adjustment (MVA).

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Amounts withdrawn from this Contract are subject to income taxes and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
We only apply Performance Credits to the Index Options once each Term on the Term End Date, rather than daily. In the interim, we calculate Index Option Values based on the Daily Adjustment. For more information, see “Risks Associated with the Daily Adjustment” later in this section. The Variable Option is not subject to the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including Income Payments and other MVA-Free Withdrawals), Annuity Payments, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, or if we pay a death benefit, will not be eligible to receive a Performance Credit on the Term End Date. You will receive a Performance Credit only on any unlocked Index Option Value remaining in an Index Option on the Term End Date.
You can typically transfer Index Option Value among the Index Options only on Term End Dates. However, you can transfer assets out of an Index Option before the Term End Date by executing a Performance Lock. Once an Index Option is locked, you can transfer assets out of it on the Index Anniversary that occurs on or immediately after the Lock Date. For a 3-year or 6-year Term Index Option this means you can transfer all assets out of the locked Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. For Contracts issued on or after May 1, 2023, you can also transfer all assets out of any locked Index Option, including 1-year Term Index Options, before the Term End Date by requesting an Early Reallocation. In addition, effective October 13, 2026, the maximum number of Early Reallocations allowed each Index Year increases from 12 to 24, but each request can involve multiple locked Index Options. These transfer restrictions may limit your ability to respond to changing market conditions.
Income Benefit Risks
The Contract requires you to select an available income benefit rider at issue. Until October 12, 2026, the only available income benefit rider is the Income Benefit. However, if you purchase the Contract after that date, you may select either the Income Benefit or the Legacy+TM Income Benefit. Both the Income Benefit and Legacy+TM Income Benefit have additional rider fee(s). You cannot remove your selected income benefit.
We generally base Income Payments on the Lifetime Income Percentage you select and your Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index Option performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.
If you choose the Level Income payment option and meet the age requirements stated in section 11, Income Benefits – Calculating Your Income Payments, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you took (including any MVA). However, the Level Income Guarantee Payment Percentage is not available to you under the Level Income payment option if you do not meet the age requirements stated in section 11, or if you choose the Increasing Income payment option.
Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from your selected income benefit; the chances of your Contract Value being reduced to zero may be minimal.
We also base Income Payments on the Eligible Person(s) that we establish at issue. If you change Owners or Beneficiary(ies), we may remove an Eligible Person or Covered Person as stated in section 2, which may cause Income Payments to be unavailable or end prematurely.
We use the age of the Eligible Person(s) to determine the Income Percentage(s) and Income Percentage Increases. Income Percentage Increases are not available until age 45. This means if an Eligible Person is younger than age 44 on the Issue Date, you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and you will pay a rider fee (or rider fees if you select the Legacy+TM Income Benefit) during the period you are not eligible for an Income Percentage Increase.
The eligibility period to begin Income Payments is subject to a waiting period and both a minimum and maximum age requirement for the Eligible Person(s). For single Income Payments, we only allow an Eligible Person who is an Owner to become a Covered Person, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Ownership, Annuitant, Determining Life, Beneficiary, and Payee – Eligible Person(s) and

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Covered Person(s). If you do not begin Income Payments during the eligibility period, your selected income benefit ends and you will have paid for the benefit without receiving any of its advantages.
In addition, if you have Contract Value in an Index Option for which the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments. If you have Index Options with different Term End Dates, there may be no date when the Daily Adjustment does not apply. For the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options, we will execute this Performance Lock even if the Daily Adjustment is zero.
The initial annual maximum Income Payment available to you must be at least $100. If your Contract Value on the Income Benefit Date is reduced and this $100 minimum cannot be met, your selected income benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and your selected income benefit may also end prematurely if you take Excess Withdrawals or Legacy Withdrawals, or you annuitize the Contract. A full Excess Withdrawal or Legacy Withdrawal, and certain partial Excess Withdrawals or Legacy Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end. However, we can convert your Income Payment to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin.
The Income Multiplier Benefit can provide increased income if you are confined for care or are unable to perform at least two activities of daily living. However, this benefit has a waiting period and you must meet certain requirements to receive it. If you are unable to meet these requirements the Income Multiplier Benefit may not be available to you when you need it. If you qualify for the Income Multiplier Benefit, it also may not provide enough income to pay for the care you require. For joint Covered Persons, if you both qualify for this benefit at the same time you will get the same payment increase as a single Covered Person; we do not apply the increase separately for each Covered Person.
If you have the Legacy+TM Income Benefit, its Legacy+TM Benefit also provides a guaranteed Legacy Value that is accessible through withdrawals or as a death benefit after Income Payments begin. However, the Legacy+TM Benefit is not available before Income Payments begin and provides no additional benefit until the Contract Value is less than the Legacy Value. This means the Legacy+TM Benefit may not be available to you when you need it. The Legacy+TM Income Benefit has a rider fee for the income benefit and an additional rider fee for the Legacy+TM Benefit; it is more expensive than the Income Benefit. The terms used to calculate Income Payments that are contained in the Income Benefit Supplement can also differ between the Income Benefit and the Legacy+TM Income Benefit. If the terms are less favorable for the Legacy+TM Income Benefit, you may receive lower Income Payments than would otherwise be available through the Income Benefit. Because this benefit has higher fees, if the available Income Payments are also lower this may outweigh the advantages provided by the Legacy+TM Income Benefit as compared to the Income Benefit. Additionally, if you select the Legacy+TM Income Benefit, and die before you begin taking Income Payments, or before the Contract Value is less than the Legacy Value, you will have paid additional rider fees without receiving the advantages of the Legacy+TM Benefit. Please discuss this benefit’s appropriateness with your Financial Professional.
For more information see “How the Income Benefits Work” and “During the Income Period” in section 11, Income Benefits.
Risk of Change to the Income Benefit Supplement Prior to the Issue Date
The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for the Income Benefit and the Legacy+TM Income Benefit that will apply to your Contract are stated in the Income Benefit Supplement that is in effect on the date you sign your application. Please note that terms stated in the Income Benefit Supplement can differ between these two income benefits. The supplement also includes the income multiplier factor and income multiplier benefit wait period for the Income Multiplier Benefit, and the Legacy Value Percentage for the Legacy+TM Benefit. Your Financial Professional will give you a copy of the prospectus with the current Income Benefit supplement when you apply for a Contract. If we do not receive your initial Purchase Payment within 60 calendar days of the date you sign the application, and the Income Benefit Supplement terms have changed since this date, you will receive the Income Benefit Supplement terms that are in effect on the Issue Date instead of the terms that were in effect when you applied for the Contract. You bear the risk that, if there is more than a 60-day delay between the time you apply for the Contract and the Issue Date, the Income Benefit Supplement terms may change and be less advantageous to you. When we issue the Contract, we send you the current prospectus with the current Income Benefit Supplement. We cannot change these terms for your Contract once they are established. We publish any changes to these terms in an amended Income Benefit Supplement at least seven calendar days before they take effect on our website at https://www.allianzlife.com/RILAincomeadvrates. The amended Income Benefit Supplement is also filed on EDGAR at

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

https://www.sec.gov under Form N-4 File Numbers 333-264349 and 333-255394. You can contact us to receive the Income Benefit Supplement applicable to your Contract by calling our Service Center at the toll-free telephone number listed at the back of this prospectus.
You can find historical Income Benefit and Income Multiplier Benefit Supplement values in Appendix F for benefits issued before September 25, 2026. We do not yet have historical Legacy+TM Income Benefit Supplement values.
Index Risks
Index Option returns depend, in part, on the performance of an Index although you are not directly invested in the Index or in the securities tracked by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions, and no other rights with respect to the companies that make up the Indexes. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
The S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, and EURO STOXX 50® are all “price return indexes,” not “total return indexes,” and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment. Because Index performance for the iShares® MSCI Emerging Markets ETF is based on the ETF’s closing share price, Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the ETF to underperform a direct investment in the ETF or the securities in which the ETF invests.
In addition to the foregoing, each Index has its own unique risks, as follows:
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S&P 500® Index: This Index is comprised of equity securities issued by large-capitalization (“large cap”) U.S. companies. In general, large capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies.
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Russell 2000® Index: This Index is comprised of equity securities of small-capitalization (“small-cap”) U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of large-cap companies.
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Nasdaq-100® Index: This Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market, including companies across all major industry groups except financial companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies. To the extent that the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. Also, any securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
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EURO STOXX 50®: This Index is comprised of the equity securities of large-capitalization companies in the Eurozone. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies. Securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

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iShares® MSCI Emerging Markets ETF: The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, social instability, political turmoil or rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the ETF invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies.
Risks Associated with the Daily Adjustment
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. The Variable Option is not subject to the Daily Adjustment. The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the contract maintenance charge and Charge Base for the product and rider fees. The Daily Adjustment can be less than the Trigger Rate or Cap even if the current Index return during the Term is greater than the Trigger Rate or Cap. In addition, even if the Index has performed positively since the beginning of the Term, the Daily Adjustment may be negative. However, the Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative. The Daily Adjustment is generally negatively affected by:
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interest rate decreases,
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dividend rate increases,
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poor market performance, and
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the expected volatility of Index prices. Generally, increases in the expected volatility of Index prices negatively affect the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy 1-year Term Index Options, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy. For the Index Performance Strategy 3-year and 6-year Term Index Options, and Index Protection Strategy with Cap, the impact of changes in the expected volatility of Index prices is dependent on the market environment and the applicable Caps and Participation Rates. For the Index Protection Strategy with Trigger, the impact of changes in the expected volatility of Index prices is dependent on the market environment.
The Daily Adjustment for Index Options with a Term length of more than 1 year (3-year and 6-year Term Index Options and Early Reallocation to a 1-year Term Index Option) may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is generally greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length. The Index Performance Strategy 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. For shorter Term lengths, there is more certainty in both the final Index Values and how Trigger Rates, Caps, Buffers, and Floors determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
If amounts are withdrawn or otherwise removed from an Index Option with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy before the Term End Date, you could lose principal and previous earnings due to a negative Daily Adjustment. A negative Daily Adjustment for these Index Options could result in losses greater than the protection provided by the applicable Buffer or Floor, which apply only on the Term End Date. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy; and -35% for the Index Guard Strategy. Such losses will be greater if you take a withdrawal that is subject to a negative MVA, is a deduction of Contract fees or charges, investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, taxes, or tax penalties also apply.
Risks Associated with Calculation of Performance Credits
We calculate Performance Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method may have experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer

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Contract Value to the Index Options with Index Protection Strategy with Trigger or Index Protection Strategy with Cap, positive returns are limited by the Trigger Rates and Caps. You are not subject, however, to potential negative Performance Credits for those Index Options. The Trigger Rates on the Index Dual Precision Strategy and Index Precision Strategy Index Options, and the Caps on the Index Guard Strategy and Index Performance Strategy Index Options also limit positive returns, and for these Index Options, you may be subject to potential negative Performance Credits. Trigger Rates and Caps could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.
For the Index Performance Strategy, we apply the Cap and any Participation Rate for the entire Term length; we do not apply the Cap and any Participation Rate annually on a 3-year or 6-year Term Index Option. For the Index Dual Precision Strategy, we apply the Trigger Rate for the entire Term length; we do not apply the Trigger Rate annually on a 3-year or 6-year Term Index Option. See “Risk of Loss” above for information about risks associated with Buffers and Floors when calculating Performance Credits.
The Index Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes’ component securities. Index Returns would be higher if they included the dividends from the component securities.
Trigger Rates, Caps, and Participation Rates may be adjusted on the next Term Start Date and may vary significantly from Term to Term. For more information, see the “Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally high on a Term Start Date or low on a Term End Date, which in either case could negatively impact your Performance Credits at the end of the Term.
Risks Associated with Performance Locks and Early Reallocations
If a Performance Lock is executed:
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You will no longer participate in Index performance, positive or negative, for the remainder of the Term for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Term for a locked Index Option, and you will begin a new Index Option with a new Term Start Date on the next Index Anniversary that occurs on or immediately after the Lock Date unless you execute an Early Reallocation (if available to you). Early Reallocation is not permitted for Contracts issued before May 1, 2023. If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
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You will not receive a Performance Credit on any locked Index Option on the Term End Date.
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We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means that, if you request a Performance Lock, your Index Option Value will lock at an unknown future value which may be higher or lower than it was at the point in time you requested a Performance Lock. In addition, if you set a lower target, your Index Option Value may lock at a lower value than the target you set.
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If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.
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We will not execute your request for a Performance Lock on the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment is zero unless your Contract was issued before May 1, 2023. This may limit your ability to take advantage of the benefits of the Early Reallocation feature.
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There are limits on Early Reallocations. We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary. On October 13, 2026, the limit for Early Reallocations increases from 12 each Index Year to 24. However, each Early Reallocation request can involve multiple locked Index Options. After you reach the Early Reallocation request limit in an Index Year, any locked Index Options will remain locked until the next Index Anniversary. These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values that may become available at the optimal time. This may limit your return potential. Early Reallocation is available for amounts allocated to any locked Index Option, subject to the restrictions described in this prospectus.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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Early Reallocation Trigger Rates, Caps, and Participation Rates you receive may be less than the Early Reallocation rates that become available later in the Index Year, or the renewal rates available on the next Index Anniversary. This may limit your return potential.

We will not provide advice or notify you regarding whether you should execute a Performance Lock or Early
Reallocation or the optimal time for doing so, if any. We will not warn you if you execute a Performance Lock or
Early Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock or Early Reallocation.

Risks Associated with Substitution of an Index and Limitation on Further Investments
There is no guarantee that the Indexes will be available during the entire time that you own your Contract, including the Index we use to calculate the MVA. Once we add an Index to your Contract, we cannot remove it without simultaneously substituting it. For the Index Options, if we substitute a new Index for an existing Index, the performance of the new Index may be different, and this may affect your ability to receive positive Performance Credits.
Depending on the constitution of the substituted Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal Trigger Rates, Caps, and Participation Rates associated with the new Index, subject to their respective minimums. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. The substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index due to changes in Proxy Value inputs (such as volatility, dividend yield, and interest rate). However, you would only be affected by this change in the Daily Adjustment if a transaction to which the Daily Adjustment applies (such as a withdrawal you take) occurs on the substitution date.
Risks Associated with Changes to Trigger Rates, Caps, and Participation Rates
Subject to their respective minimums, we establish the initial Trigger Rates, Caps, and Participation Rates for a newly issued Contract on the Index Effective Date and they cannot change until the next Term Start Date. You select the Index Effective Date when you purchase your Contract. It can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at https://www.allianzlife.com/RILAincomeadvrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel the Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment and MVA do not apply. You may review future rates at least seven calendar days before their effectiveness at https://www.allianzlife.com/RILAincomeadvrates. Subject to the limitations related to designating the Index Effective Date, you (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.
We can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates for an existing Contract on each new Term Start Date subject to the guaranteed minimums, in our discretion. You risk the possibility that renewal Trigger Rates, Caps, and Participation Rates will be as low as the applicable guaranteed minimums.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current Trigger Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date. On each Term End Date, you have the option of remaining allocated to your current Index Options at the renewal Trigger Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option. At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at https://www.allianzlife.com/RILAincomeadvrates. If you do not review renewal change information when it is published

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal Trigger Rates, Caps, and Participation Rates until the next Term End Date.
When your renewal rates change, if you do not want to remain invested in the same Index Option for a new Term, the only other options available to you are to transfer Index Option Value between Index Options by changing your allocation instructions, or take a full withdrawal of the Index Option Value (which may be subject to a negative MVA, is subject to income taxes, and may be subject to tax penalties).
If you execute a Performance Lock, you may be able to request an Early Reallocation and begin a new Index Option with a new Term Start Date and a new Trigger Rate, Cap, or Participation Rate before the next Index Anniversary. We can change Early Reallocation Trigger Rates, Caps, and Participation Rates subject to the guaranteed minimums, in our discretion. We publish Early Reallocation rates at least seven calendar days before the end of the current Early Reallocation offering period for your review in your account on our website. If you do not execute an Early Reallocation, you will remain allocated to your current locked Index Options until the Index Anniversary that occurs on or immediately after the Lock Date.
Initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates may vary significantly depending upon a variety of factors, including, but not limited to:
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Term length,
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level of downside protection,
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market volatility,
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our hedging strategies and investment performance,
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the availability of hedging instruments,
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the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
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expenses incurred by the Company,
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your Index Effective Date,
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the level of interest rates,
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utilization of Contract benefits by Owners, and
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our profitability goals.
These factors also impact any new Buffer or Floor Index Options that become available under the Contract. Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to Trigger Rates, Caps, and Participation Rates. Interest rates could increase. In a rising interest rate environment, increases in initial Trigger Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates. However, a rising interest rate environment may have the opposite effect on renewal rates and cause renewal Trigger Rates, Caps, and Participation Rates to decrease.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates to reflect these cost changes. The primary factor affecting the differences in the initial Trigger Rates, Caps, and Participation Rates for newly issued Contracts and renewal and Early Reallocation rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made for existing Contracts. In some instances, we may need to reduce initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce Trigger Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Performance Credits.
Risks of Deducting Investment Advisory Fees From the Contract
We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. You can authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. Deductions we make for investment advisory fees may be subject to a Daily Adjustment (that could be negative), and will reduce your Contract Value and Cash Value dollar for dollar. We do not consider these deductions to be RMD payments or Income Payments, and they do not reduce the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. However, your initial annual maximum Income Payment, Income Payment increases under the Level Income payment option, and increases to the Maximum Anniversary Value are based on Contract Value. So these deductions reduce your initial annual maximum Income Payment, and reduce the likelihood you will receive Income Payment increases if you select the Level Income payment option, or receive increases to the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. Because the death benefit is the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value, deductions we make for investment advisory fees reduce the death benefit available to your Beneficiaries. As Contract Value is also one of the components we use to calculate RMD payments, these deductions also reduce RMD payments.
Other Contract Changes Risk
We reserve the right to modify or restrict several benefits or features of the Contract. We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. In addition to this Purchase Payment restriction, we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. For Contracts issued in certain states, we reserve the right to hold your initial Purchase Payment in the Variable Option until the free look period ends, and then reallocate your Contract Value, less fees and expenses, according to your allocation instructions. For further information regarding Purchase Payment restrictions, see section 3, Purchasing the Contract – Purchase Requirements.
As it relates to the Index Options, we reserve the right to close Index Options to new Purchase Payments and transfers. However, once an Index Option is added to a Contract, we cannot remove it, change how it calculates Performance Credits, or change its Buffer or Floor.
We also reserve the right to substitute the Fund in which the Variable Option invests. We reserve the right to add or eliminate additional variable investment options, subject to applicable law.
In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future.
Lastly, we reserve the right to treat a partial withdrawal that reduces Contract Value, or Legacy Value if you have the Legacy+TM Income Benefit, below $2,000 as a full withdrawal. If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate. However, we do not apply the MVA on this full withdrawal.
Risks Associated with Our Financial Strength and Claims-Paying Ability
All payments and financial guarantees under the Contract are subject to our financial strength and claims-paying ability. We make Income Payments, Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors. We apply Performance Credits from an unregistered, non-unitized, non-insulated separate account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. For more information on Separate Account IANA, see The Insurance Company, Separate Accounts, and General Account – Our Unregistered Separate Account.
Business and Operational Risks Relevant to the Contract
Business Disruption and Cybersecurity Risks. Our business relies on technology systems and networks, including systems and networks managed by third parties, to process, transmit and store information; perform transactions related to the Contract; and conduct other business activities. Maintaining the integrity of our systems is critical to our business operations and to the protection of our clients’ personal information. Any cybersecurity breaches or interference that may in the future occur could have a material adverse impact on our business operations and our financial condition.
Publicly-reported cybersecurity threats and incidents have dramatically increased in recent years, and financial services companies and their third-party service providers are increasingly the targets of cyberattacks. We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks, and require third party vendors to meet certain information security standards; however, we cannot ensure that our systems and networks will not be subject to breaches or interference, or that we will always be able to readily detect a cybersecurity incident. Any such event may result in operational disruptions as well as unauthorized access to or the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

disclosure or loss of our proprietary information or our clients’ personal information. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Although we maintain cybersecurity insurance coverage against costs resulting from cybersecurity incidents, it is possible losses will exceed the amount available under our coverage. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
Natural or Man-made Disasters. The occurrence of natural or man-made disasters (e.g., extreme weather events, acts of terrorism, public health crises, industrial accidents, blackouts, military actions) could adversely affect our business operations, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters may damage our facilities, preventing our employees from performing their roles, otherwise disturbing our ordinary business operations, and impacting claims processing. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the business continuity planning of such third-parties, successful implementation and execution of their business continuity plans are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster could materially disrupt our business operations.

The Insurance Company, Separate Accounts, and General Account
The Insurance Company – Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are obligated to pay all amounts promised to investors under the Contracts, subject to our financial strength and claims-paying ability.
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Fund’s shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.
We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of Allianz Life other than those arising from the variable investment portion of the Contracts and other variable annuity contracts supported by the Separate Account.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including obligations associated with Income Payments and the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Our Unregistered Separate Account
We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota insurance law for the purpose of supporting our obligations to pay Performance Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

1. The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Index Options you select. The Variable Option holds the money you invest before it is transferred to the Index Options. Depending on market conditions and the returns of your selected Index Options, your Contract may gain or lose value. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase. If you begin taking Income Payments, your Contract will also have an Income Period. The Income Period occurs during the Accumulation Phase.
The Accumulation Phase
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Index Options you select and the Variable Option on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For more information, see section 13, Taxes.
During the Accumulation Phase, you can take withdrawals (subject to any MVA). You can also make additional Purchase Payments before the Income Period subject to the restrictions set out in section 3, Purchasing the Contract – Purchase Requirements. When purchasing the Contract, you must select an available income benefit rider. Until October 12, 2026, the only available income benefit rider is the Income Benefit. However, if you purchase the Contract after that date, you may select either the Income Benefit or the Legacy+TM Income Benefit. Both the Income Benefit and Legacy+TM Income Benefit have additional rider fee(s). The Contract also offers at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 12) if all Owners and the Annuitant are age 75 or younger on the Issue Date. However, the Maximum Anniversary Value Death Benefit is not available if you select the Legacy+TM Income Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any MVA).
During the Income Period we make regular periodic Income Payments based on the life of the Covered Person(s). During the Income Period, only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options are available to you. However, unlike the Annuity Phase, you will have access to your Contract Value and death benefit for a period of time after Income Payments begin. If you do not take Income Payments, your Contract will not have an Income Period. If you select the Legacy+TM Income Benefit, its Legacy+TM Benefit provides the Legacy Value that is accessible through withdrawals or as a death benefit during the Income Period upon the death of the last surviving Covered Person. If you do not take Income Payments, your Contract will not have an Income Period, and if you selected the Legacy+TM Income Benefit, you will not have access to the Legacy+TM Benefit’s Legacy Value. The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date your selected income benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment. See section 11, Income Benefits for more information.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

When the Accumulation Phase Ends
The Accumulation Phase ends upon the earliest of the following:
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The Business Day we process your request for a full withdrawal.
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The Business Day before the Annuity Date.
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Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Investment Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
The Annuity Phase
If you request Annuity Payments, the Accumulation Phase and Income Period (if applicable) of your Contract ends and you enter the Annuity Phase. During the Annuity Phase, we make regular fixed periodic Annuity Payments based on a guaranteed period, life, life with a guaranteed period, joint and last survivor, or joint and 2/3 survivor. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on the greater of Contract Value less the final product fee and rider fees (if applicable), or Cash Value and the payout rates for the Annuity Option you select. However, if you select the Legacy+TM Income Benefit, we base Annuity Payments on the greatest of Contract Value less final product and rider fees, Cash Value, or Legacy Value. If the maximum Annuity Date occurs during the Income Period and your Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, we convert Income Payments to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin. Your Annuity Payments do not change unless an Annuitant dies, or we convert Income Payments made under the Increasing Income payment option to Annuity Payments. The Increasing Income payment option is discussed in section 11, Income Benefits – Automatic Annual Income Payment Increases. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 9, The Annuity Phase.
When the Contract Ends
The Contract ends when:
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all applicable phases of the Contract (Accumulation Phase, Income Period and/or Annuity Phase) have ended, and/or
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if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the Cash Value, both the Accumulation Phase and the Contract end even though the Income Period and Annuity Phase never began and we did not make any death benefit payments.
Investment Advisory Fees
We designed the Contract to be owned by individuals (or a trust or other entity acting as an agent for a natural person) who are receiving ongoing investment advice from a Financial Professional. If you want to authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, you can complete our service form designed specifically for that authorization. Once our Service Center receives this form in Good Order and we approve it, your Financial Professional’s firm will be able to receive investment advisory fees from your Contract. Upon receipt and approval of an investment advisory fee request in Good Order from your Financial Professional’s firm, we deduct these investment advisory fees from the Contract and pay them to your Financial Professional’s firm upon written request. You can terminate this agreement at any time by providing us written notice. We deduct investment advisory fees that you authorize your Financial Professional to receive from the Contract proportionately from each Index Option and the AZL Government Money Market Fund. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of investment advisory fees as detailed in Appendix G. For these investment advisory fees not to be treated as a taxable distribution, and to be exempt from the 10% additional federal tax for amounts withdrawn before age 59 1∕2, we require that you and your Financial Professional agree to the following:
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the total amount of investment advisory fees cannot exceed 1.5% of the Contract Value in each Contract Year,
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that the investment advisory fees compensate the Financial Professional only for advice they provide to you with respect to this Contract and not for any other services or accounts,
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this Contract be solely liable for paying these investment advisory fees directly to your Financial Professional’s firm, and

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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while we are deducting these fees from the Contract, you agree to not pay investment advisory fees to your Financial Professional or anyone else from any other assets.
If you and your Financial Professional agree to these requirements, deductions for these investment advisory fees:
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are not treated as a taxable distribution,
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are not subject to the 10% additional federal tax if you are under age 59 1∕2,
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are not subject to an MVA,
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are not considered to be an Income Payment, Excess Withdrawal, Legacy Withdrawal, or RMD payment under our minimum distribution program, and
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do not reduce the Annual Contribution Amounts, free withdrawal privilege, total Purchase Payments reduced proportionately for withdrawals you take (including any MVA) used to determine the minimum initial Income Payment under the Level Income payment option, or your Contract’s Guaranteed Death Benefit Value.
If you and your Financial Professional do not agree to these requirements, we will not pay investment advisory fees from this Contract to your Financial Professional’s firm. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.
The maximum investment advisory fee that we will pay to your Financial Professional’s firm in any Contract Year is 1.5% of Contract Value. Each time we deduct an investment advisory fee we determine its percentage by dividing the fee amount by the Contract Value determined at the end of the Business Day after we process all other transactions. We will not pay any portion of the investment advisory fee that would exceed 1.5% of Contract Value in any Contract Year. For example, assume your Financial Professional’s firm requests fee payment twice a year. If the first fee requested is $700 and your Contract Value after processing all other transactions is $100,000, this fee is 0.7%. This leaves a maximum of 0.8% (1.5% - 0.7%) of the Contract Value available for payment of the second fee. The amount of Contract Value available for deduction of investment advisory fees will be affected by the Daily Adjustment (which can be negative).
Deductions we make for investment advisory fees reduce your Contract Value (and therefore Cash Value) by the amount withdrawn on a dollar for dollar basis. This Contract Value reduction also decreases your initial annual maximum Income Payment which is based on Contract Value. As Contract Value is one of the components we use to calculate RMD payments, these deductions may also reduce your RMD payments. Because these deductions decrease the Contract Value, they also reduce the likelihood you will receive Income Payment increases under the Level Income payment option which are based on Contract Value increases, or lock in investment gains to Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit. In addition, because the Traditional Death Benefit and Maximum Anniversary Value Death Benefit provide for the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value upon the first death of any Determining Life during the Accumulation Phase, deductions we make for investment advisory fees reduce these death benefits available to your Beneficiaries. However, deductions we make for investment advisory fees do not reduce the Legacy Value that is accessible as a death benefit during the Income Period upon the death of the last surviving Covered Person if you select the Legacy+TM Income Benefit.
These deductions also reduce the following proportionately by the percentage of Contract Value withdrawn: Charge Base, Index Option Base, Index Option Value, and Variable Account Value.
If you do not complete our service form which authorizes your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead you take money from the Contract and use it to pay investment advisory fees, we will treat this as a withdrawal. This withdrawal is subject to income taxes, may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, will be subject to an MVA, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). This withdrawal reduces the Contract Value, and the amount available under the free withdrawal privilege by the dollar amount withdrawn. If taken during the Income Period, we will treat the withdrawal as an Excess Withdrawal or Legacy Withdrawal if it causes total withdrawals during the Income Benefit Year to exceed the annual maximum Income Payment. It may also reduce your Contract’s Guaranteed Death Benefit Value by more than the amount withdrawn and these reductions could be significant. You should consult a tax adviser regarding the tax treatment of investment advisory fee payments. Please consult with your Financial Professional to determine the options for paying investment advisory fees regarding advice that is provided to you related to this Contract.
Your Financial Professional acts on your behalf, not ours. We are not party to any agreement between you and your Financial Professional, nor are we responsible for your Financial Professional’s actions. We do not verify that deductions

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

for investment advisory fees align with the terms of your agreement with your Financial Professional, but we verify that payments are made in accordance with the authorization service form you submit to us. We do not set your investment advisory fee or receive any part of it. Any deductions for investment advisory fees you pay is in addition to this Contract’s fees and expenses.
We do not pay sales commissions in connection with sales of the Contract. However, Financial Professionals and their managers may be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your Financial Professional about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your Financial Professional to make Index Option transfers and allocation changes on your behalf. However, we reserve the right to review a Financial Professional’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the Financial Professional’s trading history indicates excessive trading, we can deny your request. If we approve it, your Financial Professional is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
Investment Advisory Fee Deduction Example under the Traditional Death Benefit and Maximum Anniversary Value Death Benefit
These calculations show the effects on the Contract Value, Cash Value, and available Guaranteed Death Benefit Value of authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract. These deductions immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, but they do not reduce the Guaranteed Death Benefit Value if they meet the requirements stated in this section. The example assumes we deduct the maximum available investment advisory fee of 1.50% of Contract Value once per year on days that are not Term End Dates and pay it directly to your Financial Professional’s firm. All Contract Value figures reflect the Daily Adjustment.
Investment Advisory Fee Withdrawal That Is Not a Taxable Distribution	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit
Prior to 1st fee deduction	$ 100,000	$ 97,000	$ 90,000	$ 105,000
$1,500 fee deduction	– $1,500	– $1,500	– $0	– $0
After 1st fee deduction	$ 99,300	$ 96,300	$ 90,000	$ 105,000

Prior to 2nd fee deduction	$ 100,500	$ 97,100	$ 90,000	$ 105,000
$1,507 fee deduction	– $1,507	– $1,507	– $0	– $0
After fee deduction	$ 98,993	$ 95,593	$ 90,000	$ 105,000

Prior to 3rd fee deduction	$ 97,800	$ 95,200	$ 90,000	$ 105,000
$1,467 fee deduction	– $1,467	– $1,467	– $0	– $0
After fee deduction	$ 96,333	$ 93,733	$ 90,000	$ 105,000
The death benefit is the greatest of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After we deduct the investment advisory fees the death benefit would either be the:
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$99,300 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the first fee deduction.
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$98,993 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the second fee deduction.
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$96,333 Contract Value under the Traditional Death Benefit, or the $105,000 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the third fee deduction.
For an example showing the impact of not authorizing your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead taking an Excess Withdrawal or Legacy Withdrawal of $1,500 from the Contract to pay investment advisory fees to your Financial Professional, see section 11, Income Benefits.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

2. Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (such as a trust or other entity acting as an agent for a natural person). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.
Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Statement of Additional Information (SAI). In order to convert Income Payments to Annuity Payments on the maximum Annuity Date, the Covered Person(s) must be named as the Annuitant(s) as discussed in section 9, The Annuity Phase – When Annuity Payments Begin. Designating different persons as Covered Person(s) and Annuitant(s) will cause your selected income benefit and Income Payments to end on the maximum Annuity Date. Use care when designating Owner(s), Covered Person(s) and Annuitant(s), and consult your Financial Professional if you have questions.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract.
Your selected income benefit and any Income Payments will
also end unless the Beneficiary is both a surviving spouse and either an Eligible Person (if Income Payments have not begun)
or a Covered Person (if Income Payments have begun).
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun they can only continue if
the surviving spouse is a Covered Person; otherwise your
selected income benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value if you selected the Income Benefit, or the
greatest of Contract Value, Cash Value, or Legacy Value
if you selected the Legacy+TM Income Benefit.
• If the deceased Owner was a Determining Life, the sole
Covered Person, and you selected the Income Benefit, the
Beneficiary(ies) receives the greatest of Contract Value, Cash
Value, or the Guaranteed Death Benefit Value. However, if you
selected the Legacy+TM Income Benefit, the Beneficiary(ies)
instead receives the greatest of Contract Value, Cash Value,
Legacy Value, or the Guaranteed Death Benefit Value, if
greater and available.
• If the deceased Owner was not a Determining Life, the
Traditional Death Benefit or Maximum Anniversary Value Death
Benefit are not available and the Beneficiary(ies) receives the greater of Contract Value or Cash Value. However, if you
selected the Legacy+TM Income Benefit and the deceased
Owner was the last surviving Covered Person, the
Beneficiary(ies) receives the greatest of Contract Value, Cash
Value, or Legacy Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
– For more information on the Annuity Options, please see
section 9.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th
anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract, the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract, the Determining Life is the Annuitant. After the Issue Date, the Determining Life (Lives) only change if:
●
you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life,
●
you add or change a Joint Owner, then that person will become a Determining Life if they are the current spouse within the meaning of federal tax law of an existing Owner, or
●
you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Beneficiary
The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die within 120 hours of each other, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
● FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die within 120 hours of each other, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named surviving contingent Beneficiaries.

● NAMING AN ESTATE AS A BENEFICIARY: If an estate is the Beneficiary, the estate must be the sole primary
Beneficiary, unless the Spouse is the sole primary Beneficiary. If the Spouse is the sole primary Beneficiary, then an estate can be a contingent Beneficiary.

Eligible Person(s) and Covered Person(s)
We determine Eligible Persons on the Issue Date based on the Contract’s ownership and tax qualification status. We use Eligible Person(s) to determine the Income Percentage and Income Percentage Increase, when you will begin receiving Income Percentage Increases, when Income Payments are available to you, and the payment type (single or joint) available to you.
We base Income Payments on the lifetime(s) of the Covered Person(s). The Covered Person(s) is also the person(s) on whose life we base the death benefit provided by the Legacy+TM Benefit if you select the Legacy+TM Income Benefit. We determine the Covered Person(s) on the Income Benefit Date based on the available Eligible Person(s), their marital status, and the payment type you select. Joint Income Payments are only available if there are two Eligible Persons on the Income Benefit Date who are also spouses within the meaning of federal tax law and they meet the requirements stated here. Because Income Payments must begin no later than age 100, and are not available until age 50, joint Income Payments are not available if there is more than a 50-year age difference between spouses.
Eligible Person and Covered Person Requirements
For a single, individual Owner:
●
You, the Owner, are an Eligible Person.
●
If you and the sole primary Beneficiary are spouses within the meaning of federal tax law, the sole primary Beneficiary is also an Eligible Person and you can select joint Income Payments with both Eligible Persons becoming Covered Persons.
●
If you select single Income Payments only you, the Owner, can be the Covered Person.
For Joint Owners:
●
Both Joint Owners are Eligible Persons.
●
If you select single Income Payments you can designate either Eligible Person to be the Covered Person.
●
If you select joint Income Payments you must designate both Joint Owners to be the Covered Persons.
For Contracts owned by a non-individual:
●
The Annuitant is the Eligible Person.
●
For Non-Qualified Contracts, we only allow one Eligible Person and joint Income Payments are not available.
●
For Qualified Contracts, if the Owner is a qualified plan or a custodian and the Annuitant and sole contingent Beneficiary are spouses within the meaning of federal tax law, the sole contingent Beneficiary is also an Eligible Person. However, joint Income Payments are only available if the qualified plan or custodian is also the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive Income Payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.
●
If you select single Income Payments only the Annuitant can be the Covered Person.
If an Eligible Person or a Covered Person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above due to death, change in spousal status, an assignment or change of

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

ownership/Beneficiary, we will remove that person from the Contract as an Eligible Person or Covered Person. If an Eligible Person is removed, you cannot designate that person to be a Covered Person. If a Covered Person is removed, that person is no longer a Covered Person. If we remove all Eligible Persons or Covered Persons from the Contract, your selected income benefit ends.
You can only add or replace an Eligible Person on or before the Income Benefit Date. If you add or change an Owner, sole primary Beneficiary or sole contingent Beneficiary that person will become an Eligible Person if they are the current spouse within the meaning of federal tax law of an existing Eligible Person and meet the requirements stated in this section. If you add or replace an Eligible Person we will recalculate your Lifetime Income Percentages based on the age of the new Eligible Person on the Index Effective Date and Index Anniversaries, if applicable, as stated in section 11, Income Benefits – How the Income Benefits Work. At any given time there cannot be more than two Eligible Persons. After the Income Benefit Date, you cannot add, remove, or replace a Covered Person even if you add or change an Owner, or Beneficiary.
Change in Spousal Status of Eligible Persons or Covered Persons
If at any time joint Eligible Persons or joint Covered Persons are no longer spouses you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you unless you remarry and add your new spouse as a Joint Owner or sole primary or contingent Beneficiary according to the requirements stated in this section. If we receive notice after the Income Benefit Date, we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.
Upon notification of divorce, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal payable to you. However, for tax purposes this is generally treated as a transfer depending on the terms of the divorce decree. We process the withdrawal and remove one spouse from the Contract as an Eligible Person or Covered Person, Owner, Annuitant and/or Beneficiary, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or MVA and may cause Income Payments and your selected income benefit to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit to the Beneficiary(ies) and both the Contract and your selected income benefit end.
Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally, we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
The Contract cannot be assigned without our consent. You must submit your request to assign the Contract in writing to our Service Center. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
We record the assignment as of the date you signed the request, unless you specify otherwise. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary, you must make a separate request.
● An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a
Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

● An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, replacing Joint Owners with a Trust, or adding a Joint Owner if that person is a spouse within the meaning of federal tax law of the existing Owner.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

3. Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be:
●
age 80 or younger, or
●
age 75 or younger if you select the Maximum Anniversary Value Death Benefit.
The Purchase Payment requirements for this Contract are as follows.
●
The minimum initial Purchase Payment due on the Issue Date is $5,000.
●
We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.
●
We do not accept additional Purchase Payments on or after the Income Benefit Date, or on or after the Annuity Date.
●
The maximum total Purchase Payments we accept without our prior approval is $3 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days. If the Issue Date is the same as the Index Effective Date, we allocate your initial Purchase Payment to the Index Options. If the Issue Date is not the Index Effective Date, we hold your initial Purchase Payment in the Variable Option before we transfer it to your selected Index Options. If you do not give us all the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix G. If mandated under applicable law, we may be required to reject a Purchase Payment. We will decline a Purchase Payment we receive on the same Business Day that we receive in Good Order a request for full withdrawal, or Contract cancellation during the free look period. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s benefits such as the Income Benefit, Legacy+TM Income Benefit, Traditional Death Benefit, or Maximum Anniversary Value Death Benefit.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
The allocation instructions you provide on your application automatically become your default allocation instructions. We use these allocation instructions for all Purchase Payments we receive unless you change them. Any change to allocation instructions will replace any existing allocation instructions and will be used as the basis for transfers between and among the Index Options.
We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your allocation instructions. We apply any Purchase Payments we receive on the Index Effective Date or on an Index Anniversary directly to the Index Options on that day; these Purchase Payments are not held in the Variable Option.
We only allow Index Option Value transfers between Index Options on Term End Dates. However, you can transfer between Index Options before the Term End Date by executing a Performance Lock and an Early Reallocation. For multi-year Term Index Options you can also transfer between Index Options before the Term End Date by executing a Performance Lock before the last year of the Term and changing your allocation instructions before the next Index Anniversary. We do not allow assets to move into an established Index Option until the Term End Date. If you request to transfer into an established Index Option on a date that is not a Term End Date, we will transfer those assets into the same Index Option with a new Term Start Date.
You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month the deferred Index Effective Date
• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business
Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month

You should be aware that, generally, initial Trigger Rates, Caps, and Participation Rates could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at https://www.allianzlife.com/RILAincomeadvrates and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial Trigger Rates, Caps, and Participation Rates may change and be less advantageous to you. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel your Contract, you will receive the Cash Value. On or before the Index Effective Date, the Daily Adjustment and MVA do not apply. You may review future rates at least seven calendar days before their effectiveness at https://www.allianzlife.com/RILAincomeadvrates. Subject to the limitations related to designating the Index Effective Date, you (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.
You can change your allocation instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these allocation instructions on your behalf. However, we must receive allocation instruction changes (which will transfer your Index Option Values) in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day). Changes to your allocation instructions will transfer existing Index Option Values on the Term End Date.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Index Option Value between Index Options. In order to make a transfer between Index Options, you must provide us with allocation instruction changes in Good Order. On each Term End Date, if we have not received allocation instruction changes from you, all assets invested continue to be invested in the same Index Options with new Term Start Dates at the renewal Trigger Rates, Caps, and Participation Rates.
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the Term Start Date after we make them available to you. Once we add a

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Crediting Method to your Contract we cannot remove it, or change how it calculates Performance Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%. However, we can change the renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates associated with any Index Option on each Term Start Date subject to the guaranteed minimums.
● In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or
before the end of the prior Business Day if the anniversary is a non-Business Day).

● Purchase Payments we hold in the Variable Option before transferring them to your selected Index Options are subject to Contract fees and expenses (e.g. product fee, contract maintenance charge), and market risk and may lose value.

Electronic Allocation Instructions
We use reasonable procedures to confirm that electronic allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Free Look/Right To Examine Period
If you change your mind about the Contract, you can cancel it within the free look period stated on the first page of your Contract. In most states, this is ten calendar days after you receive the Contract. If you cancel your Contract during the free look period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.
IRA Contracts require us to return Purchase Payments less withdrawals. If you cancel your IRA Contract, we return the greater of Purchase Payments less withdrawals or Contract Value.
If your cancellation request occurs after the Index Effective Date, your Contract Value will include the Daily Adjustment, which may be negative for amounts allocated to the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options.
Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to hold your initial Purchase Payment in the Variable Option until the free look period ends, and then re-allocate your Contract Value, less fees and expenses, according to your allocation instructions. If we exercise this right, the Contract Value we use to determine your refund amount on a cancellation request will not include the Daily Adjustment as the Index Effective Date will not yet have occurred. Currently, we only exercise this right on certain Contracts issued in California as noted in Appendix G. If we hold your initial Purchase Payment in the Variable Option during the free look period and the requested Index Effective Date would occur during this time, we change your Index Effective Date to the next Business Day after the free look period that is not the 29th, 30th, or 31st of the month. Then, if you:
●
cancel your Contract during this time, we return the greater of Purchase Payments less withdrawals and less any investment advisory fees deducted from your Contract if you authorize your Financial Professional’s firm to receive these fees, or Contract Value. We do not apply an MVA or deduct any other Contract fees or expenses if you cancel your Contract during the free look period.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
do not cancel your Contract during this time, we re-allocate your Contract Value to the Index Options according to your allocation instructions on the Index Effective Date.
In the Contract, the free look provision is also called the right to examine.

4. Index Options
Overview of the Index Options
We apply positive, zero, or negative Performance Credits at the end of a Term to amounts allocated to an Index Option based, in part, on the performance of the applicable Index. An investment in an Index Option is not an investment in the Index or in any Index fund.
Some Index Options provide complete protection against negative Index Returns at the end of a Term. Other Index Options provide limited protection against negative Index Returns at the end of a Term through a Buffer or Floor. Despite the Buffer or Floor, you could lose a significant amount of money if the Index for such other Index Options declines in value. You may also lose a significant amount of money due to a negative Daily Adjustment if amounts are removed from such other Index Options prior to the end of a Term.
The Contract currently offers Index Options with different types of Crediting Methods, including the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, Index Precision Strategy, Index Dual Precision Strategy, Index Guard Strategy, and Index Performance Strategy. We can add new Index Options to your Contract in the future. We can change certain features of an Index Option from one Term to the next, including the Index and the current limit on Index gains (subject to minimum guarantees). We cannot change an existing Index Option’s limit on Index losses (including a Buffer or Floor) or how it calculates Performance Credits. We reserve the right to close any Index Option to new Purchase Payments and transfers, but not for renewal upon maturity.
The Contract allows you to transfer between Index Options on Term End Dates. Additionally, you can transfer between Index Options before the Term End Date by executing a Performance Lock and an Early Reallocation. For multi-year Term Index Options, you can also transfer between Index Options before the Term End Date by executing a Performance Lock before the last year of the Term and changing your allocation instructions before the next Index Anniversary. For more information, see section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Information regarding the features of each currently offered Index Option, including (i) the Index’s name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) the Term length, (iv) the Index Option’s Crediting Methodology, (v) the current limit on Index loss, and (vi) the minimum limit on Index gain, is available in Appendix A – Investment Options Available Under the Contract.
Limits on Index Losses
Each Index Option offers a certain level of protection from negative Index Returns, which limits the amount of negative Index Return used in calculating Performance Credits for an Index Option at the end of a Term.
●
The Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options offer complete (or 100%) protection from negative Index Returns. For example, if at the end of a Term, the Index Return is -25%, we will apply a 0% Performance Credit to your investment (i.e., no loss due to the negative Index Return).
●
Other Index Options include a feature, either a Buffer or Floor, that provides limited protection from negative Index Returns.
−
A Buffer is the maximum amount of negative Index Return that we absorb before applying a negative Performance Credit. For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%, we apply a Performance Credit of -15%, meaning your Contract Value allocated to that Index Option will decrease by 15% since the Term Start Date. This reflects the negative Index Return that exceeds the protection of the 10% Buffer. The Index Precision Strategy, Index Dual Precision Strategy, and Index Performance Strategy offer Index Options with Buffers.
−
A Floor, on the other hand, is the maximum amount of negative Index Return you absorb as a negative Performance Credit. We absorb any negative Index Return beyond the Floor. For example, if the Index Return is -25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your Contract Value allocated to that Index Option will decrease by 10% since the Term Start Date. This reflects the negative Index Return down to the -10% Floor. The Index Guard Strategy offers Index Options with a Floor.
−
We currently offer Index Options with 10%, 20%, and 30% Buffers, and -10% Floors.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option. However, at least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.
Prior to selecting an Index Option, you should evaluate the protection from negative Index Returns offered by an Index Option. See “Comparing Crediting Methods” later in this section for additional factors that you should consider when comparing Index Options. Also, see “How We Set Limits on Index Gains and Losses” below for a description of the factors that we consider when setting rates for the Index Options.
For detailed information on how we calculate Index Option Values and Performance Credits, see “Determining Index Option Values” and “Calculating Performance Credits” in section 6, Valuing Your Contract later in this prospectus.
Limits on Index Gains
Each Index Option also has an upside feature, either a Trigger Rate, Cap, and/or Participation Rate, used in the calculation of positive Performance Credits, if any, that may be credited to your investment at the end of a Term. We may limit the amount you can earn on an Index Option based on the Trigger Rate, Cap, or Participation Rate, as applicable.
●
A Trigger Rate represents the positive Performance Credit, if any, that may apply on the Term End Date. The Index Precision Strategy, Index Dual Precision Strategy, and Index Protection Strategy with Trigger offer Index Options with a Trigger Rate.
−
For the Index Precision Strategy and Index Protection Strategy with Trigger, the Trigger Rate will apply if the Index Return is positive or zero. For example, if at the end of a Term, the Index Return is 6% and the Trigger Rate is 3%, we apply a Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date.
−
For the Index Dual Precision Strategy, the Trigger Rate will apply if the Index Return is positive, zero, or to a limited extent, negative. For example, assume a Trigger Rate of 3% and a Buffer of 10%. If at the end of a Term, the Index Return is positive, zero, or negative but no lower than -10% (i.e., not in excess of the Buffer), we apply a positive Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. However, if the negative Index Return were lower than -10% (i.e., in excess of the Buffer), we apply a negative Performance Credit equal to the negative Index Return plus the Buffer.
●
A Cap represents the maximum positive Performance Credit, if any, applied on a Term End Date. For example, if at the end of a Term, the Index Return is 12% and the Cap is 10%, we apply a Performance Credit of 10%, meaning your Contract Value allocated to that Index Option will increase by 10% since the Term Start Date. The Index Protection Strategy with Cap, Index Guard Strategy, and Index Performance Strategy offer Index Options with a Cap. Index Performance Strategy multi-year Term Index Options have both a Cap and a Participation Rate (as described below).
●
A Participation Rate is the percentage that is multiplied by a positive Index Return in calculating a positive Performance Credit, if any, subject to any applicable Cap. For example, if at the end of a Term, the Participation Rate is 100%, the Cap is 15%, and the Index Return is 12% (which is lower than the Cap), we apply a Performance Credit of 12% (i.e., 100% x 12%). However, if the Index Return were instead 20% (which is higher than the Cap), we would apply the Cap and a Performance Credit of 15%. Index Performance Strategy multi-year Term Index Options have both a Cap and a Participation Rate.
The Trigger Rate, Cap, and/or Participation Rate for an Index Option will change from Term to Term, subject to a specified guaranteed minimum that will not change for the life of that Index Option. Guaranteed minimum Trigger Rates, Caps, and/or Participation Rates vary by Index Option.
The lowest Trigger Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.05%, and 5.00%, respectively.
The current Trigger Rates, Caps, and Participation Rates being offered for new Terms of the available Index Options can be located at the following publicly accessible website: https://www.allianzlife.com/RILAincomeadvrates. The Trigger Rates, Caps, and Participation Rates posted on that website address are incorporated by reference into this prospectus.
Prior to selecting an Index Option, you should evaluate the Trigger Rates, Caps, and Participation Rates that we are offering. See “Comparing Crediting Methods” later in this section for additional factors that you should consider when

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

comparing Index Options. Also, see “How We Set Limits on Index Gains and Losses” below for a description of the factors that we consider when setting rates for the Index Options.
For detailed information on how we calculate Index Option Values and Performance Credits, see “Determining Index Option Values” and “Calculating Performance Credits” in section 6, Valuing Your Contract later in this prospectus.
How We Set Limits on Index Gains and Losses
We set Trigger Rates, Caps, and Participation Rates in our discretion, subject to applicable guaranteed minimums. The rates applicable to new terms may differ for initial Terms, renewal Terms, and Early Reallocations. When setting these limits on Index gains, we consider a variety of factors, including, but not limited to:
●
Term length,
●
level of downside protection,
●
market volatility,
●
our hedging strategies and investment performance,
●
the availability of hedging instruments,
●
the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
●
expenses incurred by the Company,
●
your Index Effective Date,
●
the level of interest rates,
●
utilization of Contract benefits by Owners, and
●
our profitability goals.
We also set the limits on Index losses for new Index Options (e.g., Buffers and Floors) in our discretion, but the Buffer or Floor will be no lower than 5% or -25%, respectively. When setting limits on Index losses, we consider many of the factors listed above, as well as the fact that an Index Option’s limit on Index loss will not change for the life of the Index Option.
Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on the rates we declare cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to Trigger Rates, Caps, and Participation Rates. Interest rates could increase. In a rising interest rate environment, increases in initial Trigger Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates. However, a rising interest rate environment may have the opposite effect on renewal rates and cause renewal Trigger Rates, Caps, and Participation Rates to decrease.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal and Early Reallocation Trigger Rates, Caps, and Participation Rates to reflect these cost changes. The primary factor affecting the differences in the initial Trigger Rates, Caps, and Participation Rates for newly issued Contracts and renewal and Early Reallocation rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made for existing Contracts. In some instances, we may need to reduce initial, renewal, and Early Reallocation Trigger Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce Trigger Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Performance Credits.
Terms
We currently offer Index Options with 1-year, 3-year, and 6-year Terms. Not all Term lengths are available for all types of Crediting Methods. Each Crediting Method offers 1-year Terms. The Index Dual Precision Strategy and Index Performance Strategy also offer 3-year and 6-year Terms.
Prior to selecting an Index Option, you should evaluate the various Term lengths. You should consider which Term lengths may be appropriate for you based on your liquidity needs, investment time horizon, and financial goals. Investing in Index Options with shorter Terms will provide more opportunities for Performance Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Index Options with shorter Terms generally tend to have less potential for Index gains. Conversely, investing in Index Options with longer Terms will provide fewer opportunities for

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Performance Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Index Options with longer Terms generally tend to have more potential for gain. Some of the other factors to consider include:
●
How long you intend to hold the Contract.
●
The Daily Adjustment for Index Options with Term lengths of more than 1-year (including multi-year Terms or extended Term lengths resulting from Early Reallocation) may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length.
●
The risk of a negative Daily Adjustment is generally greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length.
●
The Index Performance Strategy 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%.
●
For shorter Term lengths, there is more certainty in both the final Index Values and how Trigger Rates, Caps, Buffers, and Floors determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
Amounts must remain in an Index Option until the end of its Term to receive a Performance Credit and to avoid a possible negative Daily Adjustment, potential negative MVA, and any applicable tax consequences. The Daily Adjustment applies to full or partial withdrawals taken from an Index Option before the end of a Term. The Daily Adjustment also applies if, before the Term End Date, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. A negative MVA applies if, within seven Index Years of the establishment of an Annual Contribution Amount, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, or we pay a death benefit at a time when the yield on corporate bonds is greater than what they were when the Annual Contribution Amount was established. We do not apply an MVA to deductions for Contract fees and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. For more information, see “Daily Adjustment” and “Market Value Adjustment (MVA)” in section 7, Expenses and Adjustments.
Maturity
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current Trigger Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date. Renewal rates could be higher or lower than your current Trigger Rates, Caps, and Participation Rates, subject to the guaranteed minimums. On each Term End Date, you have the option of remaining allocated to your current Index Options at the renewal Trigger Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option.
At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at https://www.allianzlife.com/RILAincomeadvrates. If you do not review renewal rate change information when it is published or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal Trigger Rates, Caps, and Participation Rates until the next Term End Date.
For more information regarding your availability to transfer into new Index Options, see section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Indexes
The Contract currently offers Index Options using the following Indexes. For more information on the Indexes, please see Appendix B – Available Indexes. Please note that Index Values used to calculate Performance Credits are based on the Index’s closing value (for an Index that is a market index) or closing share price (for an Index that is an ETF).
The S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, and EURO STOXX 50® are all “price return indexes,” not “total return indexes,” and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Because Index performance for the iShares® MSCI Emerging Markets ETF is based on the ETF’s closing share price, Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the ETF to underperform a direct investment in the ETF or the securities in which the ETF invests.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry.
EURO STOXX 50®. The EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone.
iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. Additional information about iShares® MSCI Emerging Markets ETF is available on the SEC’s website at https://www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please note that this information is not prepared by us and may be intended for shareholders of the ETF. You will not be a shareholder of the ETF by investing in an Index Option that is linked to the performance of the ETF. You may also request additional information about the ETF from our Service Center or your Financial Professional.
Index Substitutions and Additions
We may substitute a new Index for an existing Index if:
●
the Index is discontinued,
●
we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index,
●
the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities, or
●
we determine in our sole discretion that the substitution is necessary due to unanticipated events outside of our direct control. This might include other events similar to those listed above, other changes to the Index (such as name or ownership changes) that legally may be considered a substitution, or a breach by the Index provider of the Index intent or performance expectations.
If we add or substitute an Index, we first seek any required regulatory approval from each applicable state insurance regulator and then provide you with written notice. We also provide you with written notice if an Index changes its name. Index substitutions can occur either on a Term Start Date or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:
●
we do not change the Charge Base we use to calculate the product and rider fees, and
●
the Buffers, Floors, Trigger Rates, Caps, and Participation Rates for the substituted Index will apply to the new Index. We do not change the Buffers, Floors, Trigger Rates, Caps, or Participation Rates that were in effect on the Term Start Date.
Similarly, if we substitute an Index on a Term Start Date, the applicable Buffer, Floor, and minimum Trigger Rate, Cap, or Participation Rate will not change.
Changes to Trigger Rates, Caps, and Participation Rates associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date, subject to their respective minimums.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will substitute any equity Index with a broad-based equity index. In the event a suitable replacement Index is not available, after seeking any required regulatory approval, we will provide you written notice and information regarding the remaining available Index Options.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We may also close Index Options to new Purchase Payments and transfers at any time.
Index Historical Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years, as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical 10% Buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Options, and does not reflect Contract fees and expenses, including the MVA and Daily Adjustment, which may reduce performance.

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. This Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.

*
This Index is an ETF. Index Values are based on the ETF’s closing share price. Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect the dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

How the Crediting Methods Work
The Index Protection Strategy with Trigger provides a Performance Credit using the “point-to-point with step-up” method of calculation. You receive a Performance Credit equal to the Trigger Rate if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date, the Performance Credit is zero.
The Index Protection Strategy with Cap provides a Performance Credit using the “point-to-point with Cap” method of calculation.
●
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
●
If the Index Value on the Term End Date is equal to or less than the Index Value on the Term Start Date, the Performance Credit is zero.
The Index Dual Precision Strategy provides a Performance Credit using the “point-to-point with step-up” method of calculation.
●
You receive a Performance Credit equal to the Trigger Rate if the Index Value on the Term End Date is:
−
equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, or
−
less than the Index Value on the Term Start Date and the loss is less than or equal to the 10%, 20%, or 30% Buffer.
●
We apply the Trigger Rate for the entire Term length; we do not apply the Trigger Rate annually on a 3-year or 6-year Term Index Option.
●
If the Index Return is negative and extends beyond the 10%, 20%, or 30% Buffer, the negative Performance Credit is equal to the negative Index Return plus the 10%, 20%, or 30% Buffer. You participate in any losses in excess of the 10%, 20%, or 30% Buffer.
The Index Precision Strategy provides a Performance Credit using the “point-to-point with step-up” method of calculation.
●
If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Trigger Rate.
●
If the Index Return is negative and the loss:
−
is less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer.
−
extends beyond the 10% Buffer, the negative Performance Credit is equal to the negative Index Return plus the 10% Buffer. You participate in any losses in excess of the 10% Buffer.
The Index Guard Strategy provides a Performance Credit using the “point-to-point with Cap” method of calculation.
●
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
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If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the -10% Floor. You participate in any losses down to the -10% Floor. We absorb any negative Index Return beyond the -10% Floor.
The Index Performance Strategy provides a Performance Credit. The 1-year Term Index Options use the “point-to-point with Cap” method of calculation. The 3-year and 6-year Term Index Options use the “point-to-point with Cap and enhanced upside” method of calculation.
●
If the Index Return is positive, the Performance Credit is equal to:
−
the Index Return up to the Cap for a 1-year Term. If the 1-year Term is uncapped, the Performance Credit is equal to the Index Return.
−
the Index Return multiplied by the Participation Rate, up to the Cap for a 3-year or 6-year Term. If the 3-year or 6-year Term is uncapped, the Performance Credit is equal to the Index Return multiplied by the Participation Rate. We apply the Participation Rate and Cap for the entire Term length; we do not apply the Participation Rate and Cap annually on a 3-year or 6-year Term.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
If the Index Return is negative and the loss:
−
is less than or equal to the 10%, 20%, or 30% Buffer, the Performance Credit is zero. We absorb any loss up to the 10%, 20%, or 30% Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option.
−
extends beyond the 10%, 20%, or 30% Buffer, the negative Performance Credit is equal to the negative Index Return plus the 10%, 20%, or 30% Buffer. You participate in any losses in excess of the 10%, 20%, or 30% Buffer.

● The Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance
Strategy allow negative Performance Credits. As a result, you could lose a significant amount of money in the form of negative Performance Credits if an Index declines in value. The maximum potential negative
Performance Credit is: -90% with a 10% Buffer; -80% with a 20% Buffer; -70% with a 30% Buffer; and -10%
with the Floor.

● Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

● If an Index Performance Strategy Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term
Start Date we can declare a Cap for the next Term, or declare it to be uncapped.

Comparing Crediting Methods
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Protection Strategy with Trigger	• Most protection. • If the Index loses value, the Performance Credit is zero. You do not receive a negative Performance Credit.
Index Protection Strategy with Cap	• Most protection. • If the Index loses value, the Performance Credit is zero. You do not receive a negative Performance Credit.
Index Dual Precision Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. Protection on the Index Dual Precision Strategy 1-year Term is equal to or greater than what is available with the Index Precision Strategy depending on the Index Option. Offers the same protection levels as the Index Performance Strategy.
• Buffer absorbs 10%, 20%, or 30% of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small or moderate negative market movements within the applicable 10%, 20%, or 30% Buffer result in a positive Performance Credit. In a period of extreme negative market performance, the risk of loss is greater with the Index Dual
Precision Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

Index Precision Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be equal to or less than what is available with the Index
Dual Precision Strategy and Index Performance Strategy depending on the Index Option.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

What is the asset protection?
Index Guard Strategy
• Less protection than the Index Protection Strategy with Trigger and Index Protection Strategy with
Cap, but more than Index Dual Precision Strategy, Index Precision Strategy, and Index Performance
Strategy.
• Permits a negative Performance Credit down to the -10% Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the -10% Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index
Guard Strategy than with the Index Dual Precision Strategy, Index Precision Strategy, and Index
Performance Strategy.
• Provides certainty regarding the maximum loss in any Term.

Index Performance Strategy
• Less protection than the Index Protection Strategy with Trigger, Index Protection Strategy with Cap, and Index Guard Strategy. 1-year Term Index Options with a 10% Buffer provide the same protection as the Index Precision Strategy. The 20% and 30% Buffers provide more protection than what is available with the Index Precision Strategy. Offers the same protection levels as the Index Dual
Precision Strategy.
• Buffer absorbs 10%, 20%, or 30% of loss depending on the Index Option you select, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small or moderate negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy with Trigger
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements may result in positive Performance Credits that are greater than the Index Return while also providing complete protection from any Index losses.
May have lower return potential compared to other Crediting Methods.
• These Trigger Rates will generally be less than Caps, and Index Precision Strategy's Trigger Rates.
Growth opportunity may be more or less than the Index Dual Precision Strategy depending on Trigger
Rates.

Index Protection Strategy with Cap
• Growth opportunity limited by the Caps.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements would result in positive Performance
Credits while also providing complete protection from any Index losses.
• Generally more growth opportunity than the Index Protection Strategy with Trigger, but less than the
Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. Growth opportunity may be more or less than the Index Dual Precision Strategy depending on Caps and Trigger Rates.
• Caps will generally be greater than the Trigger Rates for Index Protection Strategy with Trigger, but less than Index Precision Strategy's Trigger Rates, and less than the Caps for the Index Guard
Strategy and Index Performance Strategy. These Caps may be greater or less than Index Dual
Precision Strategy's Trigger Rates.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

What is the growth opportunity?
Index Dual Precision Strategy
• Growth opportunity limited by the Trigger Rates. We do not apply the Trigger Rate annually on 3-year and 6-year Term Index Options.
• May perform best in periods of small or moderate negative market movements as it provides a positive Performance Credit in these environments while other Crediting Methods do not.
• Generally, 1-year Term Index Options have less growth opportunity than the Index Precision Strategy and the 1-year Term Index Options on the Index Performance Strategy.
• Generally, 3-year and 6-year Term Index Options have less growth opportunity than the 3-year and
6-year Term Index Options on the Index Performance Strategy.
• Growth opportunity may be more or less than the Index Protection Strategy with Trigger, Index
Protection Strategy with Cap, and Index Guard Strategy depending on Trigger Rates and Caps.

Index Precision Strategy
• Growth opportunity limited by the Trigger Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with Trigger, Index Protection
Strategy with Cap, and Index Dual Precision Strategy. However, less growth opportunity than the
Index Dual Precision Strategy during periods of small or moderate negative market movements.
• Growth opportunity may be more or less than the Index Guard Strategy or Index Performance
Strategy depending on Trigger Rates and Caps.

Index Guard Strategy
• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance
Strategy. However, growth opportunity may be more or less than the Index Dual Precision Strategy,
Index Precision Strategy, or Index Performance Strategy depending on Trigger Rates and Caps.

Index Performance Strategy
• Growth opportunity limited by the Caps and/or Participation Rates. We do not apply the Cap annually on 3-year and 6-year Term Index Options. If we do not declare a Cap for an Index Option, there is no maximum limit on the positive Index Return for that Index Option. In addition, you can receive more than the positive Index Return if the Participation Rate applies and is greater than its 100% minimum. However, the Participation Rate cannot boost Index Returns beyond a declared Cap.
• May perform best in a strong market.
• Generally, 1-year Term with 10% Buffer Index Options, 3-year Term with 10%, 20%, or 30% Buffer
Index Options, and 6-year Term with 10%, 20%, or 30% Buffer Index Options have the most growth opportunity.
• Growth opportunity for the 1-year Term with 20% or 30% Buffer may be less than the Index Dual
Precision Strategy 1-year Term, Index Precision Strategy, and Index Guard Strategy depending on
Trigger Rates and Caps.

What can change within a Crediting Method?
Index Protection Strategy with Trigger	• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum Trigger Rate.
Index Protection Strategy with Cap	• Renewal and Early Reallocation Caps for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum Cap.
Index Dual Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term with 10%, 20%, or 30% Buffer has a 3% minimum Trigger Rate.
– 3-year Term with 10%, 20%, or 30% Buffer has a 4% minimum Trigger Rate.
– 6-year Term with 10%, 20%, or 30% Buffer has an 8% minimum Trigger Rate.
• The 10%, 20%, and 30% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

What can change within a Crediting Method?
Index Precision Strategy
• Renewal and Early Reallocation Trigger Rates for existing Contracts can change on each Term Start
Date.
– 1-year Term has a 3% minimum Trigger Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Guard Strategy
• Renewal and Early Reallocation Caps for existing Contracts can change on each Term Start Date.
– 1-year Term has a 3% minimum Cap.
• The -10% Floors for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Floor for it on the date we add the
Index Option to your Contract. The minimum Floor is -25% for a new Index Option.

Index Performance Strategy
• Renewal and Early Reallocation Caps and/or Participation Rates for existing Contracts can change on each Term Start Date.
– 1-year Term with 10%, 20%, or 30% Buffer has a 3% minimum Cap.
– 3-year Term with 10%, 20%, or 30% Buffer has a 5% minimum Cap, and 100% minimum
Participation Rate.
– 6-year Term with 10%, 20%, or 30% Buffer has a 10% minimum Cap, and 100% minimum
Participation Rate.
• The 10%, 20%, and 30% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

• For any Index Option with the Index Dual Precision Strategy, Index Precision Strategy, or Index Performance
Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value.
For example, for a 10% Buffer we absorb the first -10% of Index Return and you could lose up to 90% of the Index
Option Value. However, for any Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the -10% Floor, so your maximum loss is limited to -10% of the Index Option Value due to negative
Index Returns.

• Trigger Rates, Caps, and Participation Rates as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all Trigger Rates, Caps, and Participation
Rates will be reduced to their respective minimums of 0.50%, 3%, 4%, 5%, 8%, 10%, or 100% as stated in the table above.

• If your Contract is within its free look period you may be able to take advantage of any increase in initial Trigger
Rates, Caps, and/or Participation Rates by cancelling your Contract and purchasing a new Contract.

• If the initial Trigger Rates, Caps, and/or Participation Rates available on the Index Effective Date are not acceptable you have the following options:
– Cancel your Contract if you are still within the free look period.
– Request to extend your Index Effective Date if you have not reached your first Quarterly Contract Anniversary.
– If the free look period has expired, request a full withdrawal and receive the Cash Value. This withdrawal is subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. If this occurs on or before the Index Effective Date, the Daily Adjustment and MVA do not apply. If this occurs after the Index Effective Date, you are subject to the Daily Adjustment and MVA.

• Trigger Rates, Caps, and Participation Rates can be different from Index Option to Index Option. For example,
Caps for the Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the
Nasdaq-100® Index; and Caps for the S&P 500® Index can be different between 1-year, 3-year, and 6-year Terms on the Index Performance Strategy, and between the 1-year Terms for the Index Guard Strategy and Index Performance
Strategy. Initial, renewal, and Early Reallocation rates may also be different from Contract-to-Contract. For example, assume that on August 3, 2023 we set Caps for the Index Performance Strategy 1-year Term with 10% Buffer using the S&P 500® Index as follows:

– 13% initial rate and 12% Early Reallocation rate for new Contracts issued in 2023,
– 14% renewal rate and 14% Early Reallocation rate for existing Contracts issued in 2022, and
– 12% renewal rate and 13% Early Reallocation rate for existing Contracts issued in 2021.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Bar Chart Examples of Crediting Method Performance
The following examples illustrate how we calculate and apply Performance Credits under each Index Crediting Method assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals are taken.

# A closer look at the Index **Protection** Strategy with Trigger and Index **Protection** Strategy with Cap: 1-Year Term

PERFORMANCE POTENTIAL with a Trigger ...
PERFORMANCE POTENTIAL with a Cap ...
... and a level of PROTECTION
4% Trigger Rate
0%
1%
4%
14%
4%
POSSIBLE OUTCOME 1:
If the annual Index Return is zero or positive, which means the value of the Index remained the same or increased, the performance credit would be equal to the entire Trigger Rate.
POSSIBLE OUTCOME 2:
If the annual Index Return is positive and exceeds the Trigger Rate, the Performance Credit would be equal to the Trigger Rate.
5% Cap
0%
1%
1%
14%
5%
POSSIBLE OUTCOME 3:
If the annual Index Return is positive, but less than the declared Cap, the annual Performance Credit would be equal to the Index Return.
POSSIBLE OUTCOME 4:
If the annual Index Return exceeds the declared Cap, a Performance Credit equal to the Cap would be applied.
0%
-7%
0%
-14%
0%
POSSIBLE OUTCOME 5:
If the annual Index Return is negative, the Performance Credit would be zero and there would be no loss of principal due to negative Index Returns.
Index Return
Performance Credit %
Trigger Rate

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

5. The Variable Option’s Underlying Fund
Information regarding the AZL Government Money Market Fund, including its (i) investment objective, (ii) investment adviser and subadviser, (iii) current expenses, and (iv) performance is available in Appendix A – Investment Options Available Under the Contract. The Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectus for the Fund carefully before investing. The Fund’s prospectus and other information can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to prospectus.request@allianzlife.com, or by contacting your Financial Professional. We send you the current copy of the Fund’s prospectus when we issue the Contract.
There are potential risks associated with the Fund and its investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Option. In the future, we may add, eliminate or substitute underlying funds to the extent permitted by the federal securities laws and, when required, the SEC.
Currently, the Fund is not a publicly available mutual fund. It is available only through variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. The Fund’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Fund’s investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios’ investment results will be comparable even though the Fund has the same name, investment advisers, objectives, and policies.
The Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Fund’s advisers, distributors and/or affiliates for administrative services and benefits we provide to the Fund. The compensation amount usually is based on the aggregate assets in the Fund attributable to contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any underlying fund or affiliate thereof in any variable annuity contract we offer is 0.25% annually.
Allianz Investment Management LLC, the Fund’s investment adviser, is affiliated with us through common ownership.
Substitution and Limitation on Holdings
We may substitute another underlying fund for the Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval (if required) and providing you notice. A new or substitute underlying fund may have different fees and expenses. We may limit the amount of additional Purchase Payments that may be held in the Variable Option if marketing, tax, or investment considerations warrant, or for any reason in our sole discretion. We may also close the Variable Option. However, we will always offer a variable investment option under the Contract. The Fund may discontinue offering its shares in the future.
Excessive Trading and Market Timing
Currently, the Contract does not offer any variable investment options to which you can allocate money. As such, and given the design of the Contract, we do not believe there to be a risk of excessive trading and market timing. However, if we were to offer multiple variable investment options in the future, they would be subject to the following provisions.

We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following:
●
Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.
●
An adverse effect on portfolio management, such as causing an underlying fund to maintain a higher level of cash or causing an underlying fund to liquidate investments prematurely.
●
Increased brokerage and administrative expenses for an underlying fund.
We attempt to protect our Owners against potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:
●
Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
●
Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
●
Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the Variable Option when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.
●
Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.
●
Prohibit transfers into specific variable investment options.
●
Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an underlying fund may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting underlying fund returns. Similarly, rapid or frequent trading may cause an underlying fund to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the Variable Option, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following:
●
Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
●
Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the underlying funds are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the variable investment options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an underlying fund’s shares are subject to acceptance by that underlying fund’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Underlying funds may add or change policies designed to restrict market timing activities. For example, underlying funds may impose restrictions on transfers between underlying funds in an affiliated group if the investment adviser to one or more of the underlying funds determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an underlying fund may impose a short-term trading fee on purchases and sales within a specified period. You should review the underlying funds’ prospectuses regarding any applicable

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of underlying fund restrictions and actions taken by the underlying funds’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Fund shares held in the Separate Account. However, when the Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners. We determine your voting interest based on the dollar value of the Fund shares attributable to your Contract. We calculate this based on the number and value of accumulation units for your Contract on the record date. We count fractional units. You will receive proxy materials and a voting instruction form.

6. Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• we hold assets in the Variable Option on an interim basis
before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life, or
• there is positive Fund performance

• you take assets out of the Variable Option by withdrawal,
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to allocation instructions,
• there is negative Fund performance, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the Variable Option include the product fee, rider fee, and contract maintenance charge as described in section 7, Expenses and Adjustments. Investment advisory fees you authorize your
Financial Professional’s firm to receive from the Contract are described in section 1, The Contract.

The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment,
make allocation instruction changes that transfer Contract
Value, or request an Early Reallocation into the Index Option,
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option according to allocation
instructions, or
• you receive a positive Performance Credit or Daily Adjustment

• you take assets out of an Index Option by withdrawal
(including any MVA), make allocation instruction changes that transfer Contract Value, or request an Early Reallocation out of the Index Option,
• you receive a negative Performance Credit or Daily
Adjustment, or
• we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract

Contract fees and expenses we deduct from the Index Options include the product fee, rider fee, and contract maintenance charge as described in section 7, Expenses and Adjustments. Investment advisory fees you authorize your Financial
Professional’s firm to receive from the Contract are described in section 1, The Contract.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Performance Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 7, Expenses and Adjustments. We pay investment advisory fees to your Financial Professional’s firm upon written request as stated in section 1, The Contract. The Daily Adjustment applies on any Business Day other than the Term Start Date or the Term End Date.
Performance Credits are subject to the applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. Positive Performance Credits are not guaranteed. Performance Credits can be negative after application of the 10%, 20%, or 30% Buffer for any Index Option with the Index Dual Precision Strategy, Index Precision Strategy, or Index Performance Strategy; or negative down to the -10% Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
We require that the Contract Value after a partial withdrawal must be at least $2,000.* We treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*
Does not apply to Income Payments or RMD payments under our minimum distribution program.
Determining Variable Account Value
The Separate Account holds Purchase Payments held in the Variable Option before we transfer them to the Index Options. The Variable Option is a subaccount of the Separate Account and is the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. Contract Value held in the Variable Option will vary based on the investment experience of the AZL Government Money Market Fund. As a result, there is a risk of loss of the entire amount invested in the Variable Option.
We convert amounts allocated to the Variable Option into subaccount accumulation units. The daily value of a unit in the Variable Option (accumulation unit value) is based, in part, on the daily net asset value of the Fund. The Fund’s net asset value reflects the performance of the Fund’s portfolio and the deduction of the Fund’s operating expenses. The accumulation unit value also reflects the deduction of certain charges under the Contract, as described below. The accumulation unit value for the Variable Option is typically determined at the end of each Business Day. Purchase Payments received by us before the end of a Business Day will be priced based on the accumulation unit value calculated at the end of that Business Day. Any such Purchase Payments received by us at or after the end of a Business Day will be priced based on the accumulation unit value calculated at the end of the next Business Day.
We calculate your Variable Account Value at the end of each Business Day by multiplying the number of accumulation units attributable to your Contract by the accumulation unit value for that Business Day.
On the Issue Date, the number of accumulation units attributable to your Contract is equal to the amount invested in the Variable Option divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
●
increases when:
−
we hold assets in the Variable Option on an interim basis before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life; and
●
decreases when:
−
you remove assets from the Variable Option by taking a withdrawal, or
−
we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to allocation instructions, or we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
We arbitrarily set the initial accumulation unit value for the Variable Option. At the end of each Business Day, we determine the new accumulation unit value for the Variable Option by multiplying the prior Business Day’s accumulation unit value by the Fund’s percentage change in price (which is the change in net asset value) since the prior Business Day. The percentage change in price includes the Fund’s market performance.
Example
●
We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
●
When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the Variable Option.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the Variable Option.
Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value on any Business Day other than the Term Start Date or the Term End Date is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment can be positive, zero, or negative and is discussed in section 7, Expenses and Adjustments - Daily Adjustment.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
●
any Purchase Payment received that day which you allocated to that Index Option, and
●
any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
●
the Daily Adjustment if this is not the Term End Date, or
●
a Performance Credit if this is the Term End Date.
We calculate Performance Credits as described under “Calculating Performance Credits” in this section and apply them as follows:
●
We multiply each Index Option Base by its Performance Credit and add this amount to its Index Option Base.
●
Then we set each Index Option Value equal to its new Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
●
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
●
Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
●
Partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract reduce these values by the dollar amount withdrawn from the Index Option.
−
We deduct partial withdrawals you take (including any MVA), and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense.
−
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value. The reduction to the Index Option Base may be greater than the value withdrawn or otherwise deducted from the Index Option Value.
Example
●
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any MVA).

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
This partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).
−
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).
●
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).
−
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).
●
Deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract also reduce these values proportionately in the same way as a partial withdrawal.

	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200
After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

● Amounts removed from the Index Options during the Term for partial withdrawals you take and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial
Professional’s firm to receive from the Contract do not receive a Performance Credit on the Term End Date.
However, the remaining amount in the Index Options is eligible for a Performance Credit on the Term End Date.

● You cannot specify from which Index Option or the Variable Option we deduct Contract fees and expenses; we deduct Contract fees and expenses from each Index Option and the Variable Option proportionately based on its percentage of Contract Value.

Calculating Performance Credits
We base Performance Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with Trigger 1-year Term	Performance Credit is zero.	Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Protection Strategy with Cap 1-year Term	Performance Credit is zero.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap is 5%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 4%, the Performance Credit is 4%.
• 12%, the Performance Credit is 5%.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Dual Precision Strategy 1-year Term
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10%, 20%, or 30% Buffer. However, if the negative
Index Return is greater than the 10%, 20%, or 30%
Buffer you receive a Performance Credit equal to the
negative Index Return in excess of the applicable
Buffer.
Assume you select a 1-year Term Index Option with
10% Buffer. If the Index Return for the year is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 1-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Instead assume you select a 1-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -36%, the Performance Credit is -6%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Dual Precision Strategy 3-year Term
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10%, 20%, or 30% Buffer. However, if the negative
Index Return is greater than the 10%, 20%, or 30%
Buffer you receive a Performance Credit equal to the
negative Index Return in excess of the applicable
Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Instead assume you select a 3-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -36%, the Performance Credit is -6%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Dual Precision Strategy 6-year Term
Performance Credit is equal to the Trigger Rate if the
negative Index Return is less than or equal to the
10%, 20%, or 30% Buffer. However, if the negative
Index Return is greater than the 10%, 20%, or 30%
Buffer you receive a Performance Credit equal to the
negative Index Return in excess of the applicable
Buffer.
Assume you select a 6-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -8%, the Performance Credit is equal to the Trigger
Rate set on the Term Start Date.
• -12%, the Performance Credit is -2%.
Instead assume you select a 6-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -24%, the Performance Credit is -4%.
Instead assume you select a 6-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is equal to the
Trigger Rate set on the Term Start Date.
• -36%, the Performance Credit is -6%.
Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Precision Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.	Performance Credit is equal to the Trigger Rate set on the Term Start Date.
Index Guard Strategy 1-year Term	Performance Credit is equal to the negative Index Return subject to the -10% Floor. If the Index Return is… • -8%, the Performance Credit is -8%. • -12%, the Performance Credit is -10%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Performance Strategy 1-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 1-year Term Index Option with
10% Buffer. If the Index Return for the year is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.
Instead assume you select a 1-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 1-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return up
to any Cap set on the Term Start Date.
Assume the Cap for the 1-year Term is 8%. If the
Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%. If instead the
1-year Term is uncapped, the Performance
Credit is 12%.

Index Performance Strategy 3-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 3-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 80%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%.
If instead the Participation Rate is 110% and the
3-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Index Performance Strategy 6-year Term
Performance Credit is equal to the negative Index
Return in excess of the 10%, 20%, or 30% Buffer.
Assume you select a 6-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 6-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.
Instead assume you select a 6-year Term Index
Option with 30% Buffer, and the Index Return for
the Term is…
• -29%, the Performance Credit is 0%.
• -36%, the Performance Credit is -6%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 85%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 85%.
If instead the Participation Rate is 110% and the
6-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Performance Locks and Early Reallocations
We must receive a Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option on that day. Otherwise, the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center. You can continue to request Performance Locks while you are receiving Income Payments. For the Increasing Income payment option, you can continue to request Performance Locks even after your Contract Value reduces to zero as long as your Income Payments continue, or are converted to Annuity Payments on the maximum Annuity Date.
You (or your Financial Professional, if authorized) can request a Performance Lock based on targets you set. You can set upper and/or lower targets for each Index Option each Term. Setting a target close to the current Index Option Value return (or close to the Daily Adjustment once Contract Value is reduced to zero) may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached.
A Performance Lock can be executed once each Term for each Index Option. We will not execute your request for a Performance Lock on the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options if the Daily Adjustment on the applicable date is zero unless your Contract was issued before May 1, 2023. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you). Early Reallocation is not permitted for Contracts issued before May 1, 2023. If you decide to execute an Early Reallocation, you can execute a Performance Lock and then, at the earliest, execute an Early Reallocation on the same Business Day. When executing both the Performance Lock and Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option. Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. For example, assume you selected one Index Option and your Index Option Value available for review in your account today is $20,326. If before the end of the Business Day you request a Performance Lock, today is your Lock Date. If your Index Option Value at the end of the Business Day is $20,250, you will lock in this $20,250 and it will not change until the next Index Anniversary if you do not execute an Early Reallocation. However, if you take a partial withdrawal or when we deduct a Contract fee, expense, or an investment advisory fee you authorize your Financial Professional’s firm to receive from the Contract, we deduct these amounts proportionately from the Index Option Values, which will decrease any locked Index Option Value. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date subject to the renewal Trigger Rate, Cap, and Participation Rate for the new Term.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive on an Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option. Because we transfer assets out of a locked Index Option on the Index Anniversary that occurs on or immediately after the Lock Date, executing a Performance Lock can also allow you to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date if you execute the lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. If the Index Anniversary occurs on a non-Business Day, the Performance Lock must be executed before the end of the prior Business Day in order to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date. Executing an Early Reallocation on a locked Index Option can also allow you to transfer all assets out of an Index Option before the Term End Date. The disadvantage of executing a Performance Lock is that the Performance Credit you otherwise would have received by not executing a Performance Lock could have been greater than the locked Daily Adjustment and you will not participate in that difference. In addition, if you execute a Performance Lock on an Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option, you may receive less than the full protection of the Buffer or Floor that you would have received if you waited for us to apply the Performance Credit on the Term End Date.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

You can also transfer assets out of a locked Index Option by requesting an Early Reallocation. However, Early Reallocation is not permitted for Contracts issued before May 1, 2023. Executing an Early Reallocation will result in the remainder of the Index Year, from the date you execute the Early Reallocation, being added to the Term length. For example, assume you are allocated to a 1-year Term Index Option and eight months into the Term you execute a Performance Lock. If at the end of the Term’s tenth month you execute an Early Reallocation and choose a new 1-Year Term Index Option, we add the remaining two months of the Index Year to the new 1-year Term Index Option, making the new Term length 14 months.
Please note that executing an Early Reallocation will not change your allocation instructions. If you want to change your allocation instructions when you request an Early Reallocation, you must submit separate requests for both changes.
Early Reallocation Restrictions
●
We do not accept Early Reallocation requests within 14 calendar days before an Index Anniversary.
●
On October 13, 2026, the limit for Early Reallocations increases from 12 each Index Year to 24. Each Early Reallocation request can involve multiple locked Index Options.
After you exercise a Performance Lock, the Index Option Value stays in the locked Index Option for the remainder of the Index Year unless you execute an Early Reallocation (if available to you) from this locked Index Option. However, after executing a Performance Lock, you can execute an Early Reallocation as early as the same Business Day. When executing both the Performance Lock and the Early Reallocation on the same Business Day, your Lock Date is also the Term Start Date for the new Index Option.
After you reach the Early Reallocation request limit in an Index Year, any locked Index Options will remain locked until the next Index Anniversary. These limitations mean you may not be able to take advantage of any increases to Early Reallocation rates, or any advantageous changes to Index values.
For example, assume your Early Reallocation limit is 24, your Index Anniversary occurs on January 1st, and by June 15th you executed 22 separate Performance Locks and Early Reallocations, and have five Index Options currently locked. You could submit an Early Reallocation request on July 17th for one Index Option, and a second request on August 14th for two more Index Options. However, after August 14th we will not accept any additional Early Reallocation requests for the remainder of the Index Year, so the remaining two locked Index Options will stay locked until the next Index Anniversary. Although you are unable to execute an Early Reallocation for the remainder of the Index Year because you executed 24 Early Reallocations in that Index Year, you can continue to execute Performance Locks on any unlocked Index Options.
Example – Early Reallocation Transfers Out of a Locked Index Option
●
Assume your current allocation is 100% to a 1-year Term Index Option with a Term Start Date of August 1, 2027, and Term End Date of August 1, 2028.
●
If you do not request a Performance Lock or Early Reallocation, and make no change to your allocation instructions, you will begin a new Term in this Index Option on August 1, 2028, at the renewal rate available at that time.
●
Assume in the second Term you execute a Performance Lock on September 1, 2028, and an Early Reallocation to the same Index Option on October 31, 2028, at the Early Reallocation rate available at that time. Your new Term Start Date is the date we execute the Early Reallocation (October 31, 2028), and the Term End Date is August 1, 2030. The new Term length is 21 months and 1 day.
−
Note that with an Early Reallocation, your Term Start Date can occur on the 29th, 30th, or 31st of the month, unlike Index Effective Dates which cannot occur on those days.

We will not provide advice or notify you regarding whether you should execute a Performance Lock or Early
Reallocation or the optimal time for doing so, if any. We will not warn you if you execute a Performance Lock or
Early Reallocation at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock or Early Reallocation.

7. Expenses and Adjustments
Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Base Contract Expenses (Product and Rider Fees)
In your Contract, the base contract expense is referred to as the “product fee and rider fee”. The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current fee is less than future Contract administration costs as well as the cost of providing certain features under the Contract. The rider fee(s) compensate us for the benefits provided by your selected income benefit, including the benefit’s guarantees. If the product and rider fees cover these costs and risks, any excess is profit to us. We anticipate making such a profit. If the terms used to calculate Income Payments are less favorable for the Legacy+TM Income Benefit, you may receive lower Income Payments than would otherwise be available through the Income Benefit at a higher fee. Please discuss the appropriateness of the Legacy+TM Income Benefit with your Financial Professional.
	Base Contract Expenses (as a percentage of the Charge Base)
	Income Benefit	Legacy+TM Income Benefit
Product Fee(1)	0.25%	0.25%
Rider Fee(s)	0.70%	1.55%(2)
Total Base Contract Expenses	0.95%	1.80%
(1)
Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 12, Death Benefit.
(2)
The total rider fee for the Legacy+TM Income Benefit includes a 0.70% fee for the income benefit and a 0.85% additional rider fee for the Legacy+TM Benefit.
The product and rider fees are annualized rates that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment. • We begin calculating and accruing the daily product and rider fees, on the day after the Issue Date.
• First we calculate and accrue the daily product
and rider fees, using the Charge Base. If this is a
non-Business Day we use the Charge Base from
the end of the prior Business Day.
• Then if this is a Business Day we
increase/decrease the Charge Base as follows.
– If we receive an additional Purchase
Payment, we increase the Charge Base by
the dollar amount we receive.
– If you take a partial withdrawal, or we deduct
Contract fees, expenses, and investment
advisory fees that you authorize your
Financial Professional’s firm to receive from
the Contract, we decrease the Charge Base
by the percentage of Contract Value
withdrawn (including any MVA). All
withdrawals you take reduce the Charge
Base, even MVA-Free Withdrawals.

• First we process all daily transactions and
determine your Contract Value. Daily
transactions include any gains/losses due to AZL
Government Money Market Fund performance or
application of any Daily Adjustment (or
Performance Credit if this is also the Term End
Date), any additional Purchase Payment, any
partial withdrawals you take (including any MVA),
and deductions we make for Contract fees and
expenses (including deduction of the accrued
daily product and rider fees for the prior
quarter) and any investment advisory fees that
you authorize your Financial Professional’s firm
to receive from the Contract. All partial
withdrawals you take reduce the Charge Base,
even MVA-Free Withdrawals.
– We deduct the accrued product and rider fees
for the prior quarter on a dollar for dollar basis
from the Contract Value, and proportionately
from each Investment Option.
• Then we set the Charge Base equal to this
Contract Value and we calculate and accrue the
next quarter’s daily product and rider fees using
the newly set Charge Base on the next day.
* Or the next Business Day if the Quarterly Contract
Anniversary is a non-Business Day.

Example: Contract Value is $125,000; Charge
Base is $127,000; a $10,000 partial
withdrawal (including any MVA) would
decrease the Charge Base by $10,160.
[($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base
will increase/decrease the daily product and
rider fees we calculate and accrue on the
next day.

Examples of how we calculate the product and rider fees are included in Appendix D.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We do not treat the deduction of the accrued product and rider fees as a withdrawal when computing your Guaranteed Death Benefit Value (see section 12).
Deduction of the final product and rider fees
●
If you take a full withdrawal, we deduct the final accrued product and rider fees before processing the withdrawal.
●
If you annuitize the Contract, we deduct the final accrued product and rider fees before calculating Annuity Payments.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected. If your selected income benefit ends due to death, we also deduct its final rider fee before calculating the death benefit. For more information on the death benefit payment options see section 12, Death Benefit.

If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product and rider fees, we deduct your total remaining
Contract Value to cover the accrued product and rider fees and reduce your Contract Value to zero. If the deduction of the accrued product and rider fees reduces your Contract Value to zero, and your selected income benefit and death benefit have ended, we treat this as a full withdrawal and your Contract ends.

Optional Benefit Additional Rider Fee
Maximum Anniversary Value Death Benefit
If you have the Maximum Anniversary Value Death Benefit, we deduct an additional 0.20% rider fee from your Contract Value. The rider fee is an annualized rate that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase while your benefit is in effect in the same manner as the Base Contract Expenses. We no longer assess the 0.20% additional rider fee once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you. We deduct the final accrued additional rider fee before calculating the death benefit. If you take a full withdrawal or annuitize the Contract, we deduct the final accrued rider fee before processing the withdrawal or calculating Annuity Payments. The additional rider fee compensates us for the risks we assume under the Maximum Anniversary Value Death Benefit.
When calculating the Maximum Anniversary Value, we deduct all Contract fees and expenses on the Index Anniversary
(including the accrued product and rider fees if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains. However, we do not treat the deduction of the accrued rider fee as a withdrawal when calculating the Maximum Anniversary Value (see section 12).

Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
●
During the Accumulation Phase (and Income Period, if applicable), if the Contract Value is at least $100,000 on the Contract Anniversary.
●
During the Accumulation Phase (and Income Period, if applicable), if you take a full withdrawal of the Cash Value and the Contract Value is at least $100,000 at the end of the last Business Day before the withdrawal.
●
During the Income Period, if you take a full withdrawal of the Legacy Value.
●
During the Annuity Phase if the Contract Value on the last Business Day before the Annuity Date is at least $100,000.
●
When paying death benefits.
During the Accumulation Phase, we deduct the contract maintenance charge:
●
on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
●
we deduct it proportionately from each Investment Option.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

If you take a full withdrawal from your Contract (other than on a Contract Anniversary) and do not qualify for the waiver of this charge, we deduct the full contract maintenance charge from the Cash Value. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment).
Daily Adjustment
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date. Its purpose is to provide investors an interim Index Option Value upon which withdrawals or other transactions subject to the Daily Adjustment can occur in between a Term Start Date and Term End Date. The Variable Option is not subject to the Daily Adjustment. If, before the Term End Date, you take a full or partial withdrawal, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or when we deduct Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, we calculate the Index Option Value by applying the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine Income Payments, RMD payments, Charge Base, contract maintenance charge, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. The Daily Adjustment can be positive, zero, or negative. However, the Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including MVA-Free Withdrawals. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal. The Index Option Value reflects the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. You can review your Index Option Values, which include the Daily Adjustment, in your account on our website. Please note that the values available for review are calculated as of the close of the prior Business Day and may differ from the values you receive.
The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment primarily takes into account:
(i)
any Index gains during the Term subject to the applicable Trigger Rate, Cap, and/or Participation Rate,
(ii)
for the Index Dual Precision Strategy, any Index losses less than or equal to the 10%, 20%, or 30% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, or Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap), and
(iv)
the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix C. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the applicable Buffer or Floor, which apply only on the Term End Date. Following is the maximum potential loss associated with the Daily Adjustment.
	Index Protection Strategy with Trigger and Index Protection Strategy with Cap	Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	0%	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Such losses will be greater if the amount withdrawn is also subject to a negative MVA, or is a deduction of Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Trigger Rate or Cap, the Daily Adjustment will usually be lower than the Cap or Trigger Rate. For the Index Protection Strategy with Trigger and Index Precision Strategy, even if the current Index return during the Term is greater than or equal to zero, the Daily Adjustment will usually be lower than the Trigger Rate. For the Index Dual Precision Strategy, even if the Index return during the Term is positive, zero, or negative and within the applicable Buffer, the Daily Adjustment will usually be lower than the Trigger Rate. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the 10%, 20%, or 30% Buffer for the Index Dual Precision Strategy, Index Precision Strategy, and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is generally greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options due to the Term length. The Index Performance Strategy 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the -10% Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the -10% Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal and previous earnings.
The Daily Adjustment’s risks (including the impact on Contract Value used to determine Income Payments and Contract fees and expenses) are discussed in more detail in Principal Risks of Investing In the Contract – Risk of Negative Returns. The specific details of the Daily Adjustment formula are included in Appendix C and the SAI. The SAI also includes examples illustrating the Daily Adjustment calculation.
Market Value Adjustment (MVA)
We designed Index Advantage Income ADV® to provide guaranteed retirement income, and one way we back that guarantee is by making long-term investments. The MVA helps us manage investment risk by aligning your Cash Value with the current value of the long-term investments backing your Contract guarantees (such as your selected income benefit). By managing the investment risk through the MVA, it may allow us to offer better Trigger Rates, Caps, and Participation Rates.
The MVA can be positive or negative according to the interest rate environment as measured by the corporate bond yields through the Bloomberg US Long Corporate Bond Index. If the yield for the Bloomberg US Long Corporate Bond Index is not published on any day that we calculate an MVA, we use the rate from the most recent day it was published. As the chart below illustrates, bond yields typically have an inverse relationship to the MVA.
In general, if corporate bond yields at the time of the withdrawal are…	then the MVA will be…
Less than they were when the Annual Contribution Amount was established	Positive
Equal to what they were when the Annual Contribution Amount was established	Zero
Greater than what they were when the Annual Contribution Amount was established	Negative
We apply an MVA if you take a full or partial withdrawal (including an Excess Withdrawal), begin Annuity Payments, or if we pay a death benefit within seven Index Years of the establishment of an Annual Contribution Amount. We do not apply an MVA to MVA-Free Withdrawals; to deductions for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract; or if you cancel your Contract

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

within the free look period. The free withdrawal privilege is not available on a full withdrawal. If you take a full withdrawal you will be subject to an MVA on any Annual Contribution Amounts that are still within the seven Index Year MVA period.
The total MVA is the sum of the MVAs for each Annual Contribution Amount. The MVA for each Annual Contribution Amount is equal to the amount of Purchase Payment being withdrawn from that Annual Contribution Amount multiplied by the MVA factor. On the Index Effective Date we establish the first Annual Contribution Amount, which is all Purchase Payments received on or before that date less withdrawals you took. We establish additional Annual Contribution Amounts on subsequent Index Anniversaries if you make additional Purchase Payments. Each additional Annual Contribution Amount is equal to the Purchase Payments received after the last established Annual Contribution Amount up to and including the current Index Anniversary less withdrawals you took. Withdrawals you take that are subject to an MVA reduce your Annual Contribution Amounts by the dollar amount withdrawn. However, we do not reduce Annual Contribution Amounts for MVA-Free Withdrawals, or deductions we make for Contract fees, and expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. In addition, when you request a partial withdrawal that is subject to an MVA, the MVA may increase or decrease the amount we need to withdraw from an Annual Contribution Amount in order to send you the amount you request (please see #4 in the example below). The maximum total positive or negative MVA is 10% of Contract Value if you take a full withdrawal, begin Annuity Payments, or if we pay a death benefit. On a partial withdrawal, the maximum total positive or negative MVA is 10% of the amount withdrawn.
The MVA factor is equal to (A ÷ B)t -1, where:
●
A is one plus the initial yield on the Bloomberg US Long Corporate Bond Index on the Index Effective Date or Index Anniversary that we established the Annual Contribution Amount.
●
B is one plus the yield on the Bloomberg US Long Corporate Bond Index at the end of the last Business Day prior to the date we apply the MVA.
●
t is the number of days from the date we apply the MVA to the next Index Anniversary, divided by 365, plus the number of whole Index Years remaining in the Annual Contribution Amount’s MVA period.

Calculating an MVA on a partial withdrawal	Example
For purposes of calculating an MVA on a partial withdrawal, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis as follows.
You make an initial Purchase Payment on a Non-Qualified
Contract of $55,000 on the Index Effective Date (your 1st
Annual Contribution Amount), and make another Purchase
Payment on the first Index Anniversary of $45,000 (your 2nd
Annual Contribution Amount), for a total Annual Contribution
Amount of $100,000. The yield on the Bloomberg US Long
Corporate Bond Index on the Index Effective Date is 2.00%,
and is 3.00% on the first Index Anniversary (these are “A” in the MVA factor formula).
On the third Index Anniversary, your Contract Value is
$110,000, the yield on the Bloomberg US Long Corporate
Bond Index is 2.50% (this is “B” in the MVA factor formula),
Income Payment have not yet begun, and you request a
$70,000 withdrawal. The time remaining in each Annual
Contribution Amount is 4 years for the 1st amount, and 5 years for the 2nd amount (“t” in our MVA factor formula). We withdraw money and compute the MVA as follows.

1. First, we withdraw from any Variable Account Value in the AZL
Government Money Market Fund. This withdrawal is not subject to an MVA, but it does reduce the Purchase Payments we apply to the next Annual Contribution Amount dollar for dollar.
1. Variable Account Value in the AZL Government Money Market Fund. You made no Purchase Payments during the third Index Year, so there is no Variable Account Value in the fund and this does not apply.
2. Next, we withdraw from any Annual Contribution Amounts that are beyond the seven Index Year MVA period. This withdrawal
is not subject to an MVA and it reduces your Annual
Contribution Amounts dollar for dollar.
2. Annual Contribution Amounts beyond the MVA period. Both Annual Contribution Amounts are still within the MVA period, so this does not apply.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Calculating an MVA on a partial withdrawal	Example
3. Amounts available as an MVA-Free Withdrawal. This includes partial withdrawals you take during the Accumulation Phase
and before the Income Period under the free withdrawal
privilege, Income Payments, and RMD payments under our
minimum distribution program. MVA-Free Withdrawals are not
subject to an MVA and do not reduce your Annual Contribution
Amounts.

3. Amounts available as an MVA-Free Withdrawal. You did
not take any other withdrawals this Index Year, so the entire free withdrawal privilege (10% of your total Annual
Contribution Amounts, or $10,000) is available to you
without incurring an MVA. This withdrawal will not reduce
your Annual Contribution Amounts.

4. Next, on a FIFO basis, we withdraw from any Annual
Contribution Amounts within your Contract’s seven Index Year
MVA period and assess an MVA. The MVA for an Annual
Contribution Amount is equal to the amount of Purchase
Payment withdrawn from that Annual Contribution Amount
multiplied by the MVA factor. We determine your total MVA by multiplying each Annual Contribution Amount by its applicable
MVA and then totaling the MVAs. These withdrawals reduce
your Annual Contribution Amounts.

4. Annual Contribution Amounts within the MVA period on
a FIFO basis. The total amount we withdraw from the 1st
Annual Contribution Amount is $55,000, which is subject to
a -$1,065.34 MVA, and you receive $53,934.66. We
determine this amount as follows:
The MVA factor is [(A ÷ B)[t] – 1] =
[(1 + 2%) ÷ (1 + 2.50%)][4] – 1] = -1.94%.
(amount withdrawn) x (1 + MVA factor) = the amount
you receive, or: $55,000 x (1 + -1.94%) = $53,934.66
Because the MVA is positive the total amount we withdraw
from the 2nd Annual Contribution Amount is $5,919.55, and
you receive $6,065.34. We determine this amount as
follows:
The MVA factor is [(A ÷ B)[t] – 1] =
[(1 + 3%) ÷ (1 + 2.50%)][5] – 1] = 2.46%.
(amount withdrawn) x (1 + MVA factor) = the amount
you receive, or: $5,919.55 x (1 + 2.46%) = $6,065.34

5. Finally, we withdraw from any Contract earnings. This withdrawal is not subject to an MVA and does not reduce your Annual Contribution Amounts.
5. Contract earnings. We already withdrew your requested
amount, so this does not apply.
In total we withdrew $70,919.55 from your Contract, of
which you received $70,000 due to the partial MVA of
-$919.55 (which is less than the 10% limit on the amount
withdrawn). We also reduced the 1st Annual
Contribution Amount from $55,000 to $0, and your 2nd
Annual Contribution Amount from $45,000 to $39,080.45
($45,000 - $5,919.55).
Please note that this example may differ from your
actual results due to rounding and does not include the
impact of income tax withholding which can reduce the
amount you receive.

Upon a full withdrawal, we first deduct any final product and rider fees and contract maintenance charge from your Contract Value before we calculate the MVA. We then add or deduct any applicable MVA from the total remaining Contract Value and send you the Cash Value. On a full withdrawal of the Legacy Value, we do not deduct any final product and rider fees, contract maintenance charge, or MVA. For a partial withdrawal, we pay you the amount you requested and deduct this amount and any MVA from the total Contract Value. We deduct any partial withdrawal (including any MVA) first from the AZL Government Money Market Fund, then proportionately from each Index Option. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of partial withdrawals as detailed in Appendix G. If a partial withdrawal occurs on a day that we also deduct the product or rider fees or contract maintenance charge, we deduct these fees and expenses before we calculate and deduct the partial withdrawal (including any MVA) from the Contract Value. If this is also a day that we deduct investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, we deduct these fees after the partial withdrawal.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

● Upon a full withdrawal (not including a full withdrawal of the Legacy Value), the free withdrawal privilege is not available to you, and we apply an MVA against Annual Contribution Amounts that are still within their MVA period.
On a full withdrawal, your total Annual Contribution Amounts may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Annual Contribution Amounts:

– prior MVA-Free Withdrawals,
– deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract, and/or
– poor performance.
● Withdrawals are subject to ordinary income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.The amount of Contract Value available for withdrawal is also affected by the Daily Adjustment (which can be negative) unless taken on a Term End Date. If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one
Daily Adjustment.

● For tax purposes, and in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Fund Expenses
Charges deducted from and expenses paid out of the assets of the Fund are described in the Fund’s prospectus.
These expenses reduce the Fund’s performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value.

8. Access to Your Money
Your Contract Value is available under the following circumstances:
●
by taking a withdrawal (including withdrawals under the free withdrawal privilege; Income Payments, Excess Withdrawals, and Legacy Withdrawals; and, for Qualified Contracts only, RMD payments under our minimum distribution program);
●
by taking Annuity Payments; or
●
when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. However, Income Payments, Excess Withdrawals, and Legacy Withdrawals are only available during the Income Period. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* Before the Income Period, the Contract Value after a partial withdrawal (including any MVA) must be at least $2,000.* During the Income Period, the Contract Value after a partial Excess Withdrawal (including any MVA), or the Legacy Value after a partial Legacy Withdrawal must be at least $2,000.* Any partial withdrawal that reduces the Contract Value or Legacy Value below these minimums will be treated as a full withdrawal of the Cash Value, or Legacy Value if applicable. A full withdrawal will cause the Contract and all of its benefits to end.
*
Does not apply to RMD payments under our minimum distribution program.
We deduct any partial withdrawal first from the AZL Government Money Market Fund, then proportionately from each Index Option. Contracts issued before May 1, 2023, allowed you to provide us with alternate instructions for deductions of partial withdrawals or investment advisory fees that you authorize your Financial Professional to receive from the Contract

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

as detailed in Appendix G. Partial withdrawals deducted from the AZL Government Money Market Fund do not include an MVA, but amounts withdrawn from the Index Options will include any applicable MVA. The Index Option Value from which a partial withdrawal is deducted during a Term will include any applicable Daily Adjustment.
A partial or full withdrawal is subject to an MVA if taken within seven years after we establish an Annual Contribution Amount, and if taken on a day other than a Term End Date we will calculate the Index Option Value using the Daily Adjustment (which may be negative for the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy) before deducting the withdrawal. A partial withdrawal is not subject to any Contract fees or expenses, but on a full withdrawal we do deduct any final product and rider fees, and contract maintenance charge.
Partial withdrawals (including any MVA) reduce Contract Value and Cash Value dollar for dollar, and reduce the Guaranteed Death Benefit Value proportionately. The reduction to Contract Value also reduces the following which are based on Contract Value:
●
the initial annual maximum Income Payment;
●
the likelihood of receiving Income Payment Increases if the Level Income payment option is selected, or receiving increases to the Maximum Anniversary Value if the Maximum Anniversary Value Death Benefit is selected; and
●
RMD payments.
If a partial withdrawal is also an Excess Withdrawal or Legacy Withdrawal, it will also reduce the annual maximum Income Payment on the next Index Anniversary. A full withdrawal of the Cash Value (or Legacy Value, if applicable) will end the Contract and all its benefits.
See the Fee Tables and section 7, Expenses and Adjustments for a discussion of the Contract fees, expenses, and MVA.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
● Withdrawals are subject to an MVA (which can be negative), income taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative).

● Joint Owners: We send each Joint Owner a check for half of the withdrawal amount, and we tax report to each Joint
Owner individually. Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

● We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests and refuse to pay any withdrawals
(including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Variable Option until the Fund is liquidated.

Free Withdrawal Privilege
Each Index Year during the Accumulation Phase and before the Income Period, you can withdraw up to 10% of your total Annual Contribution Amounts without incurring an MVA (the free withdrawal privilege). Any unused free withdrawal privilege in one Index Year is not added to the amount available to you in the next Index Year. Withdrawals from Annual Contribution Amounts that are outside the seven Index Year MVA period are not subject to an MVA and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program are not subject to an MVA but do reduce your free withdrawal privilege. Amounts we deduct for investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract do not reduce your free withdrawal privilege.
Example
Assume you purchased a Contract ten years ago with an initial $100,000 Purchase Payment, and you made a second $90,000 Purchase Payment three years ago. You take an RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to an MVA but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $117,500 is available to you without an MVA: the initial $100,000 Purchase Payment that is beyond the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

7-Index Year MVA period, and $17,500 remaining free withdrawal privilege. The remaining $32,500 of your requested withdrawal would be subject to an MVA.
The free withdrawal privilege is not available upon a full withdrawal or during the Income Period.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase (and Income Period, if applicable). Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for a Qualified Contract. RMD payments are not subject to an MVA, but they reduce the free withdrawal privilege amount during the Index Year. We do not consider deductions we make for investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your future RMD payments. We calculate the Index Option Value using the Daily Adjustment if RMD payments are deducted on days other than a Term End Date. This contract may not be appropriate if you intend to take RMD payments from an Index Option on days other than a Term End Date. You should consult your tax adviser before purchasing a Qualified Contract subject to RMD payments.
We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. We do not allow you to aggregate RMD payments between this Contract and other qualified contracts that you own for purposes of this program. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before payments begin.
When you request Income Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use Income Payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Income Payments and any Excess Withdrawals or Legacy Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal or Legacy Withdrawal, and it is not subject to an MVA. For more information, see section 11, Income Benefits – Calculating Your Income Payments.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.
● You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
● The minimum distribution program is not available if you have a Qualified Contract purchased through a qualified plan.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals* for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
●
the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●
trading on the New York Stock Exchange is restricted;
●
an emergency (as determined by the SEC) exists as a result of which disposal of Fund shares by the Separate Account, or disposal of securities owned by the Fund, is not reasonably practicable, or it is not reasonably practical for the Separate Account or the Fund to determine the value of their net assets; or
●
during any other period when the SEC, by order, so permits for the protection of Owners.
*
Including Income Payments, Excess Withdrawals, and Legacy Withdrawals.

9. The Annuity Phase
Annuity Payments offer a guaranteed income stream with certain tax advantages. They are designed for Owners who do not anticipate needing immediate access to Contract Value to meet their short-term income needs.
Regular periodic fixed Annuity Payments are available under this Contract. The Payee receives the Annuity Payments. You receive tax reporting on the payments, regardless of whether you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

After annuitization, you will not be able to make partial or full withdrawals of Contract Value, or Legacy Value (if applicable). Prior to annuitization, you can take a full withdrawal and receive your Cash Value (or Legacy Value, if applicable). If you take a full withdrawal on any day other than a Term Start Date or Term End Date, we calculate the Index Option Value using the Daily Adjustment before we deduct the final Contract fees and expenses and apply any MVA.
Calculating Your Annuity Payments
We base the level of Annuity Payments on the following:
●
The greater of Contract Value less the final product fee and rider fees (if applicable), or Cash Value on the Annuity Date. If you select the Legacy+TM Income Benefit, we base Annuity Payments on the greatest of Contract Value less final product and rider fees, Cash Value, or Legacy Value.
●
The age of the Annuitant and any joint Annuitant on the Annuity Date.
●
The gender of the Annuitant and any joint Annuitant (where permitted).
●
The Annuity Option you select.
●
Your Contract’s interest rate (or current rates, if higher) and mortality table.
For any Index Option for which the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period you selected, except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments on the maximum Annuity Date. We deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments, we deduct 50% of the contract maintenance charge from each Annuity Payment). However, if your Contract Value on the last Business Day before the Annuity Date is at least $100,000, we waive the contract maintenance charge during the Annuity Phase.
Annuity Payment Options
You can choose one of the Annuity Options described below. After Annuity Payments begin, you cannot change the Annuity Option, or transfer or withdraw Contract Value.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years.
Option B - Life. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option C - Life with Guaranteed Period. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the guaranteed period, Annuity Payments will continue until the end of the guaranteed period. The guaranteed period must be either five or ten years.
Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Under Annuity Options B, F and G, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and, upon receipt of a Valid Claim, we will pay the greater of Contract Value or Cash Value determined on the Annuity Date to the surviving individual Owner, or the Beneficiary(ies) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Options A and C, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We currently offer monthly, quarterly, semi-annual, or annual Annuity Payments. Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 10-year guaranteed period are less than payout rates for a 5-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
● If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option C with ten years of guaranteed monthly payments.
● For Owners younger than age 59 1∕2, Annuity Payments may be subject to a 10% additional federal tax.
● For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain situations, payments may need to end earlier.

When Annuity Payments Begin
Annuity Payments must begin by the maximum Annuity Date stated in your Contract, which is the Index Anniversary that occurs on or immediately after the Annuitant reaches age 100. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for an earlier Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

● If your selected payment frequency results in Annuity Payments that are less than $100, we will update your payment frequency to either meet or exceed this amount.
● If Annuity Payments under all available frequencies would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate. We do not apply the MVA on this full withdrawal.

● If on the maximum Annuity Date either your Contract Value or Legacy Value is positive, you must annuitize the
Contract. We notify you of your available options in writing 60 days in advance. If on your maximum Annuity Date you have not selected an Annuity Option and Income Payments have not begun, we make payments under Annuity
Option C with ten years of guaranteed monthly payments. However, if Income Payments have begun on the maximum Annuity Date and you have not selected an Annuity Option, we will convert your Income Payments to
Annuity Payments as described in the next bullet. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

– For Contracts in the Income Period: We will convert your Income Payments to Annuity Payments on the maximum Annuity Date if Income Payments have begun and you have not selected an Annuity Option, or if either your Contract Value or Legacy Value is positive and you take Annuity Payments under Annuity Option B or F as follows.

For single Income Payments, if you choose Annuity Option B (Life), the sole Covered Person becomes the sole Annuitant and your Annuity Payments are equal to the greater of:
○ annual Annuity Payments under Annuity Option B based on the greater of Contract Value or Cash Value if you select the Income Benefit;
○ annual Annuity Payments under Annuity Option B based on the greatest of Contract Value, Cash Value, or Legacy Value if you select the Legacy+TM Income Benefit; or
○ the current annual maximum Income Payment available to you.
For joint Income Payments, if you choose Annuity Option F (Joint and Survivor), the joint Covered Persons become the joint Annuitants and your Annuity Payments are equal to the greater of:
○ annual Annuity Payments under Annuity Option F based on the greater of Contract Value or Cash Value if you select the Income Benefit;
○ annual Annuity Payments under Annuity Option F based on the greatest of Contract Value, Cash Value, or Legacy Value if you select the Legacy+TM Income Benefit; or
○ the current annual maximum Income Payment available to you.
If you select Annuity Option A, C, or G, we do not convert your Income Payments to Annuity Payments on the maximum Annuity Date. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting
Annuity Payments. On request we provide illustrations showing you the amount of Annuity Payments you could receive.

– If we convert your Income Payments to Annuity Payments on the maximum Annuity Date:
○ On the Annuity Date we establish a “remaining value” equal to your Contract Value. Each Annuity Payment reduces the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(ies).

○ If you selected the Increasing Income payment option, your Annuity Payments will increase on each Index
Anniversary if your selected Index Options receive a Performance Credit, or by the Daily Adjustment if you
execute a Performance Lock, as described in section 11.

○ If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 13, Taxes –
Taxation of Annuity Contracts.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

10. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold. See Appendix H – Financial Intermediary Variations for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Annual Contribution Amounts each Index Year without incurring an MVA.	None
• Only available during the Accumulation
Phase.
• Not available during the Income Period.
• Not available upon a full withdrawal.
• Upon a full withdrawal, an MVA may apply
against amounts previously withdrawn under
the free withdrawal privilege.
• Unused free withdrawal amounts not
available in future years.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59  1∕2.

Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the required minimum distribution requirements (RMD) imposed by the Internal Revenue Code.	None
• Only available during the Accumulation
Phase.
• Only available to IRA or SEP IRA Contracts.
• Program withdrawals count against the free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes.
• Program withdrawals may be monthly,
quarterly, semi-annual or annual, unless you
have less than $25,000 in Contract Value, in
which case only annual payments are
available.
• We reserve the right to discontinue or modify
the program subject to the requirements of
law.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Investment Advisory Fees
We designed the Contract for persons who are
receiving ongoing investment advice from a
Financial Professional. You can instruct us to
automatically withdraw investment advisory
fees from your Contract to pay your Financial
Professional’s firm.
None
• Only available during the Accumulation
Phase.
• Investment advisory fees are in addition to
the Contract’s fees and expenses.
• Program withdrawals may be subject to
negative Daily Adjustments.
• If you and your Financial Professional do not
agree to our requirements we will not pay
investment advisory fees from this Contract
to your Financial Professional’s firm.
• Our requirements limit investment advisory
fee withdrawals to 1.5% of Contract Value
each Contract Year, require the fees to be
solely for advisory services provided with
respect to the Contract, and require the
Contract to be the sole source of payment.
• Deductions we make for investment advisory
fees reduce your Contract Value (and
therefore Cash Value) dollar for dollar by the
amount withdrawn. This Contract Value
reduction also decreases your initial annual
maximum Income Payment which is based
on Contract Value. As Contract Value is one
of the components we use to calculate RMD
payments, these deductions may also reduce
your RMD payments. These deductions also
reduce the following proportionately by the
percentage of Contract Value withdrawn:
Charge Base, Index Option Base, Index
Option Value, and Variable Account Value.
For more information regarding the impact of
paying advisory fees with money in the
Contract, including an example of how
deduction of investment advisory fees
impacts the Contract, see section 1, The
Contract – Investment Advisory Fees.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Income Benefit
Guaranteed lifetime withdrawal benefit
providing for yearly Income Payments until the
death of the Covered Person(s) if conditions
are satisfied.
We base the initial Income Payment on the
Lifetime Income Percentage and Contract
Value. If you choose the Level Income payment
option and meet the age requirements stated in
section 11, we guarantee your initial annual
maximum Income Payment will be at least the
Level Income Guarantee Payment Percentage
multiplied by your total Purchase Payments
adjusted for withdrawals.
The automatic annual payment increase
feature may increase payments after the
Income Benefit Date.
If you elect Level Income, payments increase if
Contract Value increases from one Income
Benefit Anniversary to the next and you took
the maximum permitted payment during the
prior Income Benefit Year.
Includes the Income Multiplier Benefit for no
additional charge that can increase income to
help pay for needed care.
Section 11 includes examples of the Lifetime
Income Percentage Calculation, Excess
Withdrawals, Income Payment increases, and
the Income Multiplier Benefit.
0.70% (as a percentage of the Charge Base) This rider fee is part of the Base Contract Expenses in the Fee Tables.
• Until October 12, 2026, this is the only
available income benefit rider. However, after
this date, at issue you may select either this
benefit, or the Legacy+TM Income Benefit.
• Benefit cannot be removed from the
Contract.
• See the Income Benefit Supplement for
current terms. Please see Appendix F for
historical information on the terms for
previous versions of the Income Benefit.
• Benefit only available during the
Accumulation Phase.
• Investment restrictions limit available Index
Options during Income Period.
• Income Period cannot begin until after the
waiting period and reaching age 50. Income
Period must begin no later than age 100.
• Early and Excess Withdrawals may
significantly reduce or end the benefit as
indicated in section 11.
• A full Excess Withdrawal and certain
partial Excess Withdrawals will cause
Income Payments to stop and the
Contract and all of its benefits to end.
• On the Income Benefit Date, we execute
Performance Locks on Index Options for
which this day is not a Term End Date, and in
such case the Index Option Value will be
subject to the Daily Adjustment. We then
reallocate the total Contract Value, including
amounts in the Variable Option, into the
Index Protection Strategy with Trigger and/or
Index Protection Strategy with Cap Index
Options according to allocation instructions
you provide, and begin your Income
Payments.
• Income Payments are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59  1∕2.
• No additional Purchase Payments during the
Income Period.
• No Income Percentage Increase before age
45.
• Availability of joint Income Payments is
subject to age restrictions.
• The Income Multiplier Benefit is not available
in all states as indicated in Appendix G.
• Must establish eligibility to exercise the
Income Multiplier Benefit (e.g., that you are
confined for care or unable to perform two
activities for daily living) and must
re-establish eligibility each year thereafter.
• Annuitizing the Contract will end the benefit,
but we may convert your Income Payments
to Annuity Payments on the maximum
Annuity Date.
• State variations may apply.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Legacy+TM Income Benefit
Lifetime withdrawal benefit providing for yearly
Income Payments until the death of the
Covered Person(s) if conditions are satisfied.
We base the initial Income Payment on the
Lifetime Income Percentage and Contract
Value. If you choose the Level Income payment
option and meet the age requirements stated in
section 11, we guarantee your initial annual
maximum Income Payment will be at least the
Level Income Guarantee Payment Percentage
multiplied by your total Purchase Payments
adjusted for withdrawals.
The automatic annual payment change feature
may increase or decrease payments after the
Income Benefit Date.
If you elect Level Income, payments increase if
your Contract Value multiplied by the Lifetime
Income Percentage as of the Income Benefit
Date results in a higher annual maximum
Income Payment and you took the maximum
permitted payment during the prior Income
Benefit Year.
If you elect Dynamic Income, the annual
maximum Income Payment will change based
on Index Option performance. Negative Index
Option performance may significantly reduce
the annual maximum Income Payment if you
allocate to the Index Dual Precision Strategy,
Index Precision Strategy, Index Guard Strategy,
or Index Performance Strategy Index Options.
Includes the Income Multiplier Benefit for no
additional charge that can increase income to
help pay for needed care.
Includes the Legacy+TM Benefit that during the
Income Period provides a guaranteed Legacy
Value that is accessible through Legacy
Withdrawals, or as a death benefit upon the
death of the last surviving Covered Person.
Unlike the Guaranteed Death Benefit Value,
which decreases with each Income Payment,
the Legacy Value will never decrease unless
you take an Excess Withdrawal or Legacy
Withdrawal. Once your Contract Value is
reduced to zero, the Legacy Value will increase
on an Income Benefit Anniversary by the
amount of any remaining unpaid annual
maximum Income Payment from the previous
Income Benefit Year.
Section 11 includes examples of the Lifetime
Income Percentage Calculation, Excess
Withdrawals, Legacy Withdrawals, automatic
annual Income Payment changes, and the
Income Multiplier Benefit.
1.55% (as a percentage of the Charge Base) These rider fees are part of the Base Contract Expenses in the Fee Tables.
• Until October 12, 2026, this benefit is not
available. However, after this date, at issue
you may select either this benefit, or the
Income Benefit.
• Benefit cannot be removed from the
Contract.
• See the Income Benefit Supplement for
current terms. Please note that the terms can
differ between the Income Benefit and the
Legacy+TM Income Benefit.
• Legacy+TM Income Benefit has all the same
restrictions/limitations as the Income Benefit
with the following exceptions:
– Legacy Withdrawals may significantly
reduce or end the benefit as indicated in
section 11.
– A full Legacy Withdrawal and certain
partial Legacy Withdrawals will cause
Income Payments to stop and the
Contract and all of its benefits to end.
– If you die before taking Income
Payments, or before the Contract Value
is less than the Legacy Value, you will
have paid additional rider fees without
receiving the advantages of the
Legacy+TM Benefit.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Traditional Death Benefit
Provides a death benefit equal to the greatest
of the Contract Value, Cash Value, or
Guaranteed Death Benefit Value. The
Guaranteed Death Benefit Value is total
Purchase Payments adjusted for withdrawals.
An example of the death benefit provided by
the Traditional Death Benefit is included in
section 12, Death Benefit.
An example of how deduction of investment
advisory fees impact the death benefit is
included in section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 11.
None
• Benefit only available during the
Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustments and negative MVAs, may
significantly reduce the benefit as indicated in
the Investment Advisory Fee Deduction
Example in section 1, The Contract, and in
the Excess Withdrawal example in section
11, Income Benefits.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock and Early Reallocations
Performance Lock allows you to capture the
current Index Option Value during the Term for
an Index Option. Performance Lock can help
eliminate doubt about future Index performance
and possibly limit the impact of negative
performance. Early Reallocation allows you to
transfer all assets out of a locked Index Option
on days other than an Index Anniversary, or a
Term End Date.
A Performance Lock example is included in
section 6, Valuing Your Contract —
Performance Locks and Early Reallocations.
None
• Available during the Accumulation Phase.
Only available during the Annuity Phase if
you select Increasing Income and we convert
your Income Payments to Annuity Payments
on the maximum Annuity Date.
• Performance Locks must be executed before
the Term End Date.
• If a Performance Lock is executed, the
locked Index Option will no longer participate
in Index performance (positive or negative)
for the remainder of the Term, and will not
receive a Performance Credit on the Term
End Date.
• You will not know your locked Index Option
Value in advance.
• The locked Index Option Value will reflect a
Daily Adjustment.
• If a Performance Lock is executed when the
Daily Adjustment has declined, it will lock in
any loss.
• A Performance Lock can be executed only
once each Term for each Index Option.
• Cannot execute a Performance Lock for only
a portion of the Index Option Value.
• Early Reallocation requests are not accepted
within 14 calendar days before an Index
Anniversary.
• On October 13, 2026, the limit for Early
Reallocations increases from 12 each Index
Year to 24.
• Deductions (e.g. withdrawals, fees) decrease
the locked Index Option Value.
• Cannot transfer locked Index Option Value
until the next Index Anniversary that occurs
on or immediately after the Lock Date unless
you execute an Early Reallocation.
• We will not provide advice or notify you
regarding whether you should execute a
Performance Lock or Early Reallocation
or the optimal time for doing so, if any.
• We will not warn you if you execute a
Performance Lock or Early Reallocation at
a sub-optimal time.
• We are not responsible for any losses
related to your decision whether or not to
execute a Performance Lock or Early
Reallocation.
• Early Reallocations are not available to
Contracts issued before May 1, 2023, as
detailed in Appendix G.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Provides a death benefit equal to the greatest of
the Contract Value, Cash Value, or Guaranteed
Death Benefit Value. The Guaranteed Death
Benefit Value is the Maximum Anniversary Value.
An example of the death benefit provided by the
Maximum Anniversary Value Death Benefit, and
calculation of the Maximum Anniversary Value is
included in section 12, Death Benefit.
An example of how deduction of investment
advisory fees impact the death benefit is
included in section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 11.
0.20% (as a percentage of the Charge Base)
• Must be age 75 or younger to elect.
• Can only be added to a Contract at issue.
• The Maximum Anniversary Value Death
Benefit is not available if you select the
Legacy+TM Income Benefit.
• Replaces the Traditional Death Benefit if
elected.
• Benefit cannot be removed from the Contract.
• Only available during the Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustment and negative MVA, may
significantly reduce the benefit as indicated in
the Investment Advisory Fee Deduction
Example in section 1, The Contract, and in the
Excess Withdrawal example in section 11,
Income Benefits.
• Withdrawals reduce the likelihood of receiving
increases to the Maximum Anniversary Value.
• Investment restrictions during the Income
Period may limit the benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

11. Income Benefits
The Contract requires you to select an available income benefit rider at issue. Until October 12, 2026, the only available income benefit rider is the Income Benefit. However, if you purchase the Contract after that date, you may select either the Income Benefit or the Legacy+TM Income Benefit. Both the Income Benefit and Legacy+TM Income Benefit have additional rider fee(s). The income benefits provide guaranteed lifetime Income Payments based on a percentage of your Contract Value. Such Income Payments can continue up to the point of annuitization. Once the Income Payment waiting period has expired, Income Payments can begin as early as age 50 or as late as age 100. When you begin taking Income Payments, you must elect either the Level Income or Increasing Income payment option.
Unlike Annuity Payments, the income benefits allow access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin, only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options are available to you. If you have Contract Value in any of the Index Options with the Index Dual Precision Strategy, Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with Trigger or Index Protection Strategy with Cap when you request Income Payments. Both income benefits have a rider fee, but the Legacy+TM Income Benefit also has an additional rider fee for the Legacy+TM Benefit as discussed in the Fee Tables, and section 7, Expenses and Adjustments. The income benefits also include the Income Multiplier Benefit for no additional charge, which can increase the annual maximum Income Payment after the required wait period to help pay for care if you should need it.
Unless otherwise stated, the following description of the income benefits apply to both the Level Income and Increasing Income payment options.
How the Income Benefits Work
We designed Income Payments to last for the lifetime of the Covered Person(s). Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date. We establish Eligible Person(s) at issue based on the Contract’s ownership and tax qualification status.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We generally base Income Payments on the Lifetime Income Percentage and your Contract Value. However, it is possible in periods of extremely low return that the Level Income Guarantee Payment Percentage could result in a higher initial Income Payment. In those circumstances, we base Income Payments on total Purchase Payments adjusted for withdrawals instead of Contract Value. We base each Lifetime Income Percentage on its Income Percentage(s) and Income Percentage Increase (the amount that each Lifetime Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date). On the Index Effective Date, we establish:
●
An Income Percentage for each payment type using the Eligible Person’s current age, or younger Eligible Person’s current age for joint payments. This Income Percentage is also the initial Lifetime Income Percentage for each payment type.
●
An Income Percentage Increase for each Eligible Person based on their current age (or younger Eligible Person’s current age for joint payments). However, if there are two Eligible Person(s), the Index Options Statement will not display a single Lifetime Income Percentage for an Eligible Person who is only a Beneficiary, because only an Eligible Person who is also an Owner (or Annuitant if the Owner is a non-individual) can become a Covered Person if you select single payments.
During the Accumulation Phase, on each Index Anniversary on and before the Income Benefit Date, we add an Income Percentage Increase to each Lifetime Income Percentage once the Eligible Person (or younger Eligible Person for joint payments) reaches age 45. This means if an Eligible Person is younger than age 44 on the Issue Date:
●
you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and
●
you will pay a rider fee(s) during the period you are not eligible for an Income Percentage Increase.
Please note that the Income Percentage(s) and Income Percentage Increases can differ between the Income Benefit and the Legacy+TM Income Benefit. The table showing the Income Percentages and Income Percentage Increases for each income benefit is stated in the Income Benefit Supplement. Income Percentage Increase amounts may also differ by payment option type. Additional Purchase Payments we receive after the Index Effective Date will adjust each Lifetime Income Percentage on the next Index Anniversary based on:
●
the Income Percentage for the Eligible Person’s current age, and
●
the Variable Account Value’s percentage of total Contract Value, and the percentage of the sum of all Index Option Values to total Contract Value.
If we receive additional Purchase Payments after the Eligible Person reaches age 45, these Purchase Payments will increase the available Income Payment because they increase the Contract Value, although they actually decrease each Lifetime Income Percentage. Please see the Lifetime Income Percentage Calculation Example later in this section.
When you are ready to take Income Payments, you can choose which Lifetime Income Percentage we use to calculate your payment. You will always be able to choose between Lifetime Income Percentages for the Level Income and Increasing Income payment options. However, once Income Payments begin you cannot change your payment option.
Level Income provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next. If you choose the Level Income payment option and meet certain age requirements, your initial Income Payment will not be less than a percentage (Level Income Guarantee Payment Percentage) of your total Purchase Payments reduced proportionately for withdrawals you took (including any MVA). All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
Increasing Income provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Performance Credit, or you execute a Performance Lock during the prior Income Benefit Year.
If there are two Eligible Person(s) who both meet the exercise age requirements, you will also be able to choose between Lifetime Income Percentages for single and joint payments. If both Eligible Persons are also Owners, you will also be able to choose between single Lifetime Income Percentages based on each Eligible Person. The Lifetime Income Percentages available before the Income Benefit Date are displayed on the Index Options Statement. During the Income Period this statement will show the annual maximum Income Payment available for the next year. The annual maximum Income

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Payment displayed for the Level Income payment option will reflect the Level Income Guarantee Payment Percentage if this calculation results in a greater payment and you meet the age requirements stated under “Calculating Your Income Payments” later in this section.
There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments. Joint Income Payments are not available if the age difference between spouses is more than 50 years (for more information see section 2, Eligible Person(s) and Covered Person(s)).
Income Payments are not available until the Index Anniversary that occurs on or after the Income Payment waiting period (which is stated in the Income Benefit Supplement) expires and the Eligible Person(s) reaches age 50. Income Payments must begin no later than age 100. If you do not begin Income Payments during the eligibility period, your selected income benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before the Income Period, you are paying for a benefit that you are not currently using.
You choose your Income Payment frequency and amount subject to the annual maximum permitted payment. The payment option (Level Income or Increasing Income) you select determines how and when your annual maximum Income Payment will increase from one Income Benefit Anniversary to the next as described in “Automatic Annual Income Payment Increases” later in this section.
We use Contract Value to calculate your initial annual maximum Income Payment, and any Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level Income payment option. Once established, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal or Legacy Withdrawal. A full Excess Withdrawal or Legacy Withdrawal and certain partial Excess Withdrawals or Legacy Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end.
The income benefits also include the Income Multiplier Benefit which, after the required wait period, can increase your income to help pay for care if you should need it. If you qualify for this benefit, we multiply your annual maximum Income Payment by the income multiplier factor. The income multiplier factor and income multiplier benefit wait period are stated in the Income Benefit Supplement. The Income Multiplier Benefit is not available in all states as indicated in Appendix G.
● YOU SHOULD NOT PURCHASE THIS CONTRACT WITHOUT FIRST OBTAINING THE CURRENT
INCOME BENEFIT SUPPLEMENT. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at https://www.allianzlife.com/RILAincomeadvrates.

● Please discuss the appropriateness of the Income Benefit or Legacy+TM Income Benefit with your Financial Professional and tax adviser.
During the Income Period
●
You will receive Income Payments as long as a Covered Person is alive and continues to meet the requirements stated in section 2. However, Income Payments and your selected income benefit may end prematurely if you:
−
change the Owner(s) or Beneficiary and all Covered Persons are removed from the Contract because they no longer meet the requirements stated in section 2,
−
take an Excess Withdrawal that reduces the Contract Value to less than $2,000 if you have the Income Benefit,
−
take an Excess Withdrawal or a Legacy Withdrawal that reduces the Contract Value or the Legacy Value to less than $2,000 if you have the Legacy+TM Income Benefit, or
−
annuitize your Contract. However, we can convert your Income Payment to Annuity Payments on the maximum Annuity Date as described in section 9, The Annuity Phase – When Annuity Payments Begin.
●
If you begin Income Payments before age 59 1∕2, the payments may be subject to a 10% additional federal tax.
●
Any part of your annual maximum Income Payment that you do not withdraw in a given Income Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.
●
If you select the Legacy+TM Income Benefit, once your Contract Value is reduced to zero, if you do not take your full annual maximum Income Payment during an Income Benefit Year, on the next Income Benefit Anniversary, the Legacy+TM Benefit’s Legacy Value will increase by the amount of any remaining unpaid annual maximum Income Payment from the previous Income Benefit Year.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

●
Legacy Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary by the percentage of Legacy Value withdrawn.
●
Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary by the percentage of Contract Value withdrawn (including any MVA).
●
You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit, your Guaranteed Death Benefit Value no longer increases.
●
The Contract Value continues to fluctuate as a result of Index Option performance. However, only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap are available to you. This may limit your Contract’s performance potential, and if your Contract includes the Maximum Anniversary Value Death Benefit, this may also limit your Guaranteed Death Benefit Value.
●
The Contract Value decreases on a dollar for dollar basis with each Income Payment, Excess Withdrawal, Legacy Withdrawal, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. If your Contract includes the Maximum Anniversary Value Death Benefit, this decrease in Contract Value also reduces the likelihood of locking in investment gains to the Maximum Anniversary Value.
●
Each Income Payment and any Excess Withdrawal or Legacy Withdrawal also reduces your Guaranteed Death Benefit Value and the Charge Base used to calculate product and rider fees by the percentage of Contract Value withdrawn (including any MVA), which means these values may be reduced by more than the amount withdrawn.
●
The rider fee(s) for your selected income benefit including, if applicable, the additional rider fee for the Legacy+TM Benefit continue until the Business Day the Contract Value reduces to zero, you annuitize the Contract, or your selected income benefit ends.
●
If your Contract also includes the Maximum Anniversary Value Death Benefit, its rider fee continues as indicated in section 7, Expenses and Adjustments.
●
The free withdrawal privilege is no longer available.
●
If you exercise the Income Multiplier Benefit, we will increase your annual maximum Income Payment for the remainder of that Income Benefit Year and the next year. To continue receiving this increase each Income Benefit Year you must reestablish eligibility. Any increase to your Income Payments as a result of this benefit will more rapidly reduce your Guaranteed Death Benefit Value.
●
If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal, Legacy Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your Income Payments at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you select the Income Benefit, you will receive the maximum available Income Payment. However, if you select the Legacy+TM Income Benefit you can choose to take less than the maximum available Income Payment. Further, if you elected Increasing Income, your annual maximum Income Payment will continue to change based on Index Option performance, including any Performance Locks you execute. If you exercised the Income Multiplier Benefit, it ends on the Income Benefit Anniversary that occurs on or immediately after your Contract Value reduces to zero. This means that you will no longer receive the increased annual maximum Income Payment provided by this benefit; however, you will continue to receive the maximum available Income Payment, which will be less than the amount you previously received under the Income Multiplier Benefit.
●
Income Payments made while Contract Value is greater than zero are payments made from your own money, and the chance of Contract Value being reduced to zero and receiving lifetime Income Payments from us may be minimal.
An example of the effect of an Excess Withdrawal or Legacy Withdrawal on the Guaranteed Death Benefit Value and the annual maximum Income Payment is included later in this section.
Requesting Income Payments
You request Income Payments by completing a payment election form. We must receive your Income Payment election form in Good Order at our Service Center no later than five Business Days before the Income Benefit Date. Your Income Benefit Date must be on an Index Anniversary. At least one Eligible Person must remain in the Contract and be alive on the Income Benefit Date in order for Income Payments to begin. Joint payments are only available if there are two Eligible Persons on the Income Benefit Date. On the Income Benefit Date, we require updated allocation instructions. If you have Contract Value in an Index Option and the Income Benefit Date is not also a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked, and in such case the Index Option Value will be subject to the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Daily Adjustment. We then reallocate the total Contract Value, including any amount in the Variable Option, into the Index Protection Strategy with Trigger and/or Index Protection Strategy with Cap Index Options according to your allocation instructions, and immediately calculate and begin your Income Payments. If you have Index Options with different Term End Dates, there may be no Income Benefit Date you can select without application of at least one Daily Adjustment. For the Index Protection Strategy with Trigger or Index Protection Strategy with Cap Index Options, we will execute this Performance Lock even if the Daily Adjustment is zero.
We will send you a notice letter at least 30 days before:
●
the Index Anniversary that Income Payments can begin once the Eligible Person(s) reaches age 50,
●
the last Index Anniversary that joint Income Payments will be available because the older Eligible Person is reaching age 100 if there are two Eligible Persons, and
●
the last Index Anniversary that Income Payments will be available because the younger Eligible Person is reaching age 100.
● If Income Payments do not begin by the Index Anniversary upon which the younger Eligible Person reaches age 100, your selected income benefit ends.
● If your selected income benefit ends before Income Payments begin, you will have paid the benefit’s rider fee
(and the additional rider fee for the Legacy+TM Benefit, if applicable) without receiving any of its advantages.

Calculating Your Income Payments
The annual maximum Income Payment is the amount you are entitled to receive each Income Benefit Year. On the Income Benefit Date, if you select the Level Income payment option and all Covered Persons are age 80 or younger (and were age 75 or younger on the Issue Date) your initial annual maximum Income Payment is the greater of the following:
●
The Level Income Guarantee Payment Percentage based on the Covered Person’s current age (or the younger Covered Person’s current age for joint payments) multiplied by total Purchase Payments reduced for withdrawals you took. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce your total Purchase Payments, even MVA-Free Withdrawals. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
●
The Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Performance Credits, but before we make any Income Payments, Excess Withdrawals, Legacy Withdrawals, or we deduct any investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
If the Covered Persons do not meet these age requirements (age 80 or younger on the Income Benefit Date, and age 75 or younger on the Issue Date), or if you select the Increasing Income payment option, we instead calculate your initial annual maximum Income Payment as stated in the second bullet above (the Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee(s), and contract maintenance charge and apply any Performance Credits, but before we make any Income Payments or deduct Excess Withdrawals or Legacy Withdrawals).
● If you have Contract Value in an Index Option for which the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments, and in such case the Index Option Value will be subject to the Daily Adjustment.
If you have Index Options with different Term End Dates, there may be no Income Benefit Date you can select without application of at least one Daily Adjustment. This means you may not receive the full benefit of the
Performance Credit that you would have received if you had waited until the Term End Date to begin Income
Payments.

● We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value, which reduces the initial annual maximum Income
Payment available to you. Negative Index Returns and Performance Credits of zero also reduce the likelihood you will receive Income Payment increases.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Level Income Guarantee Payment Percentage Table
Covered Person’s age (or younger Covered Person’s age for joint payments) on the Income Benefit Date	Level Income Guarantee Payment Percentage
50	2.23%
51	2.28%
52	2.33%
53	2.39%
54	2.44%
55	2.50%
56	2.57%
57	2.64%
58	2.71%
59	2.78%
60	2.86%
61	2.95%
62	3.04%
63	3.13%
64	3.23%
65	3.34%
66	3.45%
67	3.58%
68	3.71%
69	3.85%
70	4.00%
71	4.17%
72	4.35%
73	4.55%
74	4.77%
75	5.00%
76	5.27%
77	5.56%
78	5.89%
79	6.25%
80	6.67%
On the Income Benefit Date, if your initial annual maximum Income Payment is less than $100, your selected income benefit ends, and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% Lifetime Income Percentage and Contract Value less than $2,500, this would result in an initial annual maximum Income Payment of less than $100.
You can receive Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment frequency in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary, and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Payment is the total amount you choose to receive each year. Each scheduled Income Payment you receive is equal to the annual actual Income Payment divided by the number of payments you chose to receive during the Income Benefit Year. Each scheduled Income Payment must either be zero, or $100 or more. For example, you cannot request a scheduled payment of $50.
Any part of your annual maximum payment that you do not withdraw in a given Income Benefit Year is not added to the annual maximum payment available next year. However, if your actual Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Payment, and

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

not an Excess Withdrawal or Legacy Withdrawal, and not subject to an MVA. We do not consider a withdrawal to be an Excess Withdrawal or Legacy Withdrawal until you have withdrawn the available annual maximum Income Payment amount. In addition, once we have paid out your annual maximum Income Payment, we will not make any further scheduled Income Payments for the rest of the Income Benefit Year. For example, assume you select the Income Benefit, your annual maximum Income Payment is $2,000 and you take scheduled semi-annual Income Payments of $500. Within an Income Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional scheduled Income Payment. If instead you withdraw $1,200 after receiving the first $500 payment, we consider that withdrawal to be an additional scheduled Income Payment. On the date of the next scheduled Income Payment, we will send you only $300 because that is the amount remaining from your $2,000 annual maximum. If you then took an additional withdrawal of $200 in that Income Benefit Year, we consider that $200 to be an Excess Withdrawal subject to an MVA.
If you have the Income Benefit and would like to take less than the maximum available payment, you can change your payment amount once each Income Benefit Year while your Contract Value is positive. If you have the Legacy+TM Income Benefit you can take less than the maximum available payment even after the Contract Value is reduced to zero, and if you do so, on the next Income Benefit Anniversary, the Legacy Value will increase by the amount of any remaining unpaid annual maximum Income Payment from the previous Income Benefit Year. We must receive your request to change your Income Payment amount in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary, and it remains in effect until your selected income benefit ends or you request another change.
If, on a Business Day that we deduct an Income Payment, your Contract Value is less than the payment amount, we will add the difference between these amounts to your Contract Value and then deduct the Income Payment which will reduce your Contract Value to zero. If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal, Legacy Withdrawal, or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your Income Payments at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you select the Income Benefit you will receive the maximum available Income Payment. However, if you select the Legacy+TM Income Benefit, you can choose to take less than the maximum available Income Payment. If you select Increasing Income, you can continue to receive payment increases based on Index Option performance. However, if you select Level Income, your Income Payments will no longer increase.
We deduct each Income Payment, Excess Withdrawal, Legacy Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Index Options to which you are allocated. While the Contract Value is positive, you can make transfers between the Index Options and execute Performance Locks and Early Reallocations. If you select Increasing Income, once the Contract Value reduces to zero, you can continue to change your Index Option allocations and execute Performance Locks and Early Reallocations as long as your selected income benefit is in effect. With Increasing Income, we base changes to your annual maximum Income Payment on the proportion of Contract Value in each Index Option at the end of the last Business Day that your Contract Value is positive. However, you can change the proportion of each Index Option that we use to calculate these changes after the Contract Value is equal to zero by providing an authorized request to our Service Center.
● For Qualified Contracts: If we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Payments for the calendar year we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals or Legacy Withdrawals. If the RMD amount for this
Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal or Legacy Withdrawal, and it
is not subject to an MVA.

● For annuitization: If on the maximum Annuity Date you are receiving Income Payments and either your Contract
Value or Legacy Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity
Payments under Annuity Option B or F. If you select any other Annuity Option, we will not convert your Income
Payments to Annuity Payments on the maximum Annuity Date. This means that if you annuitize your Contract you may receive less as Annuity Payments than you would have received as Income Payments. For more information, see section 9, The Annuity Phase – When Annuity Payments Begin.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Lifetime Income Percentage Calculation Example
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $20,000. You only select 1-year Term Index Options. You are not married, so you are also the only Eligible Person. The Income Payment waiting period is three Index Years. On the Index Effective Date you are age 54, your Income Percentage Increase is 0.25%, and your initial Lifetime Income Percentages are equal to the Income Percentages for single payments, which are 4.20% for Level Income, and 3.20% for Increasing Income. You take no withdrawals before requesting Income Payments.
On the first Index Anniversary, we apply your first Income Percentage Increase. Your new Lifetime Income Percentages for single payments are 4.45% (4.20% + 0.25%) if you elect Level Income and 3.45% (3.20% + 0.25%) if you elect Increasing Income.
Assume you make an additional Purchase Payment of $2,000 in the fourth Index Year. On the fourth Index Anniversary:
●
you are age 58 and the Income Percentages are 4.60% for Level Income, and 3.60% for Increasing Income,
●
the Variable Account Value for the additional Purchase Payment is now $2,002.50, and
●
the Contract Value after application of the additional Purchase Payment, Performance Credits and before deducting all Contract fees and expenses is $25,000.
We calculate your new Lifetime Income Percentages for single payments on the fourth Index Anniversary as follows.
●
Lifetime Income Percentages for the initial Purchase Payment are now 5.20% (4.20% + (0.25% x 4)) if you elect Level Income and 4.20% (3.20% + (0.25% x 4)) if you elect Increasing Income.
●
Lifetime Income Percentages for the additional Purchase Payment are 4.60% for Level Income and 3.60% for Increasing Income.
●
The Variable Account Value’s percentage of total Contract Value is 8.01% ($2,002.50 ÷ $25,000), which means the initial Purchase Payment is 91.99% of total Contract Value (100% - 8.01%).
The final Lifetime Income Percentages on the fourth Index Anniversary are then:
−
if you elect Level Income: (5.20% x 91.99%) + (4.60% x 8.01%) = 4.78% + 0.37% = 5.15%
−
if you elect Increasing Income: (4.20% x 91.99%) + (3.60% x 8.01%) = 3.86% + 0.29% = 4.15%
If you begin Income Payments on the fourth Index Anniversary, we calculate the annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $22,000) = $596.20
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.15% x $25,000) = $1,287.50
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.15% x $25,000) = $1,037.50
If you select Level Income, we apply the Level Income Guarantee Payment Percentage in this calculation because you were 75 or younger when you purchased the Contract and are age 80 or younger on the Income Benefit Date. On the Income Benefit Date, your Level Income Guarantee Payment Percentage based on your current age of 58 is 2.71%, and your total Purchase Payments reduced proportionately for withdrawals is $22,000 (your $20,000 initial payment plus the $2,000 we received in the fourth Index Year). The annual maximum Income Payment calculation and Level Income Guarantee Payment Percentage are discussed in “Calculating Your Income Payments” next in this section.
If you had not made the additional Purchase Payment your Lifetime Income Percentages would have been higher (5.20% compared to 5.15% for Level Income, and 4.20% compared to 4.15% for Increasing Income), but the available annual maximum Income Payment would be lower because the Contract Value would not include the increase from the additional

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Purchase Payment. If you had not made the additional Purchase in the fourth Index Year, your Contract Value would have been $22,997.50 ($25,000 - $2,002.50) and we calculate your annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $20,000) = $542.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.20% x $22,997.50) = $1,195.87
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.20% x $22,997.50) = $965.90
Example of when the Level Income Guarantee Payment Percentage may increase the initial Income Payment
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the fifth Index Anniversary and select the Level Income payment option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.
When it increases the initial Income Payment	When it does not increase the initial Income Payment
• Assume your Contract Value decreases to $50,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $50,000) = $3,850.00

• Assume your Contract Value decreases to $70,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $70,000) = $5,390.00

Please note that these examples may differ from your actual results due to rounding.
Excess Withdrawals Under the Income Benefit
Excess Withdrawals do not include RMD payments, or deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Excess Withdrawals are subject to an MVA. Any partial Excess Withdrawal must be for at least $100, and, after the partial Excess Withdrawal, the Contract Value must be at least $2,000. If the Contract Value is less than $2,000, you cannot request a partial Excess Withdrawal, but you can take a full Excess Withdrawal. If a partial Excess Withdrawal reduces the Contract Value to less than $2,000, we require you to take a full Excess Withdrawal. A full Excess Withdrawal will cause Income Payments to stop and the Contract and all of its benefits to end. We will not provide a warning before you take an Excess Withdrawal, and there will be no opportunity to undo an Excess Withdrawal.
Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. If partial Excess Withdrawals reduce your annual maximum Income Payment to less than $100, we send you the Cash Value, which will cause Income Payments to stop and the Contract to end.
Excess Withdrawal Example
These calculations show the effects of an Excess Withdrawal on the Contract Value, Cash Value, available Guaranteed Death Benefit Value, and Income Payments. Partial Excess Withdrawals (including any MVA, but not deductions we make for Contract fees, expenses, or investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract) immediately reduce the Contract Value and Cash Value on a dollar for dollar basis, and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment on the next Income Benefit Anniversary by the percentage of Contract Value withdrawn. (The impact of withdrawals, including Excess Withdrawals, on the Charge Base is included in Appendix D - Annual Contract Fees Calculation Examples.)
The example assumes you do not authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead take a $1,500 Excess Withdrawal and use that money to pay investment advisory fees to your Financial Professional when the Contract Value is $100,000, the Cash Value is $97,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, or $105,000 under the Maximum Anniversary Value Death

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Benefit. It also assumes the $1,500 Excess Withdrawal is subject to an MVA of -$100. Cash Value reflects the MVA we apply on a full withdrawal. Therefore the Cash Value in this example is only reduced for the $1,500 Excess Withdrawal because the -$100 MVA is already reflected in the $97,000 Cash Value. All fractional numbers in these examples have been rounded up to the next whole number.
Excess Withdrawal	Contract Value	Cash Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 97,000	$ 90,000	$ 105,000	$ 4,800
$1,500 withdrawal	– $1,500	– $1,500	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)
			x 90,000)] = - $1,350	x 105,000)] = - $1,575	x 4,800)] = - $72
-$100 MVA	– $100		– [($100 ÷ 100,000)	– [($100 ÷ 100,000)	– [($100 ÷ 100,000)
			x 90,000)] = - $90	x 105,000)] = - $105	x 4,800)] = - $5
	– $1,600	– $1,500	= - $1,440	= - $1,680	= - $77

After withdrawal	$ 98,400	$ 95,500	$ 88,560	$ 103,320	$ 4,723
The death benefit is the greatest of the Contract Value, Cash Value, or the Guaranteed Death Benefit Value. After the withdrawal and MVA, the death benefit would either be the $98,400 Contract Value under the Traditional Death Benefit (because it is greater than the Guaranteed Death Benefit Value of $88,560), or the $103,320 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit.
Legacy+TM Income Benefit: Excess Withdrawals, Legacy Withdrawals, and Death Benefit
The Legacy+TM Benefit is offered under the Legacy+TM Income Benefit that can only be added to a Contract at issue. It is intended to potentially provide a value called the Legacy Value that is accessible through Legacy Withdrawals or as a death benefit during the Income Period. The Legacy Value is equal to the Legacy Value Percentage stated in the Income Benefit Supplement multiplied by the Contract Value determined on the Income Benefit Date.
A Legacy Withdrawal is the amount of any withdrawal you take during an Income Benefit Year when the Legacy Value is greater than or equal to the Contract Value, including any withdrawal taken when the Contract Value is equal to zero, that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. A Legacy Withdrawal is an MVA-Free Withdrawal and is not subject to an MVA. An Excess Withdrawal is the amount of any withdrawal you take during an Income Benefit Year when the Contract Value is greater than the Legacy Value that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. Excess Withdrawals include any applicable MVA, but do not include RMD payments, or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Legacy Withdrawals do not include RMD payments or deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. Any partial Excess Withdrawal or Legacy Withdrawal must be for at least $100, and, after the partial Excess Withdrawal or Legacy Withdrawal, the Contract Value or Legacy Value must be at least $2,000. If the greater of Contract Value or Legacy Value is less than $2,000, you cannot request a partial Excess Withdrawal or Legacy Withdrawal, but you can take a full Excess Withdrawal or Legacy Withdrawal. If a partial Excess Withdrawal or Legacy Withdrawal reduces the Contract Value or Legacy Value to less than $2,000, we require you to take a full Excess Withdrawal or Legacy Withdrawal. A full Excess Withdrawal or Legacy Withdrawal will cause Income Payments to stop and the Contract and all of its benefits to end. We will not provide a warning before you take an Excess Withdrawal or Legacy Withdrawal, and there will be no opportunity to undo an Excess Withdrawal or Legacy Withdrawal.
Excess Withdrawals immediately reduce the Contract Value dollar for dollar and reduce both the Legacy Value and the Traditional Death Benefit’s Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Legacy Withdrawals immediately reduce both the Contract Value and Legacy Value dollar for dollar and reduce the Traditional Death Benefit’s Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Excess Withdrawals and Legacy Withdrawals also reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. For each Legacy Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Legacy Value. If a partial Excess Withdrawal or Legacy Withdrawal reduces your annual maximum Income Payment to less than $100, we send you the Cash Value (if you took an Excess Withdrawal) or the Legacy Value (if you took a Legacy Withdrawal), which will cause Income Payments to stop and the Contract to end.
Excess Withdrawal and Legacy Withdrawal Examples
These calculations show the effects of an Excess Withdrawal and a Legacy Withdrawal on the Contract Value, Legacy Value, the Traditional Death Benefit’s Guaranteed Death Benefit Value, Income Payments, and the death benefit. Partial Excess Withdrawals (including any MVA but not deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) immediately reduce the Contract Value on a dollar for dollar basis and reduce both the Legacy Value and Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment on the next Income Benefit Anniversary by the percentage of Contract Value withdrawn. Partial Legacy Withdrawals (which are not subject to an MVA and do not include deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) immediately reduce both the Contract Value and Legacy Value on a dollar for dollar basis and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Legacy Withdrawals also reduce the annual maximum Income Payment on the next Income Benefit Anniversary by the percentage of Legacy Value withdrawn. (The impact of withdrawals, including Excess Withdrawals and Legacy Withdrawals, on the Charge Base is included in Appendix D - Annual Contract Fees Calculation Examples.)
The example assumes you do not authorize your Financial Professional’s firm to receive investment advisory fees deducted from your Contract, and instead take a $1,500 Excess Withdrawal and use that money to pay investment advisory fees to your Financial Professional when the Contract Value is $100,000, the Cash Value is $97,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000. It also assumes the $1,500 Excess Withdrawal is subject to an MVA of -$100. Cash Value reflects the MVA we apply on a full withdrawal. Therefore the Cash Value in this example is only reduced for the $1,500 Excess Withdrawal because the -$100 MVA is already reflected in the $97,000 Cash Value. The example assumes a sole Owner who is both the sole Covered Person and the sole Determining Life, selection of Level Income, a 50% Legacy Value Percentage and a Contract Value of $102,000 on the Income Benefit Date, which yields a Legacy Value of $51,000 (50% x $102,000 Contract Value). All fractional numbers in these examples have been rounded up to the next whole number.
Excess Withdrawal	Contract Value	Cash Value	Legacy Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 97,000	$ 51,000	$ 90,000	$ 4,800
$1,500 withdrawal	– $1,500	– $1,500	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)	– [($1,500 ÷ 100,000)
			x 51,000]	x 90,000] = - $1,350	x 4,800] = - $72
-$100 MVA	– $100			– [($100 ÷ 100,000)	– [($100 ÷ 100,000)
				x 105,000)] = - $90	x 4,800)] = - $5
	– $1,600	– $1,500	= - $765	= - $1,440	= - $77

After withdrawal	$ 98,400	$ 95,500	$ 50,235	$ 88,560	$ 4,723
The death benefit provided by the Legacy+TM Benefit is available on the death of the last surviving Covered Person and the Traditional Death Benefit is available on the first death of a Determining Life. Because the sole Covered Person is also the sole Determining Life in this example, the death benefit provided by the Legacy+TM Benefit is the greatest of the Contract Value, Cash Value, or Legacy Value, or the amount available under the Traditional Death Benefit (the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value). After the Excess Withdrawal, the death benefit would be the $98,400 Contract Value because it is greater than the $95,500 Cash Value and the $50,235 Legacy Value, and is equal to the amount available under the Traditional Death Benefit (the greatest of the $98,400 Contract Value, $95,500 Cash Value, or the $88,560 Guaranteed Death Benefit Value).
Assume that, 12 years later, no withdrawals other than Income Payments have been taken. Then, a Legacy Withdrawal of $5,000 is taken when the Contract Value is $45,000, the Legacy Value is $50,235, and the Traditional Death Benefit’s

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Guaranteed Death Benefit Value is $42,750. Legacy Withdrawals are not subject to an MVA. All fractional numbers in these examples have been rounded up to the next whole number.
Legacy Withdrawal	Contract Value	Cash Value	Legacy Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 45,000	$ 44,100	$ 50,235	$ 42,750	$ 4,723
$5,000 withdrawal				– [($5,000 ÷ 45,000)	– [($5,000 ÷ 50,235)
				x 42,750]	x 4,723]
	– $5,000	– $5,000	= - $5,000	= - $4,750	= - $471

After withdrawal	$ 40,000	$ 39,100	$ 45,235	$ 38,000	$ 4,252
The death benefit provided by the Legacy+TM Benefit after the Legacy Withdrawal would be the $45,235 Legacy Value: the greater of the $40,000 Contract Value and the $39,100 Cash Value; or the amount available under the Traditional Death Benefit (the greater of the $40,000 Contract Value, $39,100 Cash Value, or the $38,000 Guaranteed Death Benefit Value).
Automatic Annual Income Payment Increases
If you select Level Income, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal or Legacy Withdrawal. However, if you took the maximum permitted payment during the prior Income Benefit Year, we increase your annual maximum Income Payment if your Contract Value increases from one Income Benefit Anniversary (or the Income Benefit Date if this is the first Income Benefit Anniversary) to the next. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 1.5%, we also increase your annual maximum Income Payment by 1.5%.
When calculating this payment increase, we use the Contract Value determined at the end of the Business Day after we apply any Performance Credits (or Daily Adjustment if the Index Anniversary is not a Term End Date) and we deduct Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, but before we make any Income Payments or deduct Excess Withdrawals or Legacy Withdrawals taken on this Index Anniversary. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.
Lifetime Income Percentages on the Income Benefit Date generally will be higher with Level Income, as compared with Increasing Income. However, subsequent payment increases are less likely with Level Income, as compared with Increasing Income, especially in later Income Benefit Years. This is because only the Index Protection Strategy with Trigger and Index Protection Strategy with Cap are available once Income Payments are selected, and those two Crediting Methods may have lower return potential compared to other Crediting Methods. If Index Option performance is less than the total withdrawals, including Income Payments, Excess Withdrawals and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract, taken in an Index Year, there will be no increase in the annual maximum Income Payment for the Index Year under Level Income.
For example, if you took the maximum permitted payment during the prior Income Benefit Year and you receive Performance Credits of 2.5% on an Index Anniversary, but the deductions for Income Payments and Excess Withdrawals taken during the prior Index Year, and deductions we make for Contract fees, expenses, and investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract both in the prior Index Year and on the current Index Anniversary reduce your Contract Value by -6.8% you will not receive a payment increase under Level Income.
If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last
Income Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Income Benefit
Anniversary when determining annual payment increases under the Level Income payment option.

If you select Increasing Income, the available annual maximum Income Payments will increase on each Income Benefit Anniversary if your selected Index Option(s) receives a Performance Credit, or if you executed a Performance Lock on an

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

increased Index Option Value at any time during the prior Income Benefit Year. Any Index Options that did not receive a Performance Credit and were not locked during the prior Income Benefit Year will not affect the annual maximum Income Payment on the current Income Benefit Anniversary.
●
If you select multiple Index Options, we take the weighted average of all Performance Credits, and locked increased Index Option Values based on the percentage of total Index Option Base in each of your selected Index Options to determine your payment increase as indicated in the example below. When calculating this payment increase, we use the Index Option Base determined at the end of the Business Day before we apply any daily transactions (increases for Performance Credits or Daily Adjustments; deductions for Income Payments, Excess Withdrawals, Legacy Withdrawals, Contract fees and expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract; or processing any Early Reallocations or transfers).
−
For Index Options where a Performance Lock was not executed during the prior Income Benefit Year we use the percentage of total Index Option Base in each of these Index Options on the Income Benefit Anniversary. If the Income Benefit Anniversary does not occur on a Business Day, we use the Index Option Base from the next Business Day.
−
For Index Options where a Performance Lock was executed during the prior Income Benefit Year we use the percentage of Index Option Base in each of these Index Options on the Business Day the Index Option is reallocated or transferred.
Payment increases can continue even if your Contract Value reduces to zero, or if we convert Income Payments to Annuity Payments on the maximum Annuity Date as described in section 9, The Annuity Phase – When Annuity Payments Begin.
●
If you selected multiple Index Options, we take the weighted average of all Performance Credits, and locked Daily Adjustments using the percentage of Contract Value in each Index Option either at the end of the prior Business Day before your Contract Value reduced to zero, or at the end of the Business Day on the Annuity Date if you convert Income Payments to Annuity Payments.
●
We determine this Contract Value after we apply any Daily Adjustments (if this day is not a Term End Date) or Performance Credits (if this day is a Term End Date), and after we deduct any Income Payment, Excess Withdrawal, Legacy Withdrawal, Contract fees and expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract.
●
You can change the proportions that we use to calculate this weighted average by submitting an authorized request to our Service Center.
Example of Increasing Income Payment Increases
Assume your Contract Value is $100,000 and you allocate 20% to the Index Protection Strategy with Trigger using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.
On the first Income Benefit Anniversary, the Index Protection Strategy with Trigger Index Option receives a 3.5% Performance Credit and the Index Protection Strategy with the Cap Index Option receives a 4.2% Performance Credit. On this anniversary, before we apply daily transactions, 20% of your total Index Option Base is in the Index Protection Strategy with Trigger Index Option, and 80% of your total Index Option Base is in Index Protection Strategy with the Cap Index Option.
Your annual maximum Income Payment on the first Income Benefit Anniversary will increase by 4.06% ((3.5% x 20%) + (4.2% x 80%)).
Please see Appendix E for an example of how we calculate an automatic Income Payment increase if you execute a Performance Lock and Early Reallocation.
Income Multiplier Benefit
The Income Multiplier Benefit can increase the annual maximum Income Payment if you:
●
begin confinement after the first Contract Anniversary in an eligible facility (a hospital, nursing facility, or assisted living facility) for at least 90 days in a 120-day period, or
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are unable to perform at least two of six activities of daily living (ADLs) for at least 90 consecutive days. ADLs include bathing, dressing, toileting, continence, eating, and transferring (moving into or out of a bed, chair, or wheelchair).

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We must receive proof of your staying in an eligible facility or ADL eligibility before we multiply your annual maximum Income Payment by the income multiplier factor stated in the Income Benefit Supplement. For ADL eligibility we may require, at our expense, an examination or tests by a physician of our choice. To continue receiving this increase each Income Benefit Year, you must reestablish eligibility.
The Income Multiplier Benefit is not available before the Income Benefit Date, or before expiration of the income multiplier benefit wait period stated in the Income Benefit Supplement. In addition, a Covered Person cannot establish eligibility for this benefit more than one Index Year before the Income Benefit Date. Increased Income Payments based on staying in an eligible facility are not available before the first Contract Anniversary. To qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs without substantial assistance on the Issue Date. If you chose to take less than the annual maximum Income Payment and then qualify for a payment increase under the Income Multiplier Benefit, we will increase your Income Payments to the available annual maximum before applying the payment increase.
Example
Assume you elect to receive the maximum available payment under the Level Income payment option, your annual maximum Income Payment is $10,000, the income multiplier factor is 2, and the income multiplier benefit wait period is five Contract Years. After the fifth Contract Anniversary you suffer an illness and can’t perform two of the six ADLs. At the time of your illness, your annual maximum Income Payment is still $10,000 and your Contract Value is positive. After we confirm your benefit eligibility with your physician, we increase your annual maximum Income Payment as follows:
(income multiplier factor) x (annual maximum Income Payment) = 2 x $10,000 = $20,000
This increase will allow you to receive up to $20,000 as an Income Payment for this Income Benefit Year, and the next Income Benefit Year. However, in the next Income Benefit Year your health improves and you are not able to reestablish benefit eligibility for the following Income Benefit Year. So on the second Income Benefit Anniversary after we increased your payment, we decrease your annual maximum Income Payment as follows:
(annual maximum Income Payment) ÷ (income multiplier factor) = $20,000 ÷ 2 = $10,000
When the Income Multiplier Benefit Ends
The Income Multiplier Benefit ends on the earliest of the following.
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The Annuity Date.
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The Income Benefit Anniversary that occurs on or immediately after the date the Contract Value is reduced to zero.
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The Business Day your selected income benefit ends.
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The Business Day the Contract ends.
Taxation of Income Payments
If you select the Income Benefit, we treat Income Payments as withdrawals for tax purposes while your Contract Value is positive, and once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes.
If you select the Legacy+TM Income Benefit, we treat Income Payments as withdrawals for tax purposes until you annuitize your Contract. If you are receiving Income Payments and your Legacy Value exceeds your Contract Value, we will use the Legacy Value to determine the taxation of the withdrawal. Even if your Contract Value is reduced to zero and Income Payments continue, we will continue to use the Legacy Value to determine the taxation of the withdrawal until you annuitize your Contract. Once you annuitize your Contract, the tax rules for Annuity Payments apply. If on the maximum Annuity Date you are receiving Income Payments and either your Contract Value or Legacy Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity Payments under Annuity Option B or F.
For more information, see section 13, Taxes – Taxation of Income Payments.
When the Income Period Ends
The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date your selected income benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

When Your Selected Income Benefit Ends
Your selected income benefit ends on the earliest of the following.
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The Business Day all Eligible Persons or Covered Persons are removed from the Contract because they no longer meet the requirements (Owner, Annuitant or sole Beneficiary) stated in section 2. If this occurs after the Income Benefit Date, Income Payments stop when the last Covered Person is removed from the Contract.
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The Index Anniversary upon which the younger Eligible Person reaches age 100 if it occurs before the Income Benefit Date.
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The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Payment.
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The Income Benefit Date if the annual maximum Income Payment is less than $100.
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The Income Benefit Anniversary following an Excess Withdrawal or Legacy Withdrawal, if applicable, that reduces the annual maximum Income Payment to less than $100.
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Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is an Eligible Person or Covered Person and continues this Contract, your selected income benefit also continues.
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During the Accumulation Phase and before the Income Benefit Date, your selected income benefit ends on the date of death of the last surviving Eligible Person.
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During the Income Period, your selected income benefit ends on the date of death of the last surviving Covered Person.
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The Business Day the Contract ends.

If we receive notice of death of a Covered Person during the Income Period, we will suspend Income Payments and your selected income benefit will end as described above. However, if a federally recognized spouse who is also a joint
Covered Person continues this Contract, we will resume Income Payments and add any Income Payments that we would have paid between the time we suspended Income Payments and when they resume future Income Payments.

12. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit, the standard death benefit, for no additional charge. For an additional rider fee, you may instead select the optional Maximum Anniversary Value Death Benefit which replaces the Traditional Death Benefit. Lastly, if the Maximum Anniversary Value Death Benefit is not selected, you may select the Legacy+TM Income Benefit for additional rider fees. The Legacy+TM Income Benefit includes the Legacy+TM Benefit which provides a Legacy Value that is accessible as a death benefit. The following is a brief description of each of the death benefits and when they apply.
Traditional Death Benefit
The Traditional Death Benefit is the greatest of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is the total Purchase Payments reduced proportionately for withdrawals you take (including any MVA). The Traditional Death Benefit is only available during the Accumulation Phase (and Income Period, if applicable) and is payable upon the first death of a Determining Life (Lives).
Maximum Anniversary Value Death Benefit
The Maximum Anniversary Value Death Benefit is the greatest of the Contract Value, Cash Value, or Guaranteed Death Benefit Value. If selected, the Maximum Anniversary Value Death Benefit replaces the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit differs from the Traditional Death Benefit in that the Guaranteed Death Benefit Value is the Maximum Anniversary Value. The Maximum Anniversary Value is the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any MVA). The Maximum Anniversary Value Death Benefit is only available during the Accumulation Phase (and Income Period, if applicable) and is payable upon the first death of a Determining Life (Lives). The Maximum Anniversary Value Death Benefit can only be selected at issue if all Owners and the Annuitant are age 75 or younger, and it is not available if you select the Legacy+TM Income Benefit. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Example of the Traditional Death Benefit and Maximum Anniversary Value Death Benefit
Assume total Purchase Payments are $90,000, you take no withdrawals, the highest Contract Value on any Index Anniversary (the Maximum Anniversary value) is $105,000, the current Contract Value is $100,000, and the Cash Value is $97,000. On the first death of a Determining Life during the Accumulation Phase, the death benefit for the Traditional Death Benefit is the $100,000 Contract Value. If you had selected the Maximum Anniversary Value Death Benefit, the death benefit amount is the $105,000 Maximum Anniversary Value.
Legacy+TM Benefit
The Legacy+TM Benefit is included in the Legacy+TM Income Benefit, which you can only select at issue, and is not available if you select the Maximum Anniversary Value Death Benefit. The Legacy+TM Income Benefit provides Income Payments that are described in section 11, and is issued with the Traditional Death Benefit. The Legacy+TM Benefit provides a Legacy Value that is accessible as a death benefit during the Income Period. The Legacy Value can increase on an Income Benefit Anniversary once your Contract Value is reduced to zero by the amount of any remaining unpaid annual maximum Income Payment you did not take during the previous Income Benefit Year. Upon the death of the last surviving Covered Person, the amount payable under this benefit is equal to the greatest of the Legacy Value, Cash Value, or Contract Value. However, if on this death both the Legacy+TM Benefit and Traditional Death Benefit apply we pay the greater of the amount available under either benefit. The Legacy+TM Benefit is not available before Income Payments begin or while the Contract Value is greater than the Legacy Value. Please discuss this benefit’s appropriateness with your Financial Professional.
Example of the Legacy+TM Benefit’s Death Benefit
Assume you are the Owner, sole Covered Person, and sole Determining Life; total Purchase Payments are $90,000; the Legacy Value percentage is 50%, the Contract Value on the Income Benefit Date is $100,000, so the Legacy Value is $50,000 (50% x $100,000); you take no withdrawals other than Income Payments; the current Contract Value is $27,500, the Cash Value is $26,950, and the Traditional Death Benefit’s Guaranteed Death Benefit is $22,500. On the sole Covered Person’s death during the Income Period, the death benefit is the $50,000 Legacy Value provided by the Legacy+TM Benefit.
If you have the Legacy+TM Income Benefit, and there are joint Covered Persons, the Legacy Value is not available as a death benefit upon the first Covered Person's death. In order for the Legacy Value to continue to be available after the first Covered Person's death, the surviving Covered Person must continue the Contract.

Each death benefit is only available during the Accumulation Phase (and Income Period, if applicable). When we process the death benefit, we use prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Index Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the Variable Option on the date of death, it remains there until the next Index Anniversary. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Index Options based on the allocation instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary, we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
If the date we are determining the death benefit is not the Term End Date, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

withdrawn (including any MVA), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value, Contract Value, and Cash Value, even MVA-Free Withdrawals. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees, expenses, or investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract. These deductions will, however, decrease the Contract Value and Cash Value by the dollar amount withdrawn and may reduce the likelihood of receiving increases to the Maximum Anniversary Value. In addition, because the death benefit is either: (1) the greatest of Contract Value, Cash Value, or the Guaranteed Death Benefit Value with the Traditional Death Benefit and Maximum Anniversary Value Death Benefit, or (2) the greatest of Contract Value, Cash Value, or Legacy Value with the Legacy+TM Benefit, deductions we make for Contract fees, expenses, and authorized investment advisory fees may reduce the death benefit available to your Beneficiaries.
Examples of the impact of deductions for investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract on the death benefit are included in section 1. The impact of an Excess Withdrawal and Legacy Withdrawal (if applicable) on the Legacy+TM Benefit’s death benefit is included in section 11.
Maximum Anniversary Value
If you select the Maximum Anniversary Value Death Benefit, the Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.
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We increase it by the dollar amount of any additional Purchase Payments.
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We reduce it by the percentage of any Contract Value you withdraw (including any MVA).
If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.
On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:
●
its current value after processing any additional Purchase Payments, or withdrawals you take (including any MVA), or
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the Contract Value determined at the end of the Business Day after we process all daily transactions including Performance Credits, any additional Purchase Payments, withdrawals you take including any MVA, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract. Contract Value reflects the Daily Adjustment for an Index Option for which this anniversary is not a Term End Date. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees, expenses, and investment advisory fees you authorize your Financial Professional’s firm to receive from the Contract decrease the Contract Value and may reduce the likelihood of receiving increases to the Maximum Anniversary Value.
On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.
The end date occurs on the earliest of:
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the older Determining Life’s 91st birthday, or
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the end of the Business Day we receive the first Valid Claim from any one Beneficiary.
Example of the Maximum Anniversary Value
	Contract Value	Maximum Anniversary Value
Issue Date	$ 100,000	$ 100,000
1st Index Anniversary	$110,000	$110,000
2nd Index Anniversary	$95,000	$110,000
3rd Index Anniversary	$ 105,000	$110,000
4th Index Anniversary	$ 120,000	$ 120,000

●
On the Issue Date the Maximum Anniversary Value is equal to the initial Purchase Payment of $100,000.
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On the 1st Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $110,000.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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On the 2nd and 3rd Index Anniversaries the Contract Value is less than the Maximum Anniversary Value, so we neither increase nor decrease the Maximum Anniversary Value. The Maximum Anniversary Value will stay at $110,000 until the Contract Value on an Index Anniversary is greater than this amount or you make an additional Purchase Payment (either of which will increase the Maximum Anniversary Value), or you take a withdrawal (which will decrease the Maximum Anniversary Value).
●
On the 4th Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $120,000.

During the Income Period:
● You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit this means the Guaranteed Death Benefit Value no longer increases.
● Index Dual Precision Strategy, Index Precision Strategy, Index Performance Strategy, and Index Guard Strategy are
no longer available. This may limit your Contract’s performance potential and the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit. Income Payments and Excess Withdrawals
also decrease your Contract Value, which also reduces the likelihood of locking in investment gains to the
Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit.

● Each Income Payment and any Excess Withdrawal or Legacy Withdrawal (if applicable) reduces the Guaranteed
Death Benefit Value by the percentage of Contract Value withdrawn (including any MVA), which means this value may be reduced by more than the amount withdrawn. Taking Excess Withdrawals or Legacy Withdrawals (if
applicable) may also cause your selected death benefit to end prematurely.

What Happens Upon Death?
Death Benefit Payment under the Traditional Death Benefit or Maximum Anniversary Value Death Benefit
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:
●
Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary,
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Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim, or
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Cash Value determined at the end of the Business Day during which we receive his or her Valid Claim.
In this instance, if the Beneficiary:
−
is a surviving spouse and chooses to continue the Contract;
−
selects death benefit payment Option B; or
−
selects death benefit payment Option C and takes payment over a period not extending beyond the Beneficiary’s life expectancy;
and the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value, we increase the Contract Value to equal the greatest of these amounts when we receive a Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
●
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(ies), but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death, if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value, we increase the Contract Value to equal the greatest of these amounts, and your selected death benefit ends.
●
Upon your death, your Beneficiary(ies) receive the greater of Contract Value or Cash Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
Upon the death of a Determining Life, if we increase the Contract Value to equal the Guaranteed Death Benefit Value or Cash Value, we allocate this increase to the Variable Option. On the next Index Anniversary we transfer the Variable Account Value to the Index Options according to the allocation instructions.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following:
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The Business Day before the Annuity Date.
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The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
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Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individual, or if you and the Determining Life (Lives) are different individuals and die within 120 hours of each other.
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Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die within 120 hours of each other.
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Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
●
The Business Day the Contract ends.

We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:

● the Guaranteed Death Benefit Value is no longer available, and
● if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(ies).
Death Benefit Payment under the Legacy+TM Benefit
For a sole Beneficiary, we determine the Legacy Value, Contract Value, and Cash Value at the end of the Business Day we receive a Valid Claim from the Beneficiary. For multiple Beneficiaries, we determine the Legacy Value for each surviving Beneficiary’s portion of the Legacy Value at the end of the Business Day we receive the first Valid Claim from any one Beneficiary. We determine the Contract Value and Cash Value for each surviving Beneficiary’s portion of the Contract Value and Cash Value at the end of the Business Day we receive the Beneficiary’s Valid Claim. For additional information on the Legacy+TM Benefit included in the Legacy+TM Income Benefit, including when the benefit ends, see section 11.
Death of the Owner and/or Annuitant
The SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different phases of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.
Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For Qualified Contracts purchased through a qualified plan, spousal continuation is only available through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim, if the Contract Value is less than the Cash Value or Guaranteed Death Benefit Value (if available), we increase the Contract Value to equal the greatest of these amounts, and the Traditional Death Benefit (or the Maximum Anniversary Value Death Benefit, if applicable) ends. If the surviving spouse continues the Contract:
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he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
●
he or she is subject to any remaining MVA period; and

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

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upon the surviving spouse’s death, their Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 13, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options A, B, or C. If you take the death benefit as Annuity Payments, we do not require that the Annuity Date occur on an Index Anniversary. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

13. Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. We do not provide tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.
There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally, any taxable distribution is subject to income taxes at ordinary income tax rates (instead of capital gains rates).
You can purchase either a Qualified Contract or a Non-Qualified Contract.  If you do not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.
This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA, SEP IRA, or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We may issue the following types of Qualified Contracts to an individual. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earliest of the establishment of the IRA, or their purchase.
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IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.
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Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
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SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
We may issue the following type of Qualified Contract to a qualified retirement plan.
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Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract is purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the plan administrator instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of holding an annuity within a plan.  Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some retirement plans that are funded on a periodic basis. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Summary of Individuals and Entities That Can Own a Qualified Contract
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Non-Qualified Contracts
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code.  There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.
For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.
For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value (or Legacy Value if greater than the Contract Value) immediately before the withdrawal, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send each Joint Owner a check for half of the withdrawal amount and we tax report to each Joint Owner individually. Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist or national guardsman called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions that are corrective distributions (and associated earnings) of excess contributions, excess aggregate contributions and excess deferrals, made timely;
13)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
14)
distributions that are qualified disaster recovery distributions;
15)
distributions due to having a terminal illness;
16)
distributions that are emergency personal expense distributions up to $1,000; and
17)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value.
With respect to (13) through (17) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments may also result in a modification of the payments. You should obtain competent tax advice before you take any partial withdrawals or make additional Purchase Payments.
Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Investment Advisory Fees
Requests to have us pay investment advisory fees from this Contract to your Financial Professional’s firm will not be treated as taxable distributions if the requirements discussed in section 1 - Investment Advisory Fees, are satisfied. If the requirements stated in section 1 are not met, deduction of these investment advisory fees may result in a taxable distribution. You should consult a tax adviser regarding the tax treatment of the payment of investment advisory fees from your Contract since federal and/or state taxing authorities could determine that such fees should be treated as taxable distributions.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime.
For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which the RMD age is reached. The RMD age is:
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if date of birth is on or before June 30, 1949, age 70.5;
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if date of birth is on and after July 1, 1949, and before January 1, 1951, age 72;
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if date of birth is on and after January 1, 1951, and before January 1, 1960, age 73; and
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if date of birth is on and after January 1, 1960, age 75.
Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations impose diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend to manage all available Index Options, and we intend that all available underlying funds be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available variable investment options, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of Income Payments Under the Income Benefit
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin Income Payments before age 59 1∕2 the payments will generally be subject to a 10% additional federal tax.
Taxation of Income Payments Under the Legacy+TM Income Benefit
We treat Income Payments as withdrawals for tax purposes until you annuitize your Contract or reach the maximum Annuity Date. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin Income Payments before age 59  1∕2 the payments will generally be subject to a 10% additional federal tax.
If you are receiving Income Payments and your Legacy Value exceeds your Contract Value, we will use the Legacy Value to determine the taxation of the withdrawal. Even if your Contract Value is reduced to zero and Income Payments continue, we will continue to use the Legacy Value to determine the taxation of the withdrawal until you annuitize your Contract. Once you annuitize your Contract, the tax rules for Annuity Payments apply.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent advice about the tax consequences of any distributions.
Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-Individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.
These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain annuitization benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Upon death of an Owner of a Qualified Contract, the payment options described below are available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse Beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 of the year containing the tenth anniversary of your death. Your beneficiary must in certain circumstances continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21). The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority, with RMD payments required during this period.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 of the year containing the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. You must receive an RMD each year if the Owner died on or after their required beginning date.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

If the Beneficiary of the IRA Contract is a trust, Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be treated as having been designated as Beneficiaries of the IRA Contract for purposes of determining the distribution period for RMD payments. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are as follows. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
When the IRA Owner died before January 1, 2020, and the Beneficiary had elected stretch payments, the stretch payments can continue to the Beneficiary. But once that Beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 of the year containing the tenth anniversary of the original Beneficiary’s death. The successor beneficiary must receive an RMD payment each year.
Annuitization options that a Beneficiary may elect at the IRA Owner’s death must comply with death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of a non-qualified annuity contract(s) to a different non-qualified annuity contract, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
●
you might have to pay a withdrawal charge on your previous contract,
●
you are subject to an MVA for this Contract, which can be negative,
●
other fees and expenses under this Contract may be higher (or lower),
●
the benefits may be different, and
●
you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract.
Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401 that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
●
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
●
RMDs; or
●
any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
●
hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

14. Other Information
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at https://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
●
overhead,
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legal fees,
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accounting fees,
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Financial Professional training,
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compensation for the ALFS management team, and
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other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional who is registered as an investment adviser, or is an investment advisory representative of a registered investment adviser, and who is offering advisory services for a fee. A Financial Professional may also be a registered representative of a broker-dealer.
There are no underwriting commissions paid to or retained by ALFS for each of the Allianz Life’s last three fiscal years.
We do not pay sales commissions in connection with sales of the Contracts. Rather, you pay an investment advisory fee to your Financial Professional. We do not set your investment advisory fee or receive any part of it. You should ask your Financial Professional about compensation they receive in connection with this Contract.
The AZL Government Money Market Fund pays a Rule 12b-1 fee to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the Fund’s plan. This fee is 0.25% of the Fund’s average daily net assets for the most recent calendar year.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an underlying fund may make payments for administrative services to ALFS or its affiliates.
Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.
We and/or ALFS may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:
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marketing services and increased access to their Financial Professionals;
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sales promotions relating to the Contracts;
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costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

We may also make payments for marketing and wholesaling support to broker-dealer affiliates of underlying funds that are available through the annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the SAI.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
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issuance and maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
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processing of Contract changes,
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processing withdrawal requests (both partial and total), and
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processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and the prospectus for the Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Regulatory Protections
Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940. We do not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

15. Financial Statements
The financial statements of Allianz Life Insurance Company of North America and Allianz Life Variable Account B are contained in the SAI. The SAI is available, free of charge, from us upon request, by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

Appendix A – Investment Options Available Under the Contract
The availability of Investment Options may vary depending on the broker-dealer through which the Contract is sold. See Appendix H – Financial Intermediary Variations for additional information.
Variable Option
The following includes information about the Fund available under the Contract. More information about the Fund is available in the Fund’s prospectus, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
Index Options
The following is a list of Index Options currently available under the Contract. We may change certain features of the Index Options listed below (including the Index and the current limits on Index gains), offer new Index Options, and close Index Options to new Purchase Payments and transfers. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.allianzlife.com/RILAincomeadvrates. During the Income Period of your selected income benefit, you may not be able to invest in certain Index Options, as noted below.
Note: If amounts are removed from an Index Option before the Term End Date, we will apply a Daily Adjustment. Except for Index Options under the Index Protection Strategy with Trigger and Index Protection Strategy with Cap, this may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if such amounts were not removed from the Index Option until the Term End Date. The Index Protection Strategy with Trigger and Index Protection Strategy with Cap are unique in that the Daily Adjustment for them cannot be negative.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

For more information about the Index Options’ features, see section 4, Index Options, and section 6, Valuing Your Contract. For more information about Daily Adjustment, see section 7, Expenses and Adjustments – Daily Adjustment.
Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Protection Strategy with Trigger • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	100% downside protection	0.50% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Protection Strategy with Cap • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	100% downside protection	0.50% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Dual Precision Strategy
• For Contracts issued before November 14, 2023, the Index Dual Precision Strategy is not available.
• For Contracts issued from November 14, 2023, to April 30, 2024, only the 1-year Term with 10% Buffer Index Options are available.
• For Contracts issued from May 1, 2024, to November 4, 2024, all 1-year Term Index Options listed below are available.
• For Contracts issued from November 5, 2024, to November 3, 2025, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available, and only the 6-year Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 4, 2025, to October 12, 2026, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10%, 20%, and 30% Buffers for the S&P 500® Index and Russell 2000® Index are available, and only the 6-year Term with 10%, 20%, and 30%
Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued since October 13, 2026, all 1-year, 3-year, and 6-year Term Index Options listed below are available.

S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	3% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	4% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with step-up	• 10% Buffer • 20% Buffer • 30% Buffer	8% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
Index Precision Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	10% Buffer	3% minimum Trigger Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Guard Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	-10% Floor	3% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Performance Strategy
• For Contracts issued before November 14, 2023, only the 1-year Term with 10% Buffer; 3-year Term with 10% and 20% Buffers for the S&P 500® Index and
Russell 2000® Index; and 6-year Term with 10% Buffer for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 14, 2023, to November 3, 2025, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available; and only the 6-year Term with 10% and 20% Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued from November 4, 2025, to October 12, 2026, all 1-year Term Index Options listed below are available. Additionally, only the 3-year
Term with 10%, 20%, and 30% Buffers for the S&P 500® Index and Russell 2000® Index are available; and only the 6-year Term with 10%, 20%, and 30%
Buffers for the S&P 500® Index and Russell 2000® Index are available.
• For Contracts issued since October 13, 2026, all 1-year, 3-year, and 6-year Term Index Options listed below are available.

S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	• 10% Buffer • 20% Buffer • 30% Buffer	3% minimum Cap(3)
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer • 30% Buffer	• 5% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer • 30% Buffer	• 10% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
(1)
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
(2)
This Index is an ETF. Index Values are based on the ETF’s closing share price. Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect the dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
(3)
May be uncapped for a Term.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively. The lowest Trigger Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.05%, and 5.00%, respectively.
At least one Index Option with a Buffer no lower than 5% or Floor no lower than -25%, or an Index Option that provides complete protection from Index losses, will always be available for renewal under the Contract.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix A

Appendix B – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of North America ("Allianz"). S&P®, S&P 500®, SPX®, SPY®, US 500™, and The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Allianz. It is not possible to invest directly in an index. Allianz products are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investing in securities generally or in Allianz products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Allianz with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz or Allianz products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of Allianz products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE ALLIANZ PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix B

BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix B

STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
• sponsor, endorse, sell or promote Allianz products.
• recommend that any person invest in Allianz products or any other securities.
• have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
• have any responsibility or liability for the administration, management or marketing of Allianz products.
• consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
• The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
• The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
• The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
• The performance of Allianz products generally.
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
• Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
iShares® MSCI Emerging Markets ETF
The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix B

Bloomberg US Long Corporate Bond® Index
The Bloomberg US Long Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity is 10 years or longer. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
“Bloomberg®”, and Bloomberg US Long Corporate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Allianz Life Insurance Company of North America ("Allianz").
The Allianz products are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Allianz product(s) or any member of the public regarding the advisability of investing in securities generally or in the Allianz product(s) particularly. The only relationship of Bloomberg to Allianz Life Insurance Company of North America ("Allianz") is the licensing of certain trademarks, trade names and service marks and of Bloomberg US Long Corporate Bond Index, which is determined, composed and calculated by BISL without regard to Allianz Life Insurance Company of North America ("Allianz") or the Allianz product(s). Bloomberg has no obligation to take the needs of Allianz Life Insurance Company of North America ("Allianz") or the owners of the Allianz product(s) into consideration in determining, composing or calculating the Bloomberg US Long Corporate Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Allianz product(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Allianz product(s) customers, in connection with the administration, marketing or trading of the Allianz product(s).
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA ("ALLIANZ"), OWNERS OF THE ALLIANZ PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE ALLIANZ PRODUCT OR BLOOMBERG US LONG CORPORATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix B

Appendix C – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option on Business Days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the Trigger Rate, Cap, and/or Participation Rate,
(ii)
the Index Dual Precision Strategy, any Index losses less than or equal to the 10%, 20%, or 30% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, or any Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap), and
(iv)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value, and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits on the Term End Date taking into account any applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is generally greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options with the same Buffer because the Buffer is exposed to a longer time period. The impact of the Cap, Trigger Rate, and Buffer on the Daily Adjustment for a 1-year Term Index Option is usually greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap, Trigger Rate, and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix C

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-the-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-the-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Dual Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (in-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the in-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value divided by the Index Value on the Term Start Date is greater than or equal to: 90% for a 10% Buffer, 80% for a 20% Buffer, or 70% for a 30% Buffer, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Dual Precision Strategy. Similar to the Index Performance Strategy and Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Protection Strategy with Trigger, the Proxy Value involves tracking one hypothetical derivative and is calculated using the following formula:
Proxy Value = Trigger Rate x (at-the-money binary call)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date.
For the Index Protection Strategy with Cap, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap for the Index Protection Strategy with Cap.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix C

Term length is equal to the number of days from the Term Start Date to the Term End Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in the SAI. The SAI is available, free of charge, from us upon request, by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix C

Appendix D – Annual Contract Fees Calculation Examples
Please note that these examples may differ from your actual results due to rounding.
Assuming You Purchase a Contract with the Income Benefit and Traditional Death Benefit
You purchase a Contract with the Income Benefit and Traditional Death Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 0.95% (0.25% product fee and a 0.70% rider fee for the Income Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (0.95% ÷ 365) = $2.60
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $2.60 = $231.64
On the next Quarterly Contract Anniversary we would deduct $231.64 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (0.95% ÷ 365) = $2.64
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (0.95% ÷ 365) = $3.03
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $2.64) + (49 x $3.03) = $113.32 + $148.26 = $261.58
On the next Quarterly Contract Anniversary we would deduct $261.58 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
Assuming You Purchase a Contract with the Income Benefit and Maximum Anniversary Value Death Benefit
You purchase a Contract with the Income Benefit and Maximum Anniversary Value Death Benefit. Please note that the Maximum Anniversary Value Death Benefit is not available if you select the Legacy+TM Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 1.15% (0.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the Maximum Anniversary Value Death Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix D

Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.15% ÷ 365) = $3.15
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $3.15 = $280.41
On the next Quarterly Contract Anniversary we would deduct $280.41 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (1.15% ÷ 365) = $3.19
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (1.15% ÷ 365) = $3.66
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $3.19) + (49 x $3.66) = $137.17 + $179.47 = $316.64
On the next Quarterly Contract Anniversary we would deduct $316.64 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
Assuming You Purchase a Contract with the Legacy+TM Income Benefit and Traditional Death Benefit
You purchase a Contract with the Legacy+TM Income Benefit and Traditional Death Benefit. On the Quarterly Contract Anniversary, your total annual Contract fees are 1.80% (0.25% product fee, a 0.70% rider fee for the income benefit, and a 0.85% additional rider fee for the Legacy+TM Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.80% ÷ 365) = $4.93
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $4.93 = $438.90
On the next Quarterly Contract Anniversary we would deduct $438.90 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix D

total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,043 we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,043 x (1.80% ÷ 365) = $4.98
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,043 ($101,043 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,043 x (1.80% ÷ 365) = $5.72
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $4.98) + (49 x $5.72) = $214.14 + $280.28 = $494.42
On the next Quarterly Contract Anniversary we would deduct $494.42 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Performance Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix D

Appendix E – Increasing Income Payment Example with Performance Lock and Early Reallocation
Assume your Contract Value is $100,000 and you allocate 20% to the Index Protection Strategy with Trigger using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.
During the first Income Benefit Year you execute a Performance Lock on the Index Protection Strategy with the Cap using the EURO STOXX 50®. On the Lock Date, the increase in Index Option Value is 2.80%. A month later you execute an Early Reallocation and move the locked Index Option Value into the Index Protection Strategy with the Cap using the Nasdaq-100® Index. On the day of Early Reallocation, the percentage of total Index Option Base in the EURO STOXX 50® Index Option is still 80% before we apply daily transactions.
After applying daily transactions, the Index Option Base for the Index Protection Strategy with the Cap using Nasdaq-100® Index Option is now $82,240 ($80,000 Index Option Base plus the 2.80% increase in Index Option Value). The Term End Date for this Index Option will be the second Income Benefit Anniversary.
On the first Income Benefit Anniversary, before applying daily transactions the Index Option Base in the Index Protection Strategy with Trigger is $19,858, and the Index Option Base in the Index Protection Strategy with Cap is $81,654. This means 19.56% (= $19,858 ÷ ($19,858 + $81,654)) of the Index Option Base is in the Index Protection Strategy with Trigger, and 80.44% (= $81,654 ÷ ($19,858 + $81,654)) of the Index Option Base is in the Index Protection Strategy with the Cap using the Nasdaq-100®.
The Index Protection Strategy with Trigger using the S&P 500® Index receives a 3.5% Performance Credit. The Index Protection Strategy with the Cap using the Nasdaq-100® Index is not locked and it does not receive a Performance Credit because this anniversary is not a Term End Date. The Index Protection Strategy with the Cap using the EURO STOXX 50® had a locked increase in Index Option Value of 2.80%.
Your annual maximum Income Payment on the first Income Benefit Anniversary will increase by 2.92% (= (3.5% x 19.56%) + (0% x 80.44%) + (80% x 2.80%)).

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix E

Appendix F – Previous Versions of Income Benefit and Income Multiplier Benefit
The benefit version identifier, for example (10.21), is located in your rider.
Income Benefit and Income Multiplier Benefit (10.21) was available from October 18, 2021 to October 3, 2022. Income Benefit and Income Multiplier Benefit (10.21) had an Income Payment waiting period of three Index Years, an income multiplier factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.20%	2.70%	0.25%
51	4.10%	3.60%	3.30%	2.80%	0.25%
52	4.20%	3.70%	3.40%	2.90%	0.25%
53	4.30%	3.80%	3.50%	3.00%	0.25%
54	4.40%	3.90%	3.60%	3.10%	0.25%
55	4.50%	4.00%	3.70%	3.20%	0.30%
56	4.60%	4.10%	3.80%	3.30%	0.30%
57	4.70%	4.20%	3.90%	3.40%	0.30%
58	4.80%	4.30%	4.00%	3.50%	0.30%
59	4.90%	4.40%	4.10%	3.60%	0.30%
60	5.00%	4.50%	4.20%	3.70%	0.35%
61	5.10%	4.60%	4.30%	3.80%	0.35%
62	5.20%	4.70%	4.40%	3.90%	0.35%
63	5.30%	4.80%	4.50%	4.00%	0.35%
64	5.40%	4.90%	4.60%	4.10%	0.35%
65	5.50%	5.00%	4.70%	4.20%	0.40%
66	5.60%	5.10%	4.80%	4.30%	0.40%
67	5.70%	5.20%	4.90%	4.40%	0.40%
68	5.80%	5.30%	5.00%	4.50%	0.40%
69	5.90%	5.40%	5.10%	4.60%	0.40%
70	6.00%	5.50%	5.20%	4.70%	0.45%
71	6.10%	5.60%	5.30%	4.80%	0.45%
72	6.20%	5.70%	5.40%	4.90%	0.45%
73	6.30%	5.80%	5.50%	5.00%	0.45%
74	6.40%	5.90%	5.60%	5.10%	0.45%
75	6.50%	6.00%	5.70%	5.20%	0.50%
76	6.60%	6.10%	5.80%	5.30%	0.50%
77	6.70%	6.20%	5.90%	5.40%	0.50%
78	6.80%	6.30%	6.00%	5.50%	0.50%
79	6.90%	6.40%	6.10%	5.60%	0.50%
80+	7.00%	6.50%	6.20%	5.70%	0.55%
Income Benefit and Income Multiplier Benefit (10.22) was available from October 4, 2022 to July 3, 2023. Income Benefit and Income Multiplier Benefit (10.22) had an Income Payment waiting period of one Index Year, an income multiplier

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.40%	2.90%	0.25%
51	4.80%	4.30%	3.50%	3.00%	0.25%
52	4.90%	4.40%	3.60%	3.10%	0.25%
53	5.00%	4.50%	3.70%	3.20%	0.25%
54	5.10%	4.60%	3.80%	3.30%	0.25%
55	5.20%	4.70%	3.90%	3.40%	0.30%
56	5.30%	4.80%	4.00%	3.50%	0.30%
57	5.40%	4.90%	4.10%	3.60%	0.30%
58	5.50%	5.00%	4.20%	3.70%	0.30%
59	5.60%	5.10%	4.30%	3.80%	0.30%
60	5.70%	5.20%	4.40%	3.90%	0.35%
61	5.80%	5.30%	4.50%	4.00%	0.35%
62	5.90%	5.40%	4.60%	4.10%	0.35%
63	6.00%	5.50%	4.70%	4.20%	0.35%
64	6.10%	5.60%	4.80%	4.30%	0.35%
65	6.20%	5.70%	4.90%	4.40%	0.40%
66	6.30%	5.80%	5.00%	4.50%	0.40%
67	6.40%	5.90%	5.10%	4.60%	0.40%
68	6.50%	6.00%	5.20%	4.70%	0.40%
69	6.60%	6.10%	5.30%	4.80%	0.40%
70	6.70%	6.20%	5.40%	4.90%	0.45%
71	6.80%	6.30%	5.50%	5.00%	0.45%
72	6.90%	6.40%	5.60%	5.10%	0.45%
73	7.00%	6.50%	5.70%	5.20%	0.45%
74	7.10%	6.60%	5.80%	5.30%	0.45%
75	7.20%	6.70%	5.90%	5.40%	0.50%
76	7.30%	6.80%	6.00%	5.50%	0.50%
77	7.40%	6.90%	6.10%	5.60%	0.50%
78	7.50%	7.00%	6.20%	5.70%	0.50%
79	7.60%	7.10%	6.30%	5.80%	0.50%
80+	7.70%	7.20%	6.40%	5.90%	0.55%
Income Benefit and Income Multiplier Benefit (7.23) was available from July 4, 2023 to October 2, 2023. Income Benefit and Income Multiplier Benefit (7.23) had an Income Payment waiting period of one Index Year, an income multiplier

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.00%	4.50%	3.70%	3.20%	0.25%
51	5.10%	4.60%	3.80%	3.30%	0.25%
52	5.20%	4.70%	3.90%	3.40%	0.25%
53	5.30%	4.80%	4.00%	3.50%	0.25%
54	5.40%	4.90%	4.10%	3.60%	0.25%
55	5.50%	5.00%	4.20%	3.70%	0.30%
56	5.60%	5.10%	4.30%	3.80%	0.30%
57	5.70%	5.20%	4.40%	3.90%	0.30%
58	5.80%	5.30%	4.50%	4.00%	0.30%
59	5.90%	5.40%	4.60%	4.10%	0.30%
60	6.00%	5.50%	4.70%	4.20%	0.35%
61	6.10%	5.60%	4.80%	4.30%	0.35%
62	6.20%	5.70%	4.90%	4.40%	0.35%
63	6.30%	5.80%	5.00%	4.50%	0.35%
64	6.40%	5.90%	5.10%	4.60%	0.35%
65	6.50%	6.00%	5.20%	4.70%	0.40%
66	6.60%	6.10%	5.30%	4.80%	0.40%
67	6.70%	6.20%	5.40%	4.90%	0.40%
68	6.80%	6.30%	5.50%	5.00%	0.40%
69	6.90%	6.40%	5.60%	5.10%	0.40%
70	7.00%	6.50%	5.70%	5.20%	0.45%
71	7.10%	6.60%	5.80%	5.30%	0.45%
72	7.20%	6.70%	5.90%	5.40%	0.45%
73	7.30%	6.80%	6.00%	5.50%	0.45%
74	7.40%	6.90%	6.10%	5.60%	0.45%
75	7.50%	7.00%	6.20%	5.70%	0.50%
76	7.60%	7.10%	6.30%	5.80%	0.50%
77	7.70%	7.20%	6.40%	5.90%	0.50%
78	7.80%	7.30%	6.50%	6.00%	0.50%
79	7.90%	7.40%	6.60%	6.10%	0.50%
80+	8.00%	7.50%	6.70%	6.20%	0.55%
Income Benefit and Income Multiplier Benefit (10.23) was available from October 3, 2023 to March 3, 2025. Income Benefit and Income Multiplier Benefit (10.23) had an Income Payment waiting period of one Index Year, an income

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

multiplier factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.20%	4.70%	3.90%	3.40%	0.25%
51	5.30%	4.80%	4.00%	3.50%	0.25%
52	5.40%	4.90%	4.10%	3.60%	0.25%
53	5.50%	5.00%	4.20%	3.70%	0.25%
54	5.60%	5.10%	4.30%	3.80%	0.25%
55	5.70%	5.20%	4.40%	3.90%	0.30%
56	5.80%	5.30%	4.50%	4.00%	0.30%
57	5.90%	5.40%	4.60%	4.10%	0.30%
58	6.00%	5.50%	4.70%	4.20%	0.30%
59	6.10%	5.60%	4.80%	4.30%	0.30%
60	6.20%	5.70%	4.90%	4.40%	0.35%
61	6.30%	5.80%	5.00%	4.50%	0.35%
62	6.40%	5.90%	5.10%	4.60%	0.35%
63	6.50%	6.00%	5.20%	4.70%	0.35%
64	6.60%	6.10%	5.30%	4.80%	0.35%
65	6.70%	6.20%	5.40%	4.90%	0.40%
66	6.80%	6.30%	5.50%	5.00%	0.40%
67	6.90%	6.40%	5.60%	5.10%	0.40%
68	7.00%	6.50%	5.70%	5.20%	0.40%
69	7.10%	6.60%	5.80%	5.30%	0.40%
70	7.20%	6.70%	5.90%	5.40%	0.45%
71	7.30%	6.80%	6.00%	5.50%	0.45%
72	7.40%	6.90%	6.10%	5.60%	0.45%
73	7.50%	7.00%	6.20%	5.70%	0.45%
74	7.60%	7.10%	6.30%	5.80%	0.45%
75	7.70%	7.20%	6.40%	5.90%	0.50%
76	7.80%	7.30%	6.50%	6.00%	0.50%
77	7.90%	7.40%	6.60%	6.10%	0.50%
78	8.00%	7.50%	6.70%	6.20%	0.50%
79	8.10%	7.60%	6.80%	6.30%	0.50%
80+	8.20%	7.70%	6.90%	6.40%	0.55%
Income Benefit and Income Multiplier Benefit (3.25) was available from March 4, 2025 to June 2, 2025. Income Benefit and Income Multiplier Benefit (3.25) had an Income Payment waiting period of one Index Year, an income multiplier

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.70%	5.20%	4.40%	3.90%	0.25%
51	5.80%	5.30%	4.50%	4.00%	0.25%
52	5.90%	5.40%	4.60%	4.10%	0.25%
53	6.00%	5.50%	4.70%	4.20%	0.25%
54	6.10%	5.60%	4.80%	4.30%	0.25%
55	6.20%	5.70%	4.90%	4.40%	0.30%
56	6.30%	5.80%	5.00%	4.50%	0.30%
57	6.40%	5.90%	5.10%	4.60%	0.30%
58	6.50%	6.00%	5.20%	4.70%	0.30%
59	6.60%	6.10%	5.30%	4.80%	0.30%
60	6.70%	6.20%	5.40%	4.90%	0.35%
61	6.80%	6.30%	5.50%	5.00%	0.35%
62	6.90%	6.40%	5.60%	5.10%	0.35%
63	7.00%	6.50%	5.70%	5.20%	0.35%
64	7.10%	6.60%	5.80%	5.30%	0.35%
65	7.20%	6.70%	5.90%	5.40%	0.40%
66	7.30%	6.80%	6.00%	5.50%	0.40%
67	7.40%	6.90%	6.10%	5.60%	0.40%
68	7.50%	7.00%	6.20%	5.70%	0.40%
69	7.60%	7.10%	6.30%	5.80%	0.40%
70	7.70%	7.20%	6.40%	5.90%	0.45%
71	7.80%	7.30%	6.50%	6.00%	0.45%
72	7.90%	7.40%	6.60%	6.10%	0.45%
73	8.00%	7.50%	6.70%	6.20%	0.45%
74	8.10%	7.60%	6.80%	6.30%	0.45%
75	8.20%	7.70%	6.90%	6.40%	0.50%
76	8.30%	7.80%	7.00%	6.50%	0.50%
77	8.40%	7.90%	7.10%	6.60%	0.50%
78	8.50%	8.00%	7.20%	6.70%	0.50%
79	8.60%	8.10%	7.30%	6.80%	0.50%
80+	8.70%	8.20%	7.40%	6.90%	0.55%
Income Benefit and Income Multiplier Benefit (6.25) was available from June 3, 2025 to January 5, 2026. Income Benefit and Income Multiplier Benefit (6.25) had an Income Payment waiting period of one Index Year, an income multiplier

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.40%	4.90%	4.10%	3.60%	0.25%
51	5.50%	5.00%	4.20%	3.70%	0.25%
52	5.60%	5.10%	4.30%	3.80%	0.25%
53	5.70%	5.20%	4.40%	3.90%	0.25%
54	5.80%	5.30%	4.50%	4.00%	0.25%
55	5.90%	5.40%	4.60%	4.10%	0.30%
56	6.00%	5.50%	4.70%	4.20%	0.30%
57	6.10%	5.60%	4.80%	4.30%	0.30%
58	6.20%	5.70%	4.90%	4.40%	0.30%
59	6.30%	5.80%	5.00%	4.50%	0.30%
60	6.40%	5.90%	5.10%	4.60%	0.35%
61	6.50%	6.00%	5.20%	4.70%	0.35%
62	6.60%	6.10%	5.30%	4.80%	0.35%
63	6.70%	6.20%	5.40%	4.90%	0.35%
64	6.80%	6.30%	5.50%	5.00%	0.35%
65	6.90%	6.40%	5.60%	5.10%	0.40%
66	7.00%	6.50%	5.70%	5.20%	0.40%
67	7.10%	6.60%	5.80%	5.30%	0.40%
68	7.20%	6.70%	5.90%	5.40%	0.40%
69	7.30%	6.80%	6.00%	5.50%	0.40%
70	7.40%	6.90%	6.10%	5.60%	0.45%
71	7.50%	7.00%	6.20%	5.70%	0.45%
72	7.60%	7.10%	6.30%	5.80%	0.45%
73	7.70%	7.20%	6.40%	5.90%	0.45%
74	7.80%	7.30%	6.50%	6.00%	0.45%
75	7.90%	7.40%	6.60%	6.10%	0.50%
76	8.00%	7.50%	6.70%	6.20%	0.50%
77	8.10%	7.60%	6.80%	6.30%	0.50%
78	8.20%	7.70%	6.90%	6.40%	0.50%
79	8.30%	7.80%	7.00%	6.50%	0.50%
80+	8.40%	7.90%	7.10%	6.60%	0.55%
Income Benefit and Income Multiplier Benefit (1.26) was available from January 6, 2026 to October 12, 2026. Income Benefit and Income Multiplier Benefit (1.26) had an Income Payment waiting period of one Index Year, an income

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

multiplier factor of two, an income multiplier benefit wait period of five Contract Years, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.60%	5.10%	4.10%	3.60%	0.25%
51	5.70%	5.20%	4.20%	3.70%	0.25%
52	5.80%	5.30%	4.30%	3.80%	0.25%
53	5.90%	5.40%	4.40%	3.90%	0.25%
54	6.00%	5.50%	4.50%	4.00%	0.25%
55	6.10%	5.60%	4.60%	4.10%	0.30%
56	6.20%	5.70%	4.70%	4.20%	0.30%
57	6.30%	5.80%	4.80%	4.30%	0.30%
58	6.40%	5.90%	4.90%	4.40%	0.30%
59	6.50%	6.00%	5.00%	4.50%	0.30%
60	6.60%	6.10%	5.10%	4.60%	0.35%
61	6.70%	6.20%	5.20%	4.70%	0.35%
62	6.80%	6.30%	5.30%	4.80%	0.35%
63	6.90%	6.40%	5.40%	4.90%	0.35%
64	7.00%	6.50%	5.50%	5.00%	0.35%
65	7.10%	6.60%	5.60%	5.10%	0.40%
66	7.20%	6.70%	5.70%	5.20%	0.40%
67	7.30%	6.80%	5.80%	5.30%	0.40%
68	7.40%	6.90%	5.90%	5.40%	0.40%
69	7.50%	7.00%	6.00%	5.50%	0.40%
70	7.60%	7.10%	6.10%	5.60%	0.45%
71	7.70%	7.20%	6.20%	5.70%	0.45%
72	7.80%	7.30%	6.30%	5.80%	0.45%
73	7.90%	7.40%	6.40%	5.90%	0.45%
74	8.00%	7.50%	6.50%	6.00%	0.45%
75	8.10%	7.60%	6.60%	6.10%	0.50%
76	8.20%	7.70%	6.70%	6.20%	0.50%
77	8.30%	7.80%	6.80%	6.30%	0.50%
78	8.40%	7.90%	6.90%	6.40%	0.50%
79	8.50%	8.00%	7.00%	6.50%	0.50%
80+	8.60%	8.10%	7.10%	6.60%	0.55%

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix F

Appendix G – Material Contract Variations by State and Issue Date
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state variations in the Contract are disclosed in this Appendix. If you would like more information regarding state specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Glossary
Your Contract may have different defined terms than the terms used in the body of this prospectus depending on when and where it was issued.
Crediting Method / Index Options	Availability Restrictions:
– Index Protection Strategy with Trigger was previously called the
Index Protection Strategy with DPSC
– Trigger Rate for the Index Protection Strategy with Trigger was previously called the Declared Protection Strategy Credit (DPSC)
– Performance Credit for the Index Protection Strategy with Trigger was previously called the DPSC
– Performance Credit for the Index Protection Strategy with Cap was previously called the Protection Credit
–  Trigger Rate for the Index Precision Strategy was previously called the Precision Rate

– For Contracts issued in Virginia, this terminology changed on May
13, 2024.
– For Contracts issued in New Jersey, this terminology changed on
December 11, 2023.
– For Contracts issued in Louisiana, Montana, and Wyoming, this terminology changed on July 10, 2023.
– For Contracts issued in Maryland, this terminology changed on May
15, 2023.
– For Contracts issued in all other states, this terminology changed on May 1, 2023.

Legacy+TM Income Benefit Availability Restrictions
The Legacy+TM Income Benefit is not yet available to Contracts issued in Idaho, Louisiana, Maryland, Montana, North Carolina, Vermont, Virginia, and Wyoming. For Contracts issued in all other states, the Legacy+TM Income Benefit first became available to Contracts issued on or after October 13, 2026.
Early Reallocation Availability Restrictions
For Contracts issued in Virginia, Early Reallocations first became available to Contracts issued on or after May 13, 2024. For Contracts issued in New Jersey, Early Reallocations first became available to Contracts issued on or after December 11, 2023. For Contracts issued in Maryland, Early Reallocations first became available to Contracts issued on or after May 15, 2023. For Contracts issued in Louisiana, Montana, and Wyoming, Early Reallocations first became available to Contracts issued on or after July 10, 2023. For Contracts issued in all other states, Early Reallocations first became available to Contracts issued on or after May 1, 2023.
Performance Locks for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap
Performance Locks are allowed for Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options if the Contract Value is equal to zero for Contracts issued in Virginia before May 13, 2024. This was also available to Contracts issued in New Jersey before December 11, 2023; Contracts issued in Maryland before May 15, 2023; and to Contracts issued in Louisiana, Montana, and Wyoming before July 10, 2023. For Contracts issued in all other states, this was available to Contracts issued before May 1, 2023.
Alternate Instructions for Withdrawals
Alternate instructions for deductions of partial withdrawals (including investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) are allowed for Contracts issued in Virginia before May 13, 2024. This was also available to Contracts issued in New Jersey before December 11, 2023; Contracts issued in Maryland before May 15, 2023; and to Contracts issued in Louisiana, Montana, and Wyoming before July 10, 2023. For Contracts issued in all other states, this was available to Contracts issued before May 1, 2023.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

Contract Maintenance Charge
The waiver of the contract maintenance charge on a full withdrawal during the Accumulation Phase is not available to Contract issued before November 14, 2023. It is also not available to: Contracts issued in Missouri, and Nebraska; Contracts issued before May 13, 2024 in Virginia; Contracts issued before January 22, 2024 in Idaho, Indiana, Louisiana, Maryland, Montana, Nevada, and Wyoming; and Contracts issued before December 11, 2023 in New Jersey. For Contracts issued in all other states, this first became available on November 14, 2023.
Crediting Method and/or Index Option Availability Restrictions
Crediting Method / Index Options	Availability Restrictions:
Index Dual Precision Strategy 1-year Term with 10% Buffer is available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 14, 2023.

Index Dual Precision Strategy 1-year Term with 20% or 30% Buffer are available only to Contracts issued since May 1, 2024.
• Not available to Contracts issued before May 1, 2024.
• Not available to Contracts issued in Idaho and Missouri before June
10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• For Contracts issued in all other states, these first became available to newly issued Contracts on May 1, 2024.

Index Dual Precision Strategy 3-year Term with 10% or 20% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 5, 2024.
• Not available to Contracts issued before November 5, 2024.
• Not available to Contracts issued in Virginia before November 11,
2024.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 5, 2024.

Index Dual Precision Strategy 3-year Term with 30% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 4, 2025.	• Not available to Contracts issued before November 4, 2025.
Index Dual Precision Strategy 3-year Term with 10%, 20%, or 30% Buffer for the Nasdaq-100® Index are available only to Contracts issued since October 13, 2026.
• Not available to Contracts issued before October 13, 2026.
• Not available to Contracts issued in Idaho, Louisiana, Maryland,
Montana, North Carolina, Vermont, Virginia, and Wyoming.
• For Contracts issued in all other states, these first became available to newly issued Contracts on October 13, 2026.

Index Dual Precision Strategy 6-year Term with 10% or 20% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 5, 2024.
• Not available to Contracts issued before November 5, 2024.
• Not available to Contracts issued in Virginia before November 11,
2024.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 5, 2024.

Index Dual Precision Strategy 6-year Term with 30% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 4, 2025.	• Not available to Contracts issued before November 4, 2025.
Index Dual Precision Strategy 6-year Term with 10%, 20%, or 30% Buffer for the Nasdaq-100® Index are available only to Contracts issued since October 13, 2026.
• Not available to Contracts issued before October 13, 2026.
• Not available to Contracts issued in Idaho, Louisiana, Maryland,
Montana, North Carolina, Vermont, Virginia, and Wyoming.
• For Contracts issued in all other states, these first became available to newly issued Contracts on October 13, 2026.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

Crediting Method / Index Options	Availability Restrictions:
Index Performance Strategy 1-year Term with 20% or 30% Buffer are available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 14, 2023.

Index Performance Strategy 3-year Term with 30% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 4, 2025.	• Not available to Contracts issued before November 4, 2025.
Index Performance Strategy 3-year Term with 10%, 20% and 30% Buffers for the Nasdaq-100® Index are available only to Contracts issued since October 13, 2026.
• Not available to Contracts issued before October 13, 2026.
• Not available to Contracts issued in Idaho, Louisiana, Maryland,
Montana, North Carolina, Vermont, Virginia, and Wyoming.
• For Contracts issued in all other states, these first became available to newly issued Contracts on October 13, 2026.

Index Performance Strategy 6-year Term with 20% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 14, 2023.
• Not available to Contracts issued before November 14, 2023.
• Not available to Contracts issued in Missouri before June 10, 2024.
• Not available to Contracts issued in Nebraska before September
16, 2024.
• Not available to Contracts issued in Virginia before May 13, 2024.
• Not available to Contracts issued in Idaho, Indiana, Louisiana,
Maryland, Montana, Nevada, and Wyoming before January 22,
2024.
• Not available to Contracts issued in New Jersey before December
11, 2023.
• For Contracts issued in all other states, these first became available to newly issued Contracts on November 14, 2023.

Index Performance Strategy 6-year Term with 30% Buffer for the S&P 500® Index and Russell 2000® Index are available only to Contracts issued since November 4, 2025.	• Not available to Contracts issued before November 4, 2025.
Index Performance Strategy 6-year Term with 10%, 20% and 30% Buffers for the Nasdaq-100® Index are available only to Contracts issued since October 13, 2026.
• Not available to Contracts issued before October 13, 2026.
• Not available to Contracts issued in Idaho, Louisiana, Maryland,
Montana, North Carolina, Vermont, Virginia, and Wyoming.
• For Contracts issued in all other states, these first became available to newly issued Contracts on October 13, 2026.

Other Material State Contract Variations
ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Eligible Person(s) and Covered Person(s) See section 2
• We do not remove a person as an Eligible Person(s) or Covered Person(s)
following an assignment, ownership change, or Beneficiary change.
• If you are the sole individual Owner or a Joint Owner and select joint
Income Payments, you must designate an Owner to be a Covered Person.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but your selected income benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner no longer has that position, your selected income benefit and any Income Payments may end even if the Covered Person is still alive.

Free Look/Right to Examine Period See section 3
For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your initial
Purchase Payment to the AZL Government Money Market Fund during the
30 day free look period unless you specify otherwise on the appropriate form. If you want to immediately apply your Purchase Payment to the Index
Options you must opt out of this allocation. If you do not opt out of this allocation to the AZL Government Money Market Fund your Index Effective
Date cannot occur until the free look period has ended.

Income Multiplier Benefit See section 11
• Qualification for the portion of the benefit based on confinement for care requiring a stay in an eligible facility is not available.
• Qualification for the benefit is expanded to include requiring substantial supervision due to severe cognitive impairment.

When Your Selected Income Benefit Ends See section 11
Your selected income benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, your selected income benefit and Income
Payments end on the earlier of the date of death of the surviving spouse, or last surviving Covered Person.
• elects to receive payment of the death benefit, your selected income benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date,
Income Payments may end even if the Covered Person is still alive.

Connecticut	Income Multiplier Benefit See section 11	This benefit is not available.
	Eligible Person(s) and Covered Person(s) See section 2	We do not remove a person as an Eligible Person(s) or Covered Person(s) following an assignment, ownership change, or Beneficiary Change.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Connecticut (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We can only restrict assignments to settlement companies and institutional investors as described in your Contract.
• We do not change the Determining Life (Lives) following an assignment or ownership change.
• If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional
Death Benefit or Maximum Anniversary Value Death Benefit may not be
available and on the Owner’s death the Beneficiary(ies) will only receive the greater of Contract Value or Cash Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but your selected income benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner (or Annuitant if the Owner is a non-individual) no longer has that position, your selected income benefit and any Income Payments may end even if the Covered Person is still alive.

Florida	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.

Purchase Requirements See section 3
For Contracts issued before May 1, 2023, we can only decline a Purchase
Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

	Free Look/Right to Examine Period See section 3	For Contracts issued on or after May 1, 2023, we cannot allocate your initial Purchase Payment to the AZL Government Money Market Fund during the free look period.
When Annuity Payments Begin See section 9
• For Contracts issued before May 1, 2023, the earliest acceptable Annuity
Date is the first Contract Anniversary.
• For Contracts issued on or after May 1, 2023, the earliest acceptable
Annuity Date is the first Index Anniversary.

Hawaii	Income Multiplier Benefit See section 11	This benefit is not available.
Maryland	Purchase Requirements See section 3	On the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be: • age 49 to 80, or • age 49 to 75 if you select the Maximum Anniversary Value Death Benefit.
	Income Multiplier Benefit See section 11	For Contracts issued on or after May 15, 2023, this benefit is not available.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Maryland (continued)	Maximum Anniversary Value Death Benefit See section 12	For Contracts issued on or after May 15, 2023, this optional benefit terminates on the Annuity Date rather than the Business Day before.
	Traditional Death Benefit Rider See section 12	For Contracts issued on or after May 15, 2023, the Traditional Death Benefit ends on the Annuity Date rather than the Business Day before.
Montana	Access to Your Money See section 8
If you take a partial withdrawal that reduces the Contract Value below
$2,000, we contact you and give you the option of modifying your withdrawal request. If we cannot reach you within seven days of our receipt of your request in Good Order at our Service Center, we process your request as a full withdrawal.

New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
	Determining Life (Lives) See section 2	We allow civil union partners to be joint Determining Lives.
Eligible Person(s) and Covered Person(s) See section 2
We allow civil union partners to be joint Eligible Persons and joint Covered
Persons. If at any time joint Eligible Persons or joint Covered Persons are no longer civil union partners you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you. If we receive notice after the Income Benefit Date, we will remove one former civil union partner from the Contract as a Covered
Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.

Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.

Purchase Requirements See section 3
• For Contracts issued on or before December 10, 2023: The maximum total Purchase Payments that we can accept is $3 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $3 million, or if it would otherwise violate the Purchase
Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).
• For Contracts issued on or after December 11, 2023: The maximum total Purchase Payments that we can accept is $10 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $10 million, or if it would otherwise violate the Purchase
Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Pennsylvania	Income Multiplier Benefit See section 11
The requirement to begin confinement after the first Contract Anniversary in an eligible facility (a hospital, nursing facility, or assisted living facility) is at least 90 days provided each day of confinement is no more than 6 months after the previous day of confinement.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.

	Access to Your Money See section 8	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
Income Multiplier Benefit See section 11
For Contracts issued before May 1, 2023, to qualify for a payment increase based on performance of ADLs, a Covered Person must have been able to perform each of these six ADLs on the Issue Date. There is no requirement this been done without substantial assistance.

Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the greater of Contract Value or Cash
Value.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix G

Appendix H – Financial Intermediary Variations
The table below describes variations in the availability of Investment Options, Contract benefits, and other Contract features described in this prospectus—including restrictions, limitations, and other variations—which may apply depending on the broker-dealer through which the Contract is sold or continues to be serviced.
FINANCIAL INTERMEDIARY	PROSPECTUS SECTION	VARIATION
LPL Financial LLC	Maximum Anniversary Value See section 12	The Maximum Anniversary Value Death Benefit is not available.
	Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers See section 3	The percentage of your initial Purchase Payment that can be allocated to 6-year allocations on the Issue Date is limited to a maximum of 75%.
Morgan Stanley Smith Barney LLC	Purchase Requirements See section 3	To purchase this Contract, on the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be age 75 or younger.
	Appendix A – Investment Options Available Under the Contract	The Index Protection Strategy Index Options are not available on the Issue Date.
Raymond James & Associates	Purchase Requirements See section 3	The minimum initial Purchase Payment due on the Issue Date is $50,000.
Raymond James Financial Services LLC	Purchase Requirements See section 3	The minimum initial Purchase Payment due on the Issue Date is $50,000.
Wells Fargo Clearing Services LLC	Appendix A – Investment Options Available Under the Contract
For Contracts issued before November 4, 2025, the following Index Options are not available:
• Index Dual Precision Strategy.
• Index Performance Strategy 1-Year Term with 20% and 30% Buffers.
• Index Performance Strategy 6-Year Term with 20% Buffer.

	Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers See section 3	At the time of application, no more than 50% of total Contract Value may be allocated to the Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options.
	Purchase Requirements See section 3	To purchase this Contract, on the Issue Date, all Owners (or the Annuitant if the Owner is a non-individual) must be age 75 or younger.
Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular Investment Option or Contract benefit to you. Based on several considerations (e.g., that we do not administer all financial intermediary variations, the large number of broker-dealers through whom the Contracts were distributed, and the terms of our existing selling agreements), we cannot identify such other variations, if any, without unreasonable effort or incurring unreasonable expense.
You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the Investment Options, Contract benefits, or other Contract features available to you through your Financial Professional.

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026
Appendix H

For Service or More Information
The Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at https://www.allianzlife.com/what-we-offer/annuities/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The SEC maintains a website https://www.sec.gov. The prospectus, the SAI, and other information about the Contract (including reports), are available on the EDGAR database, which is found on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
To send applications, and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: prospectus.request@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: https://www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR Contract ID No.: C000228689/C000256811
IAI-003-ADV

Index Advantage Income ADV® Annuity Prospectus – September 25, 2026

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
Index Advantage Income ADV® ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated September 25, 2026. Definitions of capitalized terms can be found in the glossary of the prospectus.
The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit https://www.allianzlife.com/what-we-offer/annuities/prospectuses, send an email request to prospectus.request@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: September 25, 2026
IAIADVSAI-0926

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
 2

Allianz Life as Custodian
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Commodity Exchange Act
Pursuant to Commodity Futures Trading Commission Rule 4.5, Allianz Life has claimed an exclusion from the definition of the term ‘commodity pool operator’ under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Legal Opinions
John P. Hite, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 468 retail broker/dealers to sell its contracts.
The contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 81 broker-dealer firms. These payments vary in amount. In 2025, the five firms receiving the largest payments, ranging from $1,813,214.00 to $18,909,261.00 are listed below.
Firm Name
LPL Financial LLC
Osaic Wealth, Inc.
MML Investors Services, LLC
Cetera Investment Services LLC
Park Avenue Securities, LLC

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 14, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2023	$2,503,039
2024	$2,279,638
2025	$2,321,114

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
 3

Annuity Payments
We base Annuity Payments on the greater of Contract Value less the final product fee and rider fees (if applicable), or Cash Value. If you select the Legacy+TM Income Benefit, we base Annuity Payments on the greatest of Contract Value less final product and rider fees, Cash Value, or Legacy Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option G, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments on the maximum Annuity Date. The Contract Value or Cash Value you apply to Annuity Payments is placed in our general account. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
●
Under Annuity Option A, the end of the guaranteed period.
●
Under Annuity Options B, F, and G, the death of the last surviving Annuitant.
●
Under Annuity Option C, the death of the Annuitant and the end of the guaranteed period.
●
When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 9 – The Annuity Phase, and we included additional information that you may find helpful here.
Option A - Guaranteed Period. We make Annuity Payments for a guaranteed period of ten years. If the Annuitant dies before the end of the guaranteed period, then we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies).
Option B - Life. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your single Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option C - Life with Guaranteed Period of 5 or 10 Years. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option F - Joint and Survivor. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your joint Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option G - Joint and 2/3 Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant at 2/3 of the original amount. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
 4

Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America as of December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
 5

Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the
Contract. Your selected income benefit and any Income
Payments will also end unless the Beneficiary is both a
surviving spouse and either an Eligible Person (if Income
Payments have not begun) or a Covered Person (if Income
Payments have begun). For a description of the death benefit and payout options, see prospectus section 12, Death Benefit
- Death Benefit Payment Options During the Accumulation
Phase.
● If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse is a Covered Person; otherwise your
selected income benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value if you selected the Income Benefit, or the
greatest of Contract Value, Cash Value, or Legacy Value
if you selected the Legacy+TM Income Benefit.
● If the deceased Owner was a Determining Life, the sole
Covered Person, and you selected the Income Benefit, the
Beneficiary(ies) receives the greatest of Contract Value, Cash
Value, or the Guaranteed Death Benefit Value. However, if
you selected the Legacy+TM Income Benefit, the
Beneficiary(ies) instead receives the greatest of Contract
Value, Cash Value, Legacy Value, or the Guaranteed Death
Benefit Value, if greater and available.
● If the deceased Owner was not the Determining Life, the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the greater of Contract Value or Cash Value.
However, if you selected the Legacy+TM Income Benefit and
the deceased Owner was the last surviving Covered Person,
the Beneficiary(ies) receives the greatest of Contract Value,
Cash Value, or Legacy Value.

● The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
● For a Qualified Contract, the Annuity Payments generally
must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix A
 6

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
● We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
Your selected income benefit and any Income Payments will
also end unless the surviving Joint Owner is both a surviving spouse and either an Eligible Person (if Income Payments
have not begun) or a Covered Person (if Income Payments
have begun). For a description of the death benefit and
payout options, see prospectus section 12, Death Benefit -
Death Benefit Payment Options During the Accumulation
Phase.
● If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse/Joint Owner becomes the new sole
Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse/Joint Owner is also a Covered
Person; otherwise your selected income benefit ends,
and
– upon the surviving spouse/Joint Owner’s death, his or her
Beneficiary(ies) receives the greater of Contract Value or
Cash Value if you selected the Income Benefit, or the
greatest of Contract Value, Cash Value, or Legacy Value
if you selected the Legacy+TM Income Benefit.
● If the deceased Joint Owner was a Determining Life, the sole
Covered Person, and you selected the Income Benefit, the
Beneficiary(ies) receives the greatest of Contract Value, Cash
Value, or the Guaranteed Death Benefit Value. However, if
you selected the Legacy+TM Income Benefit, the
Beneficiary(ies) instead receives the greatest of Contract
Value, Cash Value, Legacy Value, or the Guaranteed Death
Benefit Value, if greater and available.
● If the deceased Joint Owner was not a Determining Life, the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the greater of Contract Value or Cash Value.
However, if you selected the Legacy+TM Income Benefit and
the deceased Joint Owner was the last surviving Covered
Person, the Beneficiary(ies) receives the greatest of Contract
Value, Cash Value, or Legacy Value.

● If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix A
 7

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
● If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
● If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
● If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

● No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option A or C, payments end when the
guaranteed period ends.
– Annuity Option B, F, or G, payments end. If Income
Payments were converted to Annuity Payments under
Annuity Option B or F, we will also pay any remaining
value to the named Beneficiary(ies).
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
● Only Annuity Options F and G allow joint Annuitants. Under
Annuity Options F and G, Annuity Payments to the Payee
continue during the lifetime of the surviving joint Annuitant. If
Income Payments were converted to Annuity Payments
under Annuity Option F, we will also pay any remaining value to the named Beneficiary(ies).

● No death benefit is payable.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix A
 8

Appendix B – Daily Adjustment Calculation
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option on Business Days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the Trigger Rate, Cap, and/or Participation Rate,
(ii)
the Index Dual Precision Strategy, any Index losses less than or equal to the 10%, 20%, or 30% Buffer,
(iii)
either any Index losses greater than the 10%, 20%, or 30% Buffer, or any Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or Index Protection Strategy with Cap), and
(iv)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value, and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits on the Term End Date taking into account any applicable Buffer, Floor, Trigger Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for Index Options with a Term length of more than 1 year may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is generally greater for Index Options with a Term length of more than 1 year than for 1-year Term Index Options with the same Buffer because the Buffer is exposed to a longer time period. The impact of the Cap, Trigger Rate, and Buffer on the Daily Adjustment for a 1-year Term Index Option is usually greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap, Trigger Rate, and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term. The Daily Adjustment for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap cannot be negative.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 9

or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.
For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-the-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-the-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Dual Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (in-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the in-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value divided by the Index Value on the Term Start Date is greater than or equal to: 90% for a 10% Buffer, 80% for a 20% Buffer, or 70% for a 30% Buffer, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Dual Precision Strategy. Similar to the Index Performance Strategy and Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy and Index Dual Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Protection Strategy with Trigger, the Proxy Value involves tracking one hypothetical derivative and is calculated using the following formula:
Proxy Value = Trigger Rate x (at-the-money binary call)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date.
For the Index Protection Strategy with Cap, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap for the Index Protection Strategy with Cap.
Derivative Descriptions

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 10

At-the-money binary call (AMBC)
This is an option with payoff of either one or zero on the Term End Date at the strike price of one. On a Term End Date the AMBC’s value is equal to one if the Index Value on the Term End Date is greater than or equal to the Index Value on the Term Start Date, or zero otherwise.
In-the-money binary call (IMBC)
This is an option with payoff of either one or zero on the Term End Date at the strike price of one minus the Buffer. On a Term End Date the IMBC’s value is equal to one if the Index Value on the Term End Date divided by the Index Value on the Term Start Date is greater than or equal to one minus the Buffer, or zero otherwise.
At-the-money call (AMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMC’s value is equal to the Index Value on the Term End Date divided by the Index Value on the Term Start Date, then minus one, the difference being no less than zero.
At-the-money put (AMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMP’s value is equal to one minus the quotient of the Index Value on the Term End Date divided by the Index Value on the Term Start Date, the difference being no less than zero.
Out-of-the-money call (OMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of (one plus the Cap, or one plus the Cap divided by the Participation Rate for Index Options with a Participation Rate). On a Term End Date the OMC’s value is equal to the Index Value on the Term End Date divided by the Index Value on the Term Start Date, then minus the sum of (one plus the Cap, or one plus the Cap divided by the Participation Rate for Index Options with a Participation Rate), the difference being no less than zero. For purposes of the Proxy Value formula if an Index Option is uncapped the OMC will be zero.
Out-of-the-money-put (OMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of (one either minus the Buffer or plus the Floor, depending on the Index Option). On a Term End Date the OMP’s value is equal to one either minus the Buffer or plus the Floor, then minus the quotient of the Index Value on the Term End Date divided by the Index Value on the Term Start Date, the difference being no less than zero.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is equal to the number of days from the Term Start Date to the Term End Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Proxy Value Calculation
Throughout the Term, on Business Days other than the Term Start Date or Term End Date, we calculate each hypothetical derivative daily using a fair market value methodology. The purpose of this calculation is to determine the market value of your allocation. Changes in Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index.
Proxy Value Inputs
Term TD return – The Index Value at the end of the current Business Day divided by the Index Value on the Term Start Date, minus one and expressed as a percent. The Index Values are provided daily by Bloomberg or another market source.
Dividend yield – The expected dividend yield as approximated by a market source, including any adjustments for exchange rates. We use dividend yields consistent with the market pricing of options. Since dividends typically reduce Index Values, a higher dividend yield will lead to a lower expected Index Value.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 11

Strike price – This varies for each derivative investment as follows.
●
For an AMBC, AMC or AMP the strike price is equal to 1.
●
For an OMC:
−
For Index Options without a Participation Rate, the strike price is equal to 1 plus the Cap.
−
For Index Options with a Participation Rate, the strike price is equal to 1 plus the Cap divided by the Participation Rate.
●
For an OMP or IMBC the strike price is equal to 1 either minus the Buffer or plus the Floor, depending on the Index Option.
If an Index Option is uncapped, we do not use the OMC.
Notional amount – For Index Options with a Participation Rate, the notional amount reflects the increase in the amount of derivative instruments required within the Proxy Investment due to the Participation Rate. The notional amount varies for each derivative investment as follows:
●
For an AMC or OMC the notional amount is equal to the Participation Rate.
●
For an OMP, AMBC, AMP, or IMBC the notional amount is equal to 1.
If an Index Option is uncapped, we do not use the OMC.
Interest rate –The interest rate is used to calculate the present value of the strike price from the next Term End Date to the time of calculation. We use interest rates consistent with market pricing of options.
Time remaining – This is equivalent to the portion of time remaining during the Term. It is equal to the number of days in the Term from the Term End Date to the time of the calculation divided by the Term length.
Volatility – The volatility of an Index as approximated using observed option prices by a market source. The volatility is used in determining the likelihood and expected amount that the Index Value will differ from the strike price on the next Index Anniversary. As volatility increases, the value of call and put options generally increase. We use volatility consistent with market pricing of options.
EXAMPLE: INDEX PERFORMANCE STRATEGY 1-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 12%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 0.66%	OMP = 3.37%
Beginning Proxy Value = AMC – OMC – OMP = 5.10% – 0.66% – 3.37% = 1.06%
End of month one
Assume the Index Value increased to 1,010 by the end of month one. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 5.41%	OMC = 0.72%	OMP = 2.83%

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Appendix B
 12

Current Proxy Value = AMC – OMC – OMP = 5.41% – 0.72% – 2.83% = 1.86%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (1.86% - 1.06%) = 0.80%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%
=
[(a) 0.80% + (b) 0.09%] x $10,000 = $89.16
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $89.16 = $10,089.16
End of month one with changes to Proxy Value inputs
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index Value increased to 1,010 by the end of month one. In addition, assume changes in volatility, interest rates, and dividend yields impact the value of the derivatives. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 6.37%	OMC = 2.23%	OMP = 3.50%
Current Proxy Value = AMC – OMC – OMP = 6.37% – 2.23% – 3.50% = 0.63%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. Changes to inputs for valuing derivatives decreased the Proxy Value despite the positive Index return. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.63% - 1.06%) = -0.43%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%
=
[(a) -0.43% + (b) 0.09%] x $10,000 = -$33.76
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$33.76 = $9,966.24
End of month three
Assume the Index Value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	950
Term TD return	-5.00%
Time remaining	0.75
Value of derivatives	AMC = 2.50%	OMC = 0.12%	OMP = 3.99%
Current Proxy Value = AMC – OMC – OMP = 2.50% – 0.12% – 3.99% = -1.61%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-1.61% - 1.06%) = -2.67%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.75) = 0.27%
=
[(a) -2.67% + (b) 0.27%] x $10,000 = -$240.54
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$240.54 = $9,759.46

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Appendix B
 13

End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 2.16%	OMP = 0.36%
Current Proxy Value = AMC – OMC – OMP = 10.33% – 2.16% – 0.36% = 7.82%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.82% - 1.06%) = 6.75%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%
=
[(a) 6.75% + (b) 0.53%] x $10,000 = $728.51
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $728.51= $10,728.51
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.00%	OMP = 4.93%
Current Proxy Value = AMC – OMC – OMP = 0.72% – 0.00% – 4.93% = -4.21%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.21% - 1.06%) = -5.27%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%
=
[(a) -5.27% + (b) 0.53%] x $10,000 = -$473.86
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$473.86 = $9,526.14
End of month eleven
Assume the Index Value increased to 1,095 by the end of month eleven. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,095
Term TD return	9.50%
Time remaining	0.08
Value of derivatives	AMC = 9.37%	OMC = 0.46%	OMP = 0.00%
Current Proxy Value = AMC – OMC – OMP = 9.37% – 0.46% – 0.00% = 8.92%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 14

Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (8.92% - 1.06%) = 7.86%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.08) = 0.97%
=
[(a) 7.86% + (b) 0.97%] x $10,000 = $882.86
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $882.86 = $10,882.86
The following table summarizes each month during a 1-year Term what the hypothetical Proxy Values, Daily Adjustments, and Index Option Values would be for different Index Values for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index. At the end of month one, the table uses the example with initial Proxy Value inputs. At the end of month six, it uses the example where the Index Value is 900. For simplicity we assume the Index Option Base is $10,000 throughout the Term. In reality your Index Option Base changes throughout the Term with the deduction of any partial withdrawal you request and when we deduct applicable Contract fees and charges.
Month	Index Values	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Term Start Date	1,000	5.10%	0.66%	3.37%	1.06%	$0.00	$10,000.00
1	1,010	5.41%	0.72%	2.83%	1.86%	$89.16	$10,089.16
2	975	3.62%	0.29%	3.50%	-0.16%	-$104.73	$9,895.27
3	950	2.50%	0.12%	3.99%	-1.61%	-$240.54	$9,759.46
4	925	1.59%	0.04%	4.60%	-3.05%	-$376.16	$9,623.84
5	850	0.30%	0.00%	8.22%	-7.92%	-$853.97	$9,146.03
6	900	0.72%	0.00%	4.93%	-4.21%	-$473.86	$9,526.14
7	980	2.61%	0.07%	1.62%	0.92%	$47.62	$10,047.62
8	1,015	3.95%	0.14%	0.67%	3.13%	$277.54	$10,277.54
9	1,100	9.95%	1.39%	0.05%	8.51%	$824.60	$10,824.60
10	1,125	12.25%	2.10%	0.00%	10.15%	$996.95	$10,996.95
11	1,095	9.37%	0.46%	0.00%	8.92%	$882.86	$10,882.86
Term End Date	1,080						$10,800.00
EXAMPLE: INDEX PERFORMANCE STRATEGY 3-YEAR TERM WITH 20% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Option for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index example, but with a 3-year Term, 20% Buffer, 50% Cap, and 100% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.76%	OMP = 6.97%
Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.76% - 6.97% = 3.09%

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 15

End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 1.28%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 1.28% - 3.95% = 10.38%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (10.38% - 3.09%) = 7.29%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%
=
[(a) 7.29% + (b) 0.51%] x $10,000 = $780.33
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $780.33 = $10,780.33
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.16%	OMP = 8.53%
Current Proxy Value = AMC – OMC – OMP = 5.81% - 0.16% - 8.53% = -2.88%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.88% - 3.09%) = -5.97%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%
=
[(a) -5.97% + (b) 0.51%] x $10,000 = -$545.59
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$549.59 = $9,454.41
Term Start Date if 3-year Term Index Option is uncapped
This example uses the same assumptions as the prior Term Start Date example, but has no Cap. Because this 3-year Term Index Option is uncapped the OMC is zero.
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.00%	OMP = 6.97%

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 16

Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.00% - 6.97% = 3.85%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 0.00%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 0.00% - 3.95% = 11.66%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (11.66% - 3.85%) = 7.81%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%
=
[(a) 7.81% + (b) 0.64%] x $10,000 = $845.55
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $845.55 = $10,845.55
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.00%	OMP = 8.53%
Current Proxy Value = AMC – OMC – OMP = 5.81% - 0.00% - 8.53% = -2.72%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.72% - 3.85%) = -6.57%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%
=
[(a) -6.57% + (b) 0.64%] x $10,000 = -$592.50
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$592.5 = $9,407.50
EXAMPLE: INDEX PERFORMANCE STRATEGY 6-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Performance Strategy 3-year Term with 20% Buffer using S&P 500® Index example, but has a 6-year Term, 10% Buffer, no Cap, and a 110% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 17

On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 18.91%	OMC = 0.00%	OMP = 15.47%
Beginning Proxy Value = AMC – OMC – OMP = 18.91% - 0.00% - 15.47% = 3.44%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.92
Value of derivatives	AMC = 24.31%	OMC = 0.00%	OMP = 11.94%
Current Proxy Value = AMC – OMC – OMP = 24.31% - 0.00% - 11.94% = 12.37%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (12.37% - 3.44%) = 8.94%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%
=
[(a) 8.94% + (b) 0.29%] x $10,000 = $922.20
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $922.20 = $10,922.20
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.92
Value of derivatives	AMC = 13.18%	OMC = 0.00%	OMP = 18.16%
Current Proxy Value = AMC – OMC – OMP = 13.18% - 0.00% - 18.16% = -4.98%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.98% - 3.44%) = -8.42%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%
=
[(a) -8.42% + (b) 0.29%] x $10,000 = -$813.35
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$813.35 = $9,186.65

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 18

EXAMPLE: INDEX GUARD STRATEGY 1-YEAR TERM WITH -10% FLOOR USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Guard Strategy 1-year Term with -10% Floor using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 1.17%	AMP = 6.77%	OMP = 3.37%
Beginning Proxy Value = AMC – OMC – AMP + OMP = 5.10% – 1.17% – 6.77% + 3.37% = 0.53%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 3.25%	AMP = 1.28%	OMP = 0.36%
Current Proxy Value = AMC – OMC – AMP + OMP = 10.33% – 3.25% – 1.28% + 0.36% = 6.15%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (6.15% - 0.53%) = 5.62%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%
=
[(a) 5.62% + (b) 0.27%] x $10,000 = $588.96
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $588.96 = $10,588.96
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.02%	AMP = 11.46%	OMP = 4.93%
Current Proxy Value = AMC – OMC – AMP + OMP = 0.72% – 0.02% – 11.46% + 4.93% = -5.83%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-5.83% - 0.53%) = -6.36%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%
=
[(a) -6.36% + (b) 0.27%] x $10,000 = -$609.42
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$609.24 = $9,390.76

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 19

EXAMPLE: INDEX PRECISION STRATEGY 1-YEAR TERM WITH 10% BUFFER USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Precision Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMBC = 42.32%	OMP = 3.37%
Beginning Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 42.32%) – 3.37% = 0.86%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMBC = 77.60%	OMP = 0.36%
Current Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 77.60%) – 0.36% = 7.40%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.40% - 0.86%) = 6.54%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%
=
[(a) 6.54% + (b) 0.43%] x $10,000 = $697.11
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $697.11 = $10,697.11
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMBC = 12.96%	OMP = 4.93%
Current Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 12.96%) – 4.93% = -3.63%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-3.63% - 0.86%) = -4.49%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%
=
[(a) -4.49% + (b) 0.43%] x $10,000 = -$405.91
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 - $405.91 = $9,594.09

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 20

EXAMPLE: INDEX DUAL PRECISION STRATEGY 1-YEAR TERM WITH 10% BUFFER USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Dual Precision Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 7%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	IMBC = 65.25%	OMP = 3.37%
Beginning Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 65.25%) – 3.37% = 1.19%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	IMBC = 92.36%	OMP = 0.36%
Current Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 92.36%) – 0.36% = 6.11%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (6.11% - 1.19%) = 4.91%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.19% x (1 - 0.50) = 0.60%
=
[(a) 4.91% + (b) 0.60%] x $10,000 = $550.83
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $550.83 = $10,550.83
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	IMBC = 44.70%	OMP = 4.93%
Current Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 44.70%) – 4.93% = -1.80%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-1.80% - 1.19%) = -2.99%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.19% x (1 - 0.50) = 0.60%
=
[(a) -2.99% + (b) 0.60%] x $10,000 = -$239.44
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 - $239.44 = $9,760.56

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 21

EXAMPLE: INDEX PROTECTION STRATEGY WITH CAP 1-YEAR TERM USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Protection Strategy with Cap using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 4% and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 3.23%
Beginning Proxy Value = AMC – OMC = 5.10% – 3.23% = 1.86%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 7.20%
Current Proxy Value = AMC – OMC = 10.33% – 7.20% = 3.13%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (3.13% - 1.86%) = 1.27%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.86% x (1 - 0.5) = 0.93%
=
[(a) 1.27% + (b) 0.93%] x $10,000 = $220.07
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $220.07 = $10,220.07
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.25%
Current Proxy Value = AMC – OMC = 0.72% – 0.25% = 0.47%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.47% - 1.86%) = -1.39%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.86% x (1 - 0.5) = 0.93%
Because the negative change in Proxy Value is greater than the proxy interest, we floor the Daily Adjustment at $0.00.
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $0.00= $10,000.00

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 22

EXAMPLE: INDEX PROTECTION STRATEGY WITH TRIGGER RATE 1-YEAR TERM USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Protection Strategy with Trigger Rate using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 3% and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMBC = 42.32%
Beginning Proxy Value = Trigger Rate x AMBC = (3% x 42.32%) = 1.27%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMBC = 77.60%
Current Proxy Value = Trigger Rate x AMBC = (3% x 77.60%) = 2.33%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (2.33% - 1.27%) = 1.06%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.27% x (1 – 0.5) = 0.63%
=
[(a) 1.06% + (b) 0.63%] x $10,000 = $169.34
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $169.34 = $10,169.34
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMBC = 12.96%
Current Proxy Value = Trigger Rate x AMBC = (3% x 12.96%) = 0.39%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.39% - 1.27%) = -0.88%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.27% x (1 - 0.5) = 0.63%
Because the negative change in Proxy Value is greater than the proxy interest, we floor the Daily Adjustment at $0.00.
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $0.00 = $10,000.00

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 23

EXAMPLE: SUMMARY
The following table summarizes hypothetical effects on the Daily Adjustment from the examples above and compares them to the hypothetical Performance Credits that would be received on the Term End Date assuming no future market changes. Percentages shown represent the Daily Adjustment as a percentage of the Index Option Base. Please note that these examples may differ from your actual results due to a variety of market factors.
Crediting Method/Term Length/ Negative Index Performance Protection	Assumed Rate	Hypothetical Daily Adjustment when:		Hypothetical Performance Credit when:
		The Index is up 10% at the end of month six	The Index is down 10% at the end of month six	The Index is up 10% at the end of the Term	The Index is down 10% at the end of the Term
Index Performance Strategy 1-year Term with 10% Buffer	12% Cap	7.29%	-4.74%	10.00%	0.00%
Index Performance Strategy 3-year Term with 20% Buffer	50% Cap	7.80%	-5.46%	10.00%	0.00%
Index Performance Strategy 3-year Term with 20% Buffer	Uncapped with a 100% Participation Rate	8.46%	-5.93%	10.00%	0.00%
Index Performance Strategy 6-year Term with 10% Buffer	Uncapped with a 110% Participation Rate	9.22%	-8.13%	11.00%	0.00%
Index Guard Strategy 1-year Term with -10% Floor	10% Cap	5.89%	-6.10%	10.00%	-10.00%
Index Precision Strategy 1-year Term with 10% Buffer	10% Trigger Rate	6.97%	-4.06%	10.00%	0.00%
Index Dual Precision Strategy 1-year Term with 10% Buffer	7% Trigger Rate	5.51%	-2.39%	7.00%	7.00%
Index Protection Strategy with Cap 1-year Term with 100% downside protection	4% Cap	2.20%	0.00%	4.00%	0.00%
Index Protection Strategy with Trigger 1-year Term with 100% downside protection	3% Trigger Rate	1.69%	0.00%	3.00%	0.00%

Index Advantage Income ADV® Annuity Statement of Additional Information – September 25, 2026
Appendix B
 24

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	1.	Resolution of Board of Directors of the Insurance Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registered Separate Account’s initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.
	2.	Resolution of Board of Directors of the Insurance Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1.b from Registered Separate Account’s initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.
(b)		Not Applicable
(c)	1.	Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Variable Account B and NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3 from Pre-Effective Amendment No.1 to Registered Separate Account’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC. NALAC Variable Account B is the predecessor of Allianz Life Variable Account B.)
	2.	Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.
	3.	The current specimen of the selling agreement, M1252 (2/2021), (General Agency Agreement) between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public, incorporated by reference as exhibit EX-99.27(c)3 from Post-Effective Amendment No. 7 to Registered Separate Account’s Form N-4 (File Nos. 333-268962 and 811-05618) electronically filed on April 17, 2024..
(d)	1.	Individual Variable Annuity Contract L40538-IADV, incorporated by reference as exhibit 4(a) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	2.	Individual Variable Annuity Contract L40538-01-IADV, incorporated by reference as Exhibit 4(a)(ii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
	3.	Base Contract Schedule, S40875-IADV, incorporated by reference as exhibit 4(b)(i).a. from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	4.	Base Contract Schedule, S40875-01-IADV, incorporated by reference as Exhibit 4(b)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
	5.	Index Options Contract Schedule, S40877-INCOME, incorporated by reference as Exhibit 4(b)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
	6.	Index Options Schedule, S40877-IADV, incorporated by reference as exhibit 4(b)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	7.	Index Options Contract Schedule, S40877-01-INCOME, incorporated by reference as Exhibit 4(g)(v) from Post-Effective Amendment No. 4 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.
	8.	Index Protection Strategy with Cap Rider-S40899-01-IADV, incorporated by reference as exhibit 4(e)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	9.	Index Protection Strategy with Declared Protections Strategy Credit Rider-S40879-01-IADV, filed on April 20, 2021 as Exhibit 4(e)(i) to Insurance Company’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.
	10.	Index Protection Strategy with Trigger Rider-S40879-02, incorporated by reference as Exhibit 4(e)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
	11.	Index Protection Strategy with Cap Rider-S40899-02, incorporated by reference as Exhibit 4(e)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

12.	Index Guard Strategy Rider-S40889-02-IADV, incorporated by reference as exhibit 4(f) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
13.	Index Guard Strategy Rider-S40889-03, incorporated by reference as Exhibit 4(f)(ii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
14.	Index Precision Strategy Rider, S40891-01-IADV, incorporated by reference as exhibit 4(g) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
15.	Index Precision Strategy Rider, S40891-02, incorporated by reference as Exhibit 4(g)(ii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
16.	Index Precision Strategy Rider, S40891-03, incorporated by reference as Exhibit 4(g)(iv) from Post-Effective Amendment No. 4 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.
17	Index Dual Precision Strategy Rider, S40909, incorporated by reference as Exhibit 4(g)(iii) from Post-Effective Amendment No. 4 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on October 11, 2023.
18.	Index Performance Strategy Rider II,-S40903-IADV, filed on April 20, 2021 as Exhibit 4(d)(i) to Insurance Company’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.
19.	Index Performance Strategy Rider II,-S40903-01, incorporated by reference as Exhibit 4(d)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
20.	Index Performance Strategy Rider III,-S40904-IADV, filed on April 20, 2021 as Exhibit 4(d)(ii) to Insurance Company’s Initial Registration on Form S-1 (File No. 333-255386), is incorporated by reference.
21.	Index Performance Strategy Rider III,-S40904-01, incorporated by reference as Exhibit 4(d)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
22.	Performance Lock Rider S40908, incorporated by reference as Exhibit 4(i) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
23.	Income Benefit Rider, S40901-02-IADV, incorporated by reference as exhibit 4(h)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
24.	Income Benefit Rider (with lock and go) S40901-04-IADV, incorporated by reference as Exhibit 4(h)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
25	Income Benefit Rider with Legacy+ Benefit, S40944, incorporated by reference as exhibit EX-99.27(d)(25) from Post-Effective Amendment No. 22 to Registered Separate Account’s Form N-4 (File Nos. 333-255394 and 811-05618), electronically filed on June 29, 2026.
26.	Income Benefit Rider Contract Schedule, S40902-02, incorporated by reference as Exhibit 4(h)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
27	Income Benefit Rider Contract Schedule, S40945, incorporated by reference as exhibit EX-99.27(d)(27) from Post-Effective Amendment No. 22 to Registered Separate Account’s Form N-4 (File Nos. 333-255394 and 811-05618), electronically filed on June 29, 2026.
28.	Income Multiplier Benefit Rider, S40905, incorporated by reference as exhibit 4(k)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
29.	Income Multiplier Benefit Rider Schedule, S40906, incorporated by reference as exhibit 4(k)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
30.	Income Multiplier Benefit Rider, S40905-01, incorporated by reference as Exhibit 4(l)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
31.	Income Multiplier Benefit Rider Contract Schedule, S40906-01, incorporated by reference as Exhibit 4(l)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
32.	Traditional Death Benefit Rider, S40880-01-IADV, incorporated by reference as Exhibit 4(j)(ii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
33.	Traditional Death Benefit Rider, S40880-IADV, incorporated by reference as exhibit 4(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
34.	Maximum Anniversary Death Benefit Rider- S40897-IADV, incorporated by reference as exhibit 4(j)(i) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
35.	Maximum Anniversary Value Death Benefit Rider, S40897-01-IADV, incorporated by reference as Exhibit 4(k)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.

	36.	Maximum Anniversary Death Benefit Rider Schedule- S40898-IADV, incorporated by reference as exhibit 4(j)(ii) from Allianz Life of North America’s Form S-1 (File No. 333-255386), electronically filed on April 20, 2021.
	37.	Maximum Anniversary Value Death Benefit Contract Schedule, S40898-01-IVA, incorporated by reference as Exhibit 4(k)(iv) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
	38.	Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.
	39.	IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.
	40.	Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registered Separate Account’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.
	41.	Contract Amendment to change the Early Reallocation Maximum USA-3131, incorporated by reference as exhibit 27(d)(39) from Post-Effective Amendment No. 21 to Registered Separate Account’s Form N-4 (File Nos. 333-255394 and 811-05618), electronically filed on April 22, 2026.
(e)	1.*	Application for Individual Variable Annuity Contract – IAI-APP-01-ADV, filed herewith
	2.	Annuity Purchase Acknowledgment, E-APA-VAR-03, incorporated by reference as Exhibit 4(c)(ii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-264349), electronically filed on December 16, 2022.
(f)	1.	Articles of Incorporation, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.
	2.	Bylaws, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.
(g)		Not Applicable
(h)	1.	Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Investment Company’s Post-Effective Amendment No. 53 (File Nos. 333-83423 and 811-09491), is incorporated by reference.
(i)	1.	Master Professional Services Agreement effective January 1, 2020 between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited, incorporated by reference as exhibit 27(i)(1). from Post-Effective Amendment No. 23 to Insurance Company’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.
	2.	BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(2). from Post-Effective Amendment No. 23 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.
	3.	Attachment 2-F to BPO Schedule 2 of the BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(3). from Post-Effective Amendment No. 23 to Registered Separate Account’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.
(j)		None
(k)*		Opinion and Consent of Counsel
(l)*		Consent of Independent Registered Public Accounting Firm
(m)		Not Applicable
(n)		Not Applicable
(o)		Not Applicable
(p)		Powers of Attorney incorporated by reference as exhibit 27(p) from Post-Effective Amendment No. 16 to Allianz Life of North America’s Form N-4 (File No. 333-264349), electronically filed on July 22, 2025.

(q)	Not Applicable
(r)	Historical Current Limits on Index Gains, incorporated by reference as exhibit 27(r) from Post-Effective Amendment No. 21 to Registered Separate Account’s Form N-4 (File Nos. 333-255394 and 811-05618), electronically filed on April 22, 2026.

*	Filed herewith
**	To be filed by amendment

Item 28. directors and Officers of the insurance company

Unless noted otherwise, all officers and directors have the following principal business address:

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

The following are the Officers and Directors of the Insurance Company:

Name and Principal Business Address	Positions and Offices with Insurance Company
Jasmine M. Jirele	Director, President, and Chief Executive Officer
Andreas G. Wimmer Allianz SE Königinstraße 28 Munich, Germany 80802	Director and Board Chair
William E. Gaumond	Director, Executive Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Executive Vice President, Chief Distribution Officer
Adam Brown	Executive Vice President, Chief Actuary
Gretchen Cepek	Executive Vice President, Chief Legal Officer and Corporate Secretary
Jean-Roch P.F. Sibille	Executive Vice President, Chief Investment Officer
Rebecca A. Wysocki	Senior Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Executive Vice President, Chief People and Culture Officer
Luca Gallo	Executive Vice President, Chief Operating Officer
Walter R. White	Director
Udo Frank	Director
Kevin E. Walker	Director
Howard E. Woolley	Director
Lauren Kathryn Day Allianz SE Koeniginstraße 28 Munich, Germany 80802	Director

Item 29. Persons Controlled by or Under Common Control with the insurance company or the Registered separate account

The Insurance Company organizational chart is incorporated by reference as Item 29 from Post-Effective Amendment No. 21 to Registered Separate Account’s Form N-4 (File Nos. 333-255394 and 811-05618), electronically filed on April 22, 2026.

Item 30. Indemnification

Indemnification provision, as required by the ’33 Act, Rule 484

The Bylaws of the Insurance Company provide:

ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 1. RIGHT TO INDEMNIFICATION:

(a)	Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an “Indemnified Person”) who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:
	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
	(iv)	serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Outside Organization”).
(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
	(iv)	for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;
	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
	(vi)	for acts or omissions that show a reckless disregard for the Indemnified Person’s duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person’s duties, of the risk of serious injury to the Corporation or its shareholders;
	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person’s duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
	(ix)	in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.
SECTION 2. SCOPE OF INDEMNIFICATION:
(a)	Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.
(b)	Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys’ fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.
(c)	Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.
SECTION 3. DEFINITIONS:
(a)	“Corporation” for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)	“Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)	“Professional Services” shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Insurance Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the following Investment Companies other than Allianz Life Variable Account B:

Allianz Life Variable Account A

Allianz Life of NY Variable Account C

Allianz Funds

(b) The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Corey J. Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
William E. Gaumond	Governor
Daniel R. Eberhard	Chief Financial Officer and Treasurer
John C. Helmen	Assistant Vice President, Distribution National Accounts
Matthew C. Dian	Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary

(c) For the period 1-1-2025 to 12-31-2025

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$600,264,172.97	$0	$0	$0

The $600,264,172.97 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT

(a) For the calendar year ended December 31, 2025:

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Allianz Index Advantage Income ADV	1,848	$553,291,652	981	$204,189,217	$24,320	Yes

(b) See Exhibit 27(r)

Item 32. Location of Accounts and Records

Incorporated by reference as Item B3 on form N-CEN, filed by the Registered Separate Account on March 11, 2026.

Item 33. Management Services

Not Applicable

Item 34. Fee Representation and Undertakings

(a) With regard to the variable options under the Contract, Allianz Life Insurance Company of North America (“Insurance Company”) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

(b) With regard to the index-linked options under the Contract, the Insurance Company undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and
2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The Insurance Company also hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;
2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;
3.	Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.	Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 25th day of September, 2026.

ALLIANZ LIFE VARIABLE ACCOUNT B (Registered Separate Account)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Insurance Company)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jasmine M. Jirele*	Director, President & Chief Executive Officer (principal executive officer)	September 25, 2026
Jasmine M. Jirele

/s/ Andreas G. Wimmer*	Director and Board Chair	September 25, 2026
Andreas G. Wimmer

/s/ William E. Gaumond*	Director, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	September 25, 2026
William E. Gaumond

/s/ Howard E. Woolley*	Director	September 25, 2026
Howard E. Woolley

/s/ Udo Frank*	Director	September 25, 2026
Udo Frank

/s/ Kevin E. Walker*	Director	September 25, 2026
Kevin E. Walker

/s/ Walter R. White*	Director	September 25, 2026
Walter R. White

/s/ Lauren Kathryn Day*	Director	September 25, 2026
Lauren Kathryn Day

*By Power of Attorney, dated July 2025, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 16 to Allianz Life Insurance Company’s Form N-4 (File Nos. 333-264349) electronically filed on July 22, 2025.

*By:	/s/ John P. Hite
John P. Hite
Senior Counsel, Associate General Counsel Pursuant to Power of Attorney

File Nos. 333-255394; 811-05618

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 25th day of September, 2026.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Insurance Company – Registrant)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jasmine M. Jirele*	Director, President & Chief Executive Officer (principal executive officer)	September 25, 2026
Jasmine M. Jirele

/s/ Andreas G. Wimmer*	Director and Board Chair	September 25, 2026
Andreas G. Wimmer

/s/ William E. Gaumond*	Director, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	September 25, 2026
William E. Gaumond

/s/ Howard E. Woolley*	Director	September 25, 2026
Howard E. Woolley

/s/ Udo Frank*	Director	September 25, 2026
Udo Frank

/s/ Kevin E. Walker*	Director	September 25, 2026
Kevin E. Walker

/s/ Walter R. White*	Director	September 25, 2026
Walter R. White

/s/ Lauren Kathryn Day*	Director	September 25, 2026
Lauren Kathryn Day

*By Power of Attorney, dated July 2025, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 16 to Allianz Life Insurance Company’s Form N-4 (File Nos. 333-264349) electronically filed on July 22, 2025.

*By:	/s/ John P. Hite
John P. Hite
Senior Counsel, Associate General Counsel Pursuant to Power of Attorney

File No. 333-264349

EXHIBITS TO

POST-effective AmendmentS

to

FORM N-4

(FILE NOS. 333-255394, 811-05618, and 333-264349)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
27(e)(1)	Application for Individual Variable Annuity Contract – IAI-APP-01-ADV
27(k)	Opinion and Consent of Counsel
27(l)	Consent of Independent Registered Public Accounting Firm